UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.        )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under to §240.14a-12

INTERNATIONAL TOWER HILL MINES LTD.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

PRELIMINARY PROXY MATERIALS – SUBJECT TO COMPLETION

INTERNATIONAL TOWER HILL MINES LTD.

SUITE 2710, 200 GRANVILLE STREET VANCOUVER, BC V6C 1S4

TEL: 604-683-6332

FAX: 604-408-7499

NOTICE OF 2021 ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS

To Be Held May 25, 2021

To the Shareholders of INTERNATIONAL TOWER HILL MINES LTD.:

NOTICE IS HEREBY GIVEN that the 2021 Annual General and Special Meeting (the “Meeting”) of the shareholders of International Tower Hill Mines Ltd. (the “Company”) will be held at the Company’s Fairbanks office, located at 506 Gaffney Road, Suite 200, Fairbanks, Alaska 99701, on Tuesday, May 25, 2021, at 9:00 a.m. (Alaska Daylight Time), for the following purposes:

1.	To receive the audited consolidated financial statements of the Company for the fiscal year ended December 31, 2020 (with comparative statements relating to the preceding fiscal period) together with the report of the auditor thereon;

2.	To elect each of the seven persons named in the Company’s Information Circular/Proxy Statement as directors of the Company, to hold office until the Company’s next annual general meeting of shareholders or until such director’s successor is elected and qualified;
3.	To appoint Davidson & Company LLP as auditors/independent registered public accountants of the Company for the fiscal year ending December 31, 2021 and to authorize the Company’s board of directors to fix the auditors’ remuneration;
4.	To consider and, if deemed advisable, pass a special resolution approving certain alterations to the Company’s Notice of Articles and the amendment and restatement of the Company’s Articles;
5.	To conduct an advisory vote on the compensation of the named executive officers;
6.	To re-approve the Company’s 2017 Deferred Share Unit Incentive Plan and approve any unallocated deferred share units or entitlements issuable pursuant to such plan;
7.	To re-approve the Company’s 2006 Incentive Stock Option Plan and approve any unallocated options issuable pursuant to such plan; and
8.	To transact any other business that may properly come before the Meeting and any postponements or adjournments thereof.

The Company has fixed the close of business on April 6, 2021 as the record date for the determination of shareholders who are entitled to receive notice of, and to vote at, the Meeting. The transfer books of the Company will not be closed. Only shareholders of record as of the close of business on April 6, 2021 are entitled to receive notice of and to vote at the Meeting and any postponements or adjournments thereof. The accompanying Information Circular/Proxy Statement provides additional information relating to the matters to be dealt with at the Meeting and is incorporated into this notice.

Due to restrictions and recommendations regarding public meetings and social distancing measures as a result of COVID-19, shareholders are strongly encouraged to vote their Common Shares in advance of the Meeting rather than attending in person. Social distancing measures will be strictly enforced at the Meeting and travel restrictions may make it difficult for shareholders to travel to and from the Meeting.

Instructions for voting your Common Shares in advance of the Meeting by mail, telephone or through the Internet are detailed in the accompanying Information Circular/Proxy Statement. Shareholders who wish to observe proceedings at the Meeting will be able to join the Meeting by conference call at 800-315-6338 or +1-913-904-9376, access code 68561. The only matters addressed at the Meeting will be the formal business of the Meeting described in this Notice. There will not be a follow-up corporate presentation or question period provided by management or the Chair of the Board.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Debbie Evans
Debbie Evans,
Corporate Secretary

Vancouver, British Columbia, Canada

April [__], 2021

Important Notice Regarding the Availability of Proxy Materials

for the Annual General and Special Meeting of Shareholders to be Held on May 25, 2021:

The Proxy Statement and 2020 Annual Report to Shareholders are available at the Company’s website: www.ithmines.com

INTERNATIONAL TOWER HILL MINES LTD.

INFORMATION CIRCULAR/PROXY STATEMENT

PRELIMINARY PROXY MATERIALS – SUBJECT TO COMPLETION

INTERNATIONAL TOWER HILL MINES LTD.

SUITE 2710, 200 GRANVILLE STREET VANCOUVER, BC V6C 1S4

TEL: 604-683-6332

FAX: 604-408-7499

INFORMATION CIRCULAR/PROXY STATEMENT

2021 Annual General and Special Meeting

(Information is as at April 6, 2021 except as indicated)

This information circular/proxy statement (“Proxy Statement”) is furnished in connection with the solicitation of proxies on behalf of management and by the board of directors (the “Board”) of INTERNATIONAL TOWER HILL MINES LTD. (the “Company”) for use at the 2021 Annual General and Special Meeting of Shareholders (the “Meeting”) to be held at the Company’s Fairbanks office, located at 506 Gaffney Road, Suite 200, Fairbanks, Alaska 99701, on Tuesday, May 25 2021, at 9:00 a.m. (Alaska Daylight Time), or any postponement or adjournment thereof, for the purposes set forth in the accompanying Notice of Meeting. This Proxy Statement and the accompanying proxy/voting instruction form are first being sent to shareholders beginning on or about April 15, 2021.

All dollar amounts used herein are in U.S. dollars unless otherwise noted. References to C$ or CAD represent amounts denominated in Canadian dollars.

At the Meeting, shareholders will vote on the following matters, as well as any other business properly brought before the Meeting:

•	Proposal One: To elect as directors of the Company each of the seven nominees named in this Proxy Statement. The Board recommends a vote FOR each of these nominees.

•	Proposal Two: To appoint Davidson & Company LLP as the Company’s auditors/independent registered public accountants for the fiscal year ending December 31, 2020 and to authorize the Board to fix the auditors’ remuneration. The Board recommends a vote FOR this proposal.

•	Proposal Three: To approve an alteration of the Company’s Notice of Articles and the amendment and restatement of the Company’s Articles. Shareholders may vote separately on the alteration to the Company’s Notice of Articles and the amendment and restatement of the Company’s Articles. The Board recommends a vote FOR this proposal.

•	Proposal Four: To provide advisory approval of the compensation of the Company’s named executive officers. The Board recommends a vote FOR this proposal.

•	Proposal Five: To re-approve the Company’s 2017 Deferred Share Unit Incentive Plan (the “DSU Plan”) and approve any unallocated deferred share units or entitlements issuable pursuant to such plan. The Board recommends a vote FOR this proposal.

•	Proposal Six: To re-approve the Company’s 2006 Incentive Stock Option Plan (the “Stock Option Plan”) and approve any unallocated options issuable pursuant to such plan. The Board recommends a vote FOR this proposal.

Due to restrictions and recommendations regarding public meetings and social distancing measures as a result of COVID-19, shareholders are strongly encouraged to vote their Common Shares in advance of the Meeting rather than attending in person. Social distancing measures will be strictly enforced at the Meeting and travel restrictions may make it difficult for shareholders to travel to and from the Meeting.

Instructions for voting your Common Shares in advance of the Meeting by mail, telephone or through the Internet are described in detail below. Shareholders who wish to observe proceedings at the Meeting will be able to join the Meeting by conference call at 800-315-6338 or +1-913-904-9376, access code 68561. The only matters addressed at the Meeting will be the formal business of the Meeting described in this Proxy Statement. There will not be a follow-up corporate presentation or question period provided by management or the Chair of the Board.

VOTING AT THE ANNUAL GENERAL MEETING

The only voting securities of the Company are its common shares without par value (the “Common Shares”). Only holders of record of Common Shares at the close of business on April 6, 2021 (the “Record Date”), the date selected as the record date by the Board, are entitled to receive notice of, and to vote at, the Meeting. The holders of Common Shares are entitled to one vote per share on each matter submitted to a vote of the shareholders. The Common Shares will vote together as a single class on all matters to be considered at the Meeting. At the close of business on April 6, 2021, 194,908,184 Common Shares were outstanding and entitled to vote.

On a show of hands, every individual who is present as a registered shareholder or as a duly appointed representative of one or more registered corporate shareholders will have one vote, and on a poll every registered shareholder present in person or represented by a validly appointed proxyholder, and every person who is a duly appointed representative of one or more corporate registered shareholders, will have one vote for each Common Share registered in the name of the shareholder on the list of shareholders, which is available for inspection during normal business hours at Computershare Investor Services Inc. and will be available at the Meeting. Shareholders represented by proxyholders are not entitled to vote on a show of hands.

A quorum for the transaction of business at the Meeting or any adjournment or postponement thereof is two persons who are, or who represent by proxy, shareholders who, in the aggregate, hold at least 5% of the issued and outstanding Common Shares. Abstentions and broker non-votes are counted as present to determine whether there is a quorum for the Meeting. A broker non-vote occurs if a shareholder does not provide the record holder of their shares (usually a bank, broker, or other nominee) with voting instructions on a matter and the record holder does not have discretionary voting authority to vote on the matter without instructions from such shareholder.

Subject to the Company’s Majority Voting in Director Elections Policy (see “Statement of Corporate Governance Practices – Majority Voting Policy” on page 15):

(a)	if the number of directors fixed for the time being by the shareholders is the same as the number of nominees standing for election as a director, a nominee is elected as a director by virtue of receiving at least one vote “For”; and

(b)	if the number of directors fixed for the time being by the shareholders is less than the number of nominees standing for election as a director, then the number of nominees equal to the number of directors fixed for the time being who receive the highest proportion of votes cast will be elected as directors.

The allowable votes with respect to the election of directors (Proposal One) are “For” and “Withhold.” “Withhold” votes are only relevant in connection with the Company’s Majority Voting in Director Elections Policy (see “Statement of Corporate Governance Practices – Majority Voting Policy” on page 15). Directors are elected individually, and cumulative voting is not permitted in the election of directors. Abstentions and broker non-votes are not relevant to and will have no effect on this proposal regarding the election of directors.

With respect to the appointment of the auditors (Proposal Two), the allowable votes are “For” and “Withhold.” “Withhold” votes do not represent “Against” votes. Accordingly, a single vote “For” will be sufficient to appoint Davidson & Company LLP, who is proposed by the Company’s Audit Committee for appointment, as the Company’s auditors/independent registered public accountants for the fiscal year ending December 31, 2021.

The allowable votes with respect to the alteration of the Company’s Notice of Articles and the amendment and restatement of the Company’s Articles (Proposal Three) are “For”, “Against”, and “Abstain.” A special majority (at least two-thirds) of votes validly cast at the Meeting (only votes cast “for” and “against” are considered votes cast) is required to approve the matter. Shareholders may vote separately on the alteration of the Company’s Notice of Articles (Proposal Three A) and the amendment and restatement of the Company’s Articles (Proposal Three B).

With respect to the advisory vote on the compensation of the named executive officers (Proposal Four), re-approval of the DSU Plan (Proposal Five), and re-approval of the Stock Option Plan (Proposal Six), a simple majority (50% +1) of the votes eligible to vote at the Meeting and actually voted on the proposal is required to approve the matter.

For all proposals, abstentions and broker non-votes will be counted as present at the Meeting but will not have any effect on the outcome of these matters.

The holders of Common Shares are not entitled to appraisal or dissenters’ rights with respect to any of the matters to be considered at the Meeting.

REVOCABILITY OF PROXY

In addition to revocation in any other manner permitted by law, you may revoke an executed and deposited proxy by (a) except to the extent otherwise noted on such later proxy, signing a new proxy bearing a later date and depositing it at the place and within the time required for the deposit of proxies, (b) signing and dating a written notice of revocation (in the same manner as a proxy is required to be executed, as set out in the notes to the proxy) and either depositing it at the place and within the time required for the deposit of proxies or with the Chair of the Meeting on the day of the Meeting prior to the commencement of the Meeting, or (c) registering with the scrutineer at the Meeting as a registered shareholder present in person and indicating you wish to revoke any previously deposited proxy, whereupon any proxy you have previously executed and deposited will be deemed to have been revoked.

Only registered shareholders have the right to revoke a proxy. If you are not a registered shareholder and you wish to change your vote, you must, at least seven days before the Meeting, arrange for the intermediary which holds your Common Shares to revoke the proxy given by them on your behalf.

A revocation of a proxy does not affect any matter on which a vote has been taken prior to the revocation.

PERSONS MAKING THE SOLICITATION AND SOLICITATION COSTS

The enclosed proxy is solicited by management of the Company and the Board. Solicitations will be made by mail and possibly supplemented by telephone or other personal contact to be made, without special compensation, by the Company’s officers or employees. The Company may reimburse shareholders’ nominees or agents (including brokers holding shares on behalf of clients) for their reasonable out-of-pocket expenses incurred in forwarding proxy materials and obtaining authorization from their principals to execute proxies. No solicitation will be made by specifically engaged employees or soliciting agents. Except as detailed under “Non-Registered Shareholders” below, all costs of the solicitation of proxies will be borne by the Company. None of the directors have advised that they intend to oppose any action intended to be taken by the Company as set forth in this Proxy Statement.

The contents and the sending of this Proxy Statement have been approved by the Board.

PROXY INSTRUCTIONS

The persons named in the accompanying proxy are current directors or officers of the Company. If a shareholder wishes to appoint some other person (who need not be a shareholder) to represent that shareholder at the Meeting, the shareholder may do so either by (i) striking out the printed names and inserting the desired person’s name in the blank space provided in the proxy or (ii) completing another proper proxy and, in either case, delivering the completed and executed proxy to the Company’s transfer agent, Computershare Investor Services Inc., Proxy Dept., 100 University Avenue, 9th Floor, Toronto, Ontario, Canada M5J 2Y1, by not later than 9:00 a.m. (Alaska Daylight Time) / 1:00 p.m. (Eastern Daylight Time) on Thursday, May 20, 2021 or, in the event the Meeting is postponed or adjourned, not less than two business days prior to the day set for the recommencement of such postponed or adjourned Meeting. Proxies delivered after such times will not be accepted or acted upon.

Due to restrictions and recommendations regarding public meetings and social distancing measures as a result of COVID-19, shareholders are strongly encouraged to vote their Common Shares in advance of the Meeting rather than attending in person. Social distancing measures will be strictly enforced at the Meeting and travel restrictions may make it difficult for shareholders to travel to and from the Meeting. If you strike out the names of the management-designated proxyholders and insert your name or an alternative name, there is no assurance that you or your proxyholder will be able to attend and vote your shares at the meeting.

To be valid, the proxy must be dated and be signed by the shareholder or by a duly appointed attorney for such shareholder, or, if the shareholder is a corporation, it must either be under its common seal or signed by a duly authorized officer. If a proxy is signed by a person other than the registered shareholder, or by an officer of a registered corporate shareholder, the Chair of the Meeting may require evidence of the authority of such person to sign before accepting such proxy.

THE SHARES REPRESENTED BY A PROXY WILL BE VOTED OR WITHHELD FROM VOTING BY THE PROXYHOLDER IN ACCORDANCE WITH THE INSTRUCTIONS OF THE PERSON APPOINTING THE PROXYHOLDER ON ANY BALLOT THAT MAY BE CALLED FOR AND, IF A CHOICE HAS BEEN SPECIFIED WITH RESPECT TO ANY MATTER TO BE ACTED UPON, THE SHARES WILL BE VOTED ACCORDINGLY.

If a choice with respect to any proposal is not specified or if more than one choice has been specified for the same proposal, the person appointed proxyholder will vote the securities represented by the proxy as recommended by the Board. These recommendations are: FOR the election of all the nominees for director named in this Proxy Statement, FOR the appointment of Davidson & Company LLP as the Company’s auditor/independent registered public accountants for the fiscal year ending December 31, 2021, FOR approval of an alteration of the Company’s Notice of Articles and the amendment and restatement of the Company’s Articles, FOR approval, on a non-binding advisory basis, of the compensation of the named executive officers, FOR re-approval of the DSU Plan, and FOR re-approval of the Stock Option Plan.

The enclosed proxy, when properly completed and delivered and not revoked, confers discretionary authority upon the person(s) appointed proxyholder(s) thereunder to vote with respect to any amendments or variations of matters identified in the Notice of Meeting or any other matters which may properly come before the Meeting. At the time of the printing of this Proxy Statement, the Company knows of no such amendment, variation or other matter which may be presented to the Meeting.

NON-REGISTERED SHAREHOLDERS

The information set out in this section is important to many shareholders as a substantial number of shareholders do not hold their Common Shares in their own name.

Only registered shareholders or duly appointed proxyholders for registered shareholders are permitted to vote at the Meeting. Most of the shareholders of the Company are “non-registered” shareholders because the Common Shares they own are not registered in their names but are instead registered in the name of (or the name of a nominee of) the brokerage firm, bank, or trust company through which they purchased the shares. More particularly, a person is not a registered shareholder in respect of Common Shares which are held on behalf of that person (the “Non-Registered Holder”) but which are registered either (a) in the name of an intermediary (the “Intermediary”) that the Non-Registered Holder deals with in respect of the Common Shares (Intermediaries include, among others, banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered RRSPs, RRIFs, RESPs and similar plans) or (b) in the name of a clearing agency (such as The Canadian Depository for Securities Limited in Canada or Depositary Trust and Clearing Corporation in the United States) of which the Intermediary is a participant. In accordance with the “Notice and Access” provisions of National Instrument 54-101 Communication with Beneficial Owners of Securities of a Reporting Issuer of the Canadian Securities Administrators, the Company has distributed Proxies/Voting Instruction Forms together with a notice with information on how Non-Registered Holders may access the Notice of Meeting and Proxy Statement electronically (collectively referred to as the “Meeting Materials”) to the clearing agencies and Intermediaries for onward distribution to Non-Registered Holders.

Intermediaries are required to forward the Meeting Materials to Non-Registered Holders unless a Non-Registered Holder has waived the right to receive them. Very often, Intermediaries will use third-party independent service companies to forward the Meeting Materials to Non-Registered Holders. Generally, if you are a Non-Registered Holder and you have not waived the right to receive the Meeting Materials you will either:

(a)	be given a form of proxy which has already been signed by the Intermediary (typically by a facsimile, stamped signature) which is restricted to the number of Common Shares beneficially owned by you, but which is otherwise not complete. Because the Intermediary has already signed the proxy, this proxy is not required to be signed by you when submitting it. In this case, if you wish to submit a proxy you should otherwise properly complete the executed proxy provided and deposit it with the Company’s Registrar and Transfer Agent, Computershare Investor Services Inc., as provided above; or

(b)	more typically, be given a voting instruction form which is not signed by the Intermediary and which, when properly completed and signed by the Non-Registered Holder and returned to the Intermediary or its service company, will constitute voting instructions (often called a “proxy authorization form” or “voting instruction form”) which the Intermediary must follow. Typically, the proxy authorization form will consist of a one-page pre-printed form. Sometimes, instead of the one-page pre-printed form, the proxy authorization form will consist of a regular printed proxy accompanied by a page of instructions that contains a removable label containing a bar-code and other information. In order for the proxy to validly constitute a proxy authorization form, the Non-Registered Holder must remove the label from the instructions and affix it to the proxy, properly complete and sign the proxy and return it to the Intermediary or its service company (not the Company or Computershare Investor Services Inc.) in accordance with the instructions of the Intermediary or its service company.

In either case, the purpose of this procedure is to permit Non-Registered Holders to direct the voting of the Common Shares that they beneficially own. If you are a Non-Registered Holder and you wish to vote at the Meeting in person as proxyholder for the Common Shares owned by you, you should strike out the names of the management-designated proxyholders named in the proxy authorization form or voting instruction form and insert your name in the blank space provided. In either case, you should carefully follow the instructions of your Intermediary, including when and where the proxy authorization form or voting instruction form is to be delivered.

The Meeting Materials are being sent to both registered shareholders and Non-Registered Holders who have not objected to the Intermediary through which their Common Shares are held disclosing ownership information about themselves to the Company (“NOBOs”). If you are a NOBO, and the Company or its agent has sent these materials to you, your name and address and information about your holdings of securities have been obtained in accordance with applicable securities regulatory requirements from the Intermediary on your behalf.

If you are a Non-Registered Holder who has objected to the Intermediary through which your Common Shares are held disclosing ownership information about you to the Company (an “OBO”), you should be aware that the Company does not intend to pay for Intermediaries to forward the Meeting Materials, including proxies or voting information forms, to OBOs and therefore an OBO will not receive the Meeting Materials unless that OBO’s Intermediary assumes the cost of delivery.

DELIVERY OF SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission (the “SEC”) has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement and annual report addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies. A number of brokers with account holders who are Company shareholders may be householding our proxy materials, to the extent such shareholders have given their prior express or implied consent in accordance with SEC rules. A single proxy statement and annual report will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent, which is deemed to be given unless you inform the broker otherwise when you receive the original notice of householding. If, at any time, you no longer wish to participate in householding and would prefer to receive separate proxy materials, please notify your broker to discontinue householding and direct your written request to receive a separate proxy statement and annual report to the Company at: International Tower Hill Mines Ltd., Suite 2710 – 200 Granville Street, Vancouver, British Columbia, Canada, V6C 1S4, or by calling 604-683-6332, and we will promptly deliver a separate proxy statement and annual report per your request. Shareholders who currently receive multiple copies of the proxy materials at their address and would like to request householding of their communications should contact their broker.

INTEREST OF CERTAIN PERSONS OR COMPANIES IN MATTERS TO BE ACTED UPON

Other than as disclosed elsewhere in this Proxy Statement, no director or executive officer, no proposed nominee for election as a director, no person who has been a director or executive officer since the commencement of the Company’s last completed financial year and no associate or affiliate of any of the foregoing persons has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Meeting.

PROPOSAL ONE – ELECTION OF DIRECTORS

The directors of the Company are elected at each annual general meeting of shareholders to hold office until the next annual general meeting of shareholders or until their successors are duly elected or appointed, unless their office is earlier vacated in accordance with the Business Corporations Act (British Columbia) (“BCBCA”). Since the 2020 Annual General and Special Meeting of Shareholders, no fees have been paid to any third party to identify or evaluate a potential director nominee.

Information concerning the nominees for election as directors is set forth below under “Directors and Officers – Nominees for the Board.” In the absence of instructions to the contrary, the Common Shares represented by proxies will be voted FOR each of the nominees listed below. Management does not contemplate that any of the nominees will be unable to serve as a director. All nominees are current directors of the Company.

Vote Required for Approval

Subject to the Company’s Majority Voting in Director Elections Policy (see “Statement of Corporate Governance Practices – Majority Voting Policy” on page 15):

(a)	if the number of directors fixed for the time being by the shareholders is the same as the number of nominees standing for election as a director, a nominee is elected as a director by virtue of receiving at least one vote “For”; and

(b)	if the number of directors fixed for the time being by the shareholders is less than the number of nominees standing for election as a director, then the number of nominees equal to the number of directors fixed for the time being who receive the highest proportion of votes cast will be elected as directors.

The allowable votes with respect to the election of directors (Proposal One) are “For” and “Withhold”. “Withhold” votes are only relevant in connection with the Company’s Majority Voting in Director Elections Policy (see “Statement of Corporate Governance Practices – Majority Voting Policy” on page 15). Directors are elected individually, and cumulative voting is not permitted in the election of directors. Abstentions and broker non-votes are not relevant to and will have no effect on this proposal regarding the election of directors.

The director nominees are Messrs. Anton Drescher, Karl Hanneman, Stuart Harshaw, Marcelo Kim, Stephen Lang, Christopher Papagianis, and Thomas Weng.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE DIRECTOR NOMINEES.

DIRECTORS AND OFFICERS

The following table sets forth certain information with respect to current directors, nominees for director and executive officers of the Company as of April 6, 2021.

Name and Residence	Age	Position	Director Since	Current or Former Public Company Directorships	Stock Exchange
Anton Drescher British Columbia, Canada	64	Director	October 1, 1991

Blue Rhino Capital Corp. (current)

CENTR Brands Corp. (current)

Corvus Gold Inc. (current)

Lamaska Capital Corp.
Oculus VisionTech Inc. (current)
Xiana Mining Inc. (current)

Trevali Mining Corporation (former)

RavenQuest BioMed Inc. (former)

					TSXV CSE TSX, NASDAQ TSXV TSXV, OTC Bulletin Board TSXV TSX CSE
Stuart Harshaw Ontario, Canada	53	Director	April 1, 2018	Constantine Metal Resources Ltd. (former) FPX Nickel Corp (former) PT Vale Indonesia TBK (former) Nickel Creek Platinum Corp. (current) Platinum Group Metals Ltd. (current)	TSXV TSXV IDX TSX TSX, NYSE American
Marcelo Kim New York, USA	34	Director (Chair)	December 28, 2016	Perpetua Resources Corp. (formerly Midas Gold Corp.) (current)	TSX, NASDAQ
Stephen Lang Missouri, USA	65	Director (Lead Independent Director)	February 1, 2014	Alio Gold Inc. (former) Allied Nevada Gold Corp. (former) Centerra Gold Corp. (former) Argonaut Gold (current) Bear Creek Mining (current) HudBay Minerals Inc. (current)	TSX, NYSE American TSX, NYSE American TSX TSX TSXV TSX, NYSE
Christopher Papagianis New York, USA	41	Director	June 1, 2020	Perpetua Resources Corp. (formerly Midas Gold Corp.) (current)	TSX, NASDAQ
Thomas Weng New Jersey, USA	52	Director	August 5, 2013	East Asia Minerals Corp. (former) Scorpio Mining Corp. (former) Hycroft Mining Holding Corp. (current) Jaguar Mining Inc. (current)	TSXV TSXV NASDAQ TSX
Karl Hanneman Alaska, USA	63	Director & CEO	May 30, 2018	Northrim BanCorp, Inc. (current) Gatos Silver, Inc. (current)	NASDAQ NYSE, TSX
David Cross British Columbia, Canada	45	CFO	N/A

Advantage Lithium Corp. (former)

CENTR Brands Corp. (former)

Crystal Lake Mining Corp. (formerly Sierra Iron Ore Corporation) (former)

Northern Lights Resources Corp. (former)
Victory Resources Corp. (former)

					TSXV CSE TSXV CSE CSE

Nominees for the Board:

The directors of the Company are elected at each annual general meeting of shareholders and hold office until the next annual general meeting of shareholders or until their successors are duly elected or appointed, unless their office is earlier vacated in accordance with the BCBCA. The following is a brief biographical description of each director nominee, which includes a discussion of the skills and attributes of each director, and that, in part, led the Corporate Governance and Nominating Committee (“CGNC”) to conclude that each respective director should continue to serve as a member of the Board.

Pursuant to an Investor Rights Agreement dated December 28, 2016 between Paulson & Co. Inc. (“Paulson”) and the Company (“IRA”), the Company has agreed with Paulson that, so long as Paulson, together with its affiliates, owns in the aggregate 20% or more of the issued and outstanding Common Shares, Paulson is entitled to designate two nominees for election to the Board. Paulson and its affiliates currently own 61,930,724 Common Shares in the aggregate, representing approximately 31.77% of the currently outstanding Common Shares, and Paulson is therefore entitled to nominate two persons for election to the Board. Paulson has determined to nominate Marcelo Kim, the current Chair of the Board, and Christopher Papagianis for re-election to the Board.

Anton Drescher – Mr. Drescher has been a Chartered Professional Accountant and Certified Management Accountant since 1981. He is currently involved with several public companies in addition to International Tower Hill Mines Ltd., including as: a director (since 2010) of Corvus Gold Inc., a public mineral exploration company listed on the TSX and NASDAQ; a director (since 1996) and Chief Financial Officer (since 2012) of Xiana Mining Inc., a public mineral exploration company listed on the TSXV; a director (since 2007) and the Chief Financial Officer of Oculus VisionTech Inc., a public company involved in watermarking of film and data listed on the TSXV and the OTC Bulletin Board; a director (since 2014) of CENTR Brands Corp., a public company listed on the CSE; a director (since 2020) of Blue Rhino Capital Corp., a public company listed on the TSXV; a director (since 2020) of Lamaska Capital Corp., a public company listed on the TSXV. Mr. Drescher is also the President (since 1979) of Westpoint Management Consultants Limited, a private company engaged in tax and accounting consulting for business reorganizations, and the President (since 1998) of Harbour Pacific Capital Corp., a private company involved in regulatory filings for businesses in Canada. The CGNC recommended that the Company nominate Mr. Drescher for re-election to the Board due to his significant financial and accounting experience, together with his director experience with other mining and mineral exploration companies.

Karl Hanneman – Mr. Hanneman has been the Chief Executive Officer of the Company since January 31, 2017 and a director since May 30, 2018. Prior to that he was the Chief Operating Officer of the Company since March 26, 2015 and was, prior to that, the General Manager for the Company. Mr. Hanneman has been with the Company since May 2010, during which time he was responsible for assembling the Alaska team and served as Manager of the Company’s Livengood Gold Project (the “Livengood Gold Project”). Mr. Hanneman has more than 40 years of Alaska-based mining industry experience including 12 years for Teck Resources Limited, where he served as Alaska Regional Manager throughout the period of underground exploration, feasibility study, project design, and permitting at Pogo, and then as Director, Corporate Affairs, Alaska for Teck, serving as the senior corporate representative in Alaska supporting both the Red Dog and Pogo Mines. Mr. Hanneman has been involved in industry leadership positions throughout his career as President, Council of Alaska Producers; President, Alaska Miners Association; Governor’s appointee to the Alaska Minerals Commission; Director, Resource Development Council; and Director, Fairbanks Chamber of Commerce. Mr. Hanneman is a director of Northrim BanCorp. Inc. and Gatos Silver, Inc. Mr. Hanneman has a Bachelor of Science Degree in Mining Engineering, magna cum laude, from the University of Alaska. The CGNC recommended that the Company nominate Mr. Hanneman for re-election to the Board due to his knowledge of the Company and the Livengood Gold Project and his extensive experience with other mining and mineral exploration companies.

Stuart Harshaw – Mr. Harshaw is a seasoned mining executive with over 30 years’ experience. Mr. Harshaw is currently President and CEO of Nickel Creek Platinum, a junior mining company with a nickel-copper-PGM property in the Yukon, Canada. Previous to this, Mr. Harshaw was Vice-President Ontario Operations with Vale where he was responsible for the Base Metal operations of Vale in Ontario, which includes 6 mines, a mill, smelter, nickel refinery, cobalt refinery, precious metal refinery and hydroelectric production facilities. Previously, he was Vice-President, Marketing & Sales, Base Metals for Vale International, where he was responsible for the marketing and sales of base metals in the Asia Pacific region and the management of nickel refineries in Asia, specifically in Japan, China, Taiwan, and a joint venture in Korea. Mr. Harshaw earned a Bachelor of Science in Metallurgical Engineering from Queen’s University and an MBA from Laurentian University. The CGNC recommended that the Company nominate Mr. Harshaw for election to the Board due to his extensive executive experience and experience with other mining and mineral exploration companies.

Marcelo Kim – Mr. Kim has been a Partner at Paulson since 2011, where he oversees natural resource investments, specializing in gold, base metals, bulk commodities, and oil & gas. Prior to that, commencing in 2009, he was a generalist analyst covering event arbitrage investment opportunities across broad sectors and capital structures. Mr. Kim is a board member of Perpetua Resources. He is a graduate of Yale University, where he received his Bachelor of Arts in Economics with honors. Mr. Kim has served as Chair of the Board since his appointment in December 2016 and is one of the two individuals nominated for election to the Board by Paulson under the IRA. Mr. Kim’s extensive experience in the gold industry and position with Paulson, the Company’s largest shareholder, enable him to provide valuable counsel to the Company.

Stephen Lang – Mr. Lang is a Mining Engineer with over 30 years of experience in the mining industry. He currently serves as Chair of Hudbay Minerals (since October 2019). Previously, Mr. Lang was President, Chief Executive Officer (from 2008 to 2012) and a member of the board of directors of Centerra Gold Inc. (from 2008 to 2020) and Chair of Centerra (from 2012 to 2019). He also has served as Director for Allied Nevada Gold Corporation (from 2013 to 2015), Alio Gold (from 2015 to 2020), Argonaut Gold and Bear Creek Mining. Prior to that, he held senior positions at Stillwater Mining Company, Barrick Gold Corporation, Rio Algom and Kinross Gold/Amax. Mr. Lang earned a Bachelor and Masters of Science in Mining Engineering from the University of Missouri-Rolla. Mr. Lang has served on the Board since February 2014. The CGNC recommended that the Company nominate Mr. Lang for re-election to the Board due to his significant experience in the mining industry, together with his director and leadership experience with other mining companies.

Christopher Papagianis – Mr. Papagianis has been a Partner at Paulson & Co since 2015, where he works on a number of the firm's largest investments. Prior to joining Paulson, Mr. Papagianis was director of private equity at Peterson Management. He currently is a board member of Perpetua Resources. Mr. Papagianis last served in government as Special Assistant for Domestic and Economic Policy to President George W. Bush. In this role, he guided the collaborative process within the White House to develop and implement policies, legislation, and regulations across numerous agencies. He is a graduate of Harvard College. Mr. Papagianis’ experience spans government and public affairs, investment analysis and portfolio management, M&A, ESG, infrastructure and natural resources – all of which enables him to be a valuable counsel to the Company. Mr. Papagianis has served on the Board since his appointment in June 2020 and is one of the two individuals nominated for election to the Board by Paulson under the IRA. Mr. Papagianis’ experience and position with Paulson, the Company’s largest shareholder, enable him to provide valuable counsel to the Company.

Thomas Weng – Mr. Weng has more than 30 years of experience in the financial services sector. Mr. Weng is currently Co-Founding Partner with Alta Capital Partners, a provider of investment banking services (since February 2011). From February 2007 to January 2011, Mr. Weng was a Managing Director at Deutsche Bank and Head of Equity Capital Markets for Metals and Mining throughout the Americas and Latin America, across all industry segments. Prior to 2007, Mr. Weng held various senior positions at Pacific Partners, an alternative investment firm, and Morgan Stanley and Bear Stearns. Mr. Weng graduated from Boston University with a Bachelor of Arts in Economics. Mr. Weng has served on the Board since August 2013. The CGNC recommended Mr. Weng for re-election to the Board due to his significant financial experience together with his advisory experience in the metals and mining space.

Executive Officers:

The executive officers of the Company are appointed by and serve at the pleasure of the Board and hold office until the expiration of their employment agreement, if such officer has entered into an employment agreement with the Company or one of its affiliates, or their earlier death, retirement, resignation, or removal. The following is a brief biographical description of each current executive officer of the Company.

Karl Hanneman, Chief Executive Officer – See “Directors and Officers – Nominees for the Board” above.

David Cross, Chief Financial Officer – Mr. Cross has been the Chief Financial Officer of the Company since May 11, 2015. Mr. Cross is a partner in the firm of Cross Davis & Company, LLP, Chartered Professional Accountants (“Cross Davis”), an accounting firm focused on providing accounting, management services and guidance related to accounting policies, corporate governance and financial regulatory requirements for publicly listed companies reporting under both IFRS and US GAAP. Cross Davis provides corporate accounting support to the Company under a consulting agreement. Mr. Cross began his accounting career at a Chartered Accountant firm in 1997 and obtained his CPA, CGA designation in 2004. Mr. Cross’ past experience consists of officer, director, and senior management positions, including five years at Davidson & Company LLP, where he spent time as a Manager, a member of their Technical Accounting Committee and a member of their IFRS Committee.

Involvement in Certain Legal Proceedings/Cease Trade Orders, Bankruptcies, Penalties or Sanctions

1.	No director, nominee or executive officer of the Company has been involved in any of the events described by Item 401(f) of Regulation S-K during the past ten years or is currently party or subject to a legal proceeding described by Item 103 of Regulation S-K.

2.	No director nominee is, as at the date of this Proxy Statement, or has been within ten years before the date of this Proxy Statement, a director, chief executive officer or chief financial officer of any company (including the Company) that:
(a)	was subject to an order that was issued while the proposed director was acting in the capacity as director, chief executive officer or chief financial officer; or
(b)	was subject to an order that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer.

For the purposes hereof, the term “order” means:

(a)	a cease trade order;
(b)	an order similar to a cease trade order; or
(c)	an order that denied the relevant company access to any exemption under securities legislation that was in effect for a period of more than 30 consecutive days.

3.	Except as disclosed below, no proposed director:
(a)	is, as at the date of this Proxy Statement, or has been within the ten years before the date of this Proxy Statement, a director or executive officer of any company (including the Company) that, while such person was acting in such capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver-manager or trustee appointed to hold its assets; or
(b)	has, within ten years before the date of this Proxy Statement, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement, or compromise with creditors, or has a receiver, receiver manager or trustee appointed to hold the assets of the proposed director.

Stephen Lang was a director of Allied Nevada Gold Corp. (now Hycroft Mining Corporation) which, together with certain of its domestic direct and indirect subsidiaries, filed voluntary petitions for relief under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware on March 10, 2015. Effective October 22, 2015, Allied Nevada Gold Corp completed its financial restructuring process and emerged from Chapter 11. Mr. Lang resigned as a director of Allied Nevada Gold Corp on October 8, 2015.

4.	No director nominee is, as at the date of this Proxy Statement, or has been within ten years before the date of this Proxy Statement, subject to:
(a)	any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or
(b)	any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable investor in deciding whether to vote for a proposed director.

STATEMENT OF CORPORATE GOVERNANCE PRACTICES

NYSE American Corporate Governance

The Common Shares are listed on the NYSE American (formerly NYSE MKT). Section 110 of the NYSE American Company Guide permits the NYSE American to consider the laws, customs, and practices of foreign issuers in relaxing certain NYSE American listing criteria, and to grant exemptions from NYSE American listing criteria based on these considerations. Currently, in respect to certain matters discussed below, the Company follows Canadian practices that differ from the requirements of the NYSE American. The Company posts on its website at www.ithmines.com a description of the significant ways in which the Company’s governance practices differ from those followed by domestic companies pursuant to NYSE American standards. The contents of the Company’s website are not incorporated into this report and the reference to such website is intended to be an inactive textual reference only.

A description of the significant ways in which the Company’s governance practices differ from those followed by U.S. domestic companies pursuant to NYSE American standards is as follows:

Shareholder Meeting Quorum Requirement: The NYSE American minimum quorum requirement for a shareholder meeting is one-third of the outstanding shares of common stock. In addition, a company listed on NYSE American is required to state its quorum requirement in its bylaws. The Company’s quorum requirement is set forth in its Articles. The Company’s Articles provide that the quorum for the transaction of business at a meeting of shareholders is two persons who are, or who represent by proxy, shareholders who, in the aggregate, hold at least 5% of the issued shares entitled to be voted at a meeting. The Company obtained an exemption from the quorum requirements of the NYSE American (then NYSE MKT) upon its initial listing.

Shareholder Approval Requirements: NYSE American requires a listed company to obtain the approval of its shareholders for certain types of securities issuances, including private placements that may result in the issuance of common shares (or securities convertible into common shares) equal to 20% or more of presently outstanding shares for less than the greater of book or market value of the shares. Under the rules of the TSX, shareholder approval is not generally required for a private placement unless (i) the proposed issued price is lower than the allowable discount to the market price, (ii) if the issue price is less than the market price, the aggregate number of shares issued in the private placement is greater than 25% of the number of shares outstanding, on a non-diluted basis, prior to completion of the private placement or (iii) during any six-month period, securities are issued to insiders entitling them to purchase more than 10% of the number of listed securities outstanding, on a non-diluted basis, prior to the completion of the first private placement to an insider during such period. The Company will seek, and has previously obtained, a waiver from NYSE American’s shareholder approval requirements in circumstances where the securities issuance does not trigger such a requirement under the rules of the TSX.

The NYSE American Company Guide also provides that shareholder approval is required for the participation of directors and officers in a private placement pursuant to which the issuance of common shares to such officers and directors at a discount to market is considered an equity compensation arrangement. Under the rules of the TSX, shareholder approval is not generally required in respect of a private placement to directors and officers of the issuer unless, during any six-month period, securities are issued to insiders entitling them to purchase more than 10% of the number of listed securities outstanding, on a non-diluted basis, prior to the completion of the first private placement to an insider during such period.

Statement of Corporate Governance Practices

The Board is committed to sound corporate governance practices that are both in the interest of its shareholders and contribute to effective and efficient decision making. The Company has reviewed its corporate governance practices in light of National Policy 58-201 Corporate Governance Guidelines (“NP 58-201”) of the Canadian Securities Administrators. In certain cases, the Company’s practices comply with the guidelines; however, the Board considers that some of the guidelines are not suitable for the Company at its current stage of development and therefore these guidelines have not been adopted. National Instrument 58-101 (“NI 58-101”) of the Canadian Securities Administrators mandates disclosure of corporate governance practices for non-Venture Issuers in Form 58-101F1, which disclosure is set out below.

Board Mandate and Oversight of Risk Management

The Board has not adopted a written mandate. At this stage of the Company’s development, the Board does not believe it is necessary to adopt a written mandate as sufficient guidance is found in the applicable corporate legislation and regulatory policies. The mandate of a board of directors, as prescribed by the BCBCA, is to manage or supervise the management of the business and affairs of the Company and to act with a view to the best interests of the Company. In doing so, the Board oversees the management of the Company’s affairs directly and through the operation of its standing committees. In fulfilling its mandate, the Board, among other matters, is responsible for reviewing and approving the Company’s overall business strategies and its annual business plan; reviewing and approving the annual corporate budget and forecast; reviewing and approving significant capital investments outside the approved budget; reviewing major strategic initiatives to ensure that the Company’s proposed actions are in accordance with its stated shareholder objectives; reviewing succession planning; assessing management’s performance; reviewing and approving the financial statements, reports and other disclosures issued to shareholders; ensuring the effective operation of the Board; and safeguarding shareholders’ equity interests through the optimum utilization of the Company’s capital resources. The Board also takes responsibility for identifying the principal risks of the Company’s business and for ensuring these risks are effectively monitored and mitigated to the extent reasonably practicable.

The Board has overall responsibility for risk oversight with a focus on the most significant risks facing the Company. The Board relies upon its Chief Executive Officer (the “CEO”) to supervise day-to-day risk management. The CEO reports directly to the Board and certain Board committees on such matters, as appropriate.

The Board delegates certain oversight responsibilities to its committees. For example, the Audit Committee is primarily responsible for the integrity of the Company’s internal controls over financial reporting and management information systems and for the Company’s policies regarding corporate disclosure and communications.

Director Independence

A director of a company is considered “independent” of an issuer within the meaning of NP 58-201 if he or she has no direct or indirect “material relationship” with that issuer. A “material relationship” is a relationship which could, in the view of the issuer’s board of directors, reasonably interfere with the exercise of a director’s independent judgment. Under Section 803 of the NYSE American Company Guide, a director of an issuer is considered “independent” if he or she is not an executive officer or employee of the issuer (and has not been so in the past three years) and satisfies certain other requirements, and the issuer’s board of directors affirmatively determines that the director does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board has determined that each current director, other than Mr. Hanneman (the current CEO), is independent under both NYSE American listing standards and NP 58-201.

The independent directors routinely meet as a group without members of management or non-independent directors and exercise their responsibilities for independent oversight of management with the guidance of the Chair, who is independent.

Position Descriptions

The Board has not developed a written position description for the Chair of the Board, for the chair of any of its standing committees or for the CEO. To date, given the size of the Company and its stage of development, the Board does not believe that formal written descriptions of these positions are required, and that good business practices and the common law provide guidance as to what is expected of each position. Although the Board has not developed a formal position description for the Chair, it considers that the Chair’s role is to provide independent leadership to the Board.

The positions of Chair and CEO are separate. Under the IRA, a nominee of Paulson is to be the Chair. Marcelo Kim, one of Paulson’s nominees, is the current Chair. Although the Board has determined that Mr. Kim is independent, in light of the relationship of Mr. Kim with Paulson, the Company’s largest shareholder, the Board has appointed Mr. Stephen Lang, the former Chair, as Lead Independent Director.

Director Term Limits and Other Mechanisms of Board Renewal

The Company does not have a policy with respect to director term limits, director retirement or board renewal. Since the Company commenced its current operations in 2006, there has been an ongoing renewal of the Board as the skill sets required on the Board have changed over time. As a result of such renewal, four of seven director nominees have served on the Board for less than five years. Each year, the CGNC reviews the current make-up of the Board and the existing skill sets and experience of the directors to determine if the current directors are appropriate for re-election and will continue to make an effective contribution and whether or not additional or replacement directors are required, given the Company’s anticipated activities and the requirements of the IRA. The Board considers that the adoption of a fixed policy with respect to board renewal or age or term related retirement is not appropriate for the Company, and that the yearly review is a more appropriate and effective way of addressing the issue of the correct composition of the Board and Board renewal.

Policies Regarding the Representation of Women on the Board

The Board has not adopted a written policy relating to the identification and nomination of women directors. Instead, the charter of the CGNC provides, with respect to the nomination of directors, that the responsibility of the CGNC in identifying and recommending qualified candidates is to take into consideration such factors as it deems appropriate, including judgement, skill, diversity, experience with businesses and other organizations of comparable size, and the need for particular expertise on the Board. Neither the Board nor the CGNC specifically considers the level of representation of women on the Board when considering candidates for election or re-election as the intent of the CGNC is to recommend what it considers to be the “best” candidates, and it does so by reviewing qualifications of prospective Board nominees and determines their relevance taking into consideration the then current Board composition and the anticipated skills required to round out the capabilities of the Board.

Similarly, the Board does not consider the level of representation of women in executive officer positions when making executive officer appointments. At the present time, the Company has a very small management team reflective of its current operations and financial resources and does not anticipate a material expansion in its management ranks until such time as the Company may proceed with construction of the Livengood Gold Project. The Company is committed to the fundamental principles of equal employment opportunities and treating people fairly, with respect and dignity, and to offering equal employment opportunities based upon an individual’s qualifications and performance – free from discrimination or harassment because of race, color, ancestry, place of origin, religion, gender, sexual orientation, age, marital status, family status, or physical or mental disability. The Company’s policy is to select candidates for employment, including executive officer positions, based solely upon experience, skill, and ability of candidates.

The Company does not currently have any women directors and has not adopted any targets regarding women on its Board. As noted above, in evaluating potential nominees to the Board, the CGNC focuses on the current Board composition and the anticipated skills required to round out the capabilities of the Board, including the knowledge and diversity of its membership.

The Company does not presently have any women executive officers and has not adopted any targets regarding women in executive officer positions. As noted above, the Company is an equal opportunity employer, whereby candidates for employment as executive officers are selected based upon primary considerations such as experience, skill, and ability.

Orientation and Continuing Education

At the current time, the Board provides ad hoc orientation for new directors. New directors are briefed on strategic plans-, short-, medium- and long-term corporate objectives, the history and current status of the Company’s Livengood Gold Project (the Company’s sole mineral property) and the ongoing work programs concerning the Livengood Gold Project, business risks and mitigation strategies, corporate governance guidelines and existing company policies. There is no formal orientation for new members of the Board. This is considered to be appropriate given the Company’s size and current level of operations. If warranted by the growth of the Company’s operations, the Board would consider implementing a formal orientation process.

The skills and knowledge of the Board are such that no formal continuing education process is deemed necessary, as the Board is comprised of individuals with extensive experience in the mineral exploration and mining industry, as well as in running and managing public companies in the natural resource sector. Several directors are also directors of other natural resource companies. Board members are encouraged to communicate with management, auditors, and technical consultants to keep themselves current with industry trends and developments and changes in legislation. They also have full access to the Company’s records. The Company will pay the reasonable costs of attendance by directors at continuing education courses and seminars with respect to corporate governance, director’s duties and obligations and similar matters.

Ethical Business Conduct

The Board expects management to enhance shareholder value by executing the Company’s business plan and meeting performance goals and objectives according to the highest ethical standards. To this end, in September 2006 the Board adopted a Code of Business Conduct and Ethics (the “Code”) for its directors, officers, employees and, in appropriate cases, consultants. Copies of the Code are available on the Company’s website at www.ithmines.com under “Company – Corporate Governance” or at www.sedar.com. Training with respect to the Code is included in the orientation of new employees. To ensure familiarity with the Code, directors, officers, and employees are asked to read the Code and sign a compliance certificate annually. Directors, officers, and employees are required to report any known violations of the Code to the Chair of the Audit Committee or to the Company’s outside U.S. or Canadian counsel.

Since the beginning of the Company’s most recent fiscal year there have not been any material change reports or current reports on Form 8-K filed that pertain to any conduct of a director or executive officer that constitutes a departure from the Code or a waiver of the Code by the Board. In addition to the provisions of the Code, directors and senior officers are bound by the provisions of the Company’s Articles and the BCBCA, which set forth the manner of dealing with any conflicts of interest. Specifically, any director who has a material interest in a particular transaction is required to disclose such interest and to refrain from voting with respect to the approval of any such transaction.

In September 2006, the Board also adopted a “Share Trading Policy” (revised March 15, 2016) which prescribes rules with respect to trading in securities of the Company when there is any undisclosed material information or a pending material development. Strict compliance with the provisions of this policy is required, with a view to enhancing investor confidence in the Company’s securities and contributing to ethical business conduct by the Company’s personnel. In 2006, the Board also created the Health, Occupational, Safety & Environmental Committee (renamed the “Technical Committee” in 2014) to focus on reviewing project design and operational aspects of any proposed mine development and to reflect the Company’s continuing commitment to improving the environment and ensuring that its activities are carried out in a safe, sustainable, and environmentally sound manner.

Anti-Hedging and Anti-Pledging Policy

The Company does not currently have a policy relating to hedging or pledging transactions in place for directors, officers or employees and such persons may therefore purchase financial instruments, including, for greater certainty, prepaid variable forward contracts, equity swaps, collars or units of exchange funds that are designed to hedge or offset a decrease in market value of equity securities granted as compensation, or pledge Common Shares as collateral for loans. The Board will assess the need and consider implementing such a policy in the future, if warranted.

Communications with the Board

Interested parties, including shareholders of the Company, desiring to communicate with members of the Board, any non-management director, or the independent directors as a group, may do so by mailing a request to the Corporate Secretary of International Tower Hill Mines Ltd. at Suite 2710 – 200 Granville Street, Vancouver, British Columbia, Canada, V6C 1S4. Any such communication should state the number of shares beneficially owned, if any, by the interested party making the communication. The Secretary will forward any such communication to the Chair of the CGNC and will forward such communication to other members of the Board, as appropriate, provided that such communication addresses a legitimate business issue. Any communication relating to accounting, internal controls, auditing, or fraud will be forwarded to the chair of the Audit Committee.

Majority Voting Policy

On April 25, 2013, the Board adopted a majority voting policy (the “Majority Voting Policy”). The Majority Voting Policy was subsequently modified on April 13, 2016. Pursuant to the Majority Voting Policy, the form of proxy for meetings of the shareholders of the Company at which directors are to be elected provides the option of voting in favor, or withholding from voting, for each individual nominee to the Board. If, with respect to any particular nominee, the number of shares withheld from voting exceeds the number of shares voted in favor of the nominee, then the nominee will be considered to have not received the support of the shareholders, and such nominee is expected to submit his or her resignation to the Board, to take effect on acceptance by the Board.

Following receipt of a resignation submitted pursuant to the Majority Voting Policy, the CGNC is to consider whether or not there are exceptional circumstances which would justify not accepting such resignation. Absent such exceptional circumstances, the CGNC shall recommend to the Board that the Board accept the resignation. If the CGNC determines that exceptional circumstances exist that would justify not accepting the resignation, the CGNC will prepare a report to the Board containing a recommendation to the Board not to accept the resignation, and clearly identifying and setting out the basis for determining such exceptional circumstances exist.

Within 90 days following the applicable shareholders’ meeting, the Board shall make its decision whether or not to accept a resignation pursuant to the Majority Voting Policy, based upon the CGNC’s recommendation. Absent such exceptional circumstances as may be set forth in the report of the CGNC, the Board shall accept the resignation. Following the Board’s decision, the Company shall publicly disclose by news release the Board’s decision whether to accept the resignation, including the reasons for rejecting the resignation, if applicable. A copy of the applicable news release shall be provided to each stock exchange on which the Company’s securities are then listed.

If a resignation pursuant to the Majority Voting Policy is accepted, subject to any corporate law restrictions, the Board may:

(a)	leave the resultant vacancy unfilled until the next annual meeting of shareholders of the Company;

(b)	fill the vacancy by appointing a director whom the Board considers to merit the confidence of the shareholders; or

(c)	call a special meeting of the shareholders of the Company to consider the election of a nominee recommended by the Board to fill the vacant position.

Directors who do not submit their resignation in accordance with the Majority Voting Policy will not be re-nominated for election at the next shareholders’ meeting. The Majority Voting Policy applies only in the case of an uncontested shareholders’ meeting, meaning a meeting where the number of nominees for election as directors is equal to the number of directors to be elected. A copy of the Majority Voting Policy is available at the Company’s website at www.ithmines.com.

COMMITTEES OF THE BOARD

Committees of the Board are an integral part of the Company’s governance structure. At the present time, the Board has four standing committees: the Audit Committee, the Compensation Committee, the Corporate Governance and Nominating Committee, and the Technical Committee. Current details of the composition of the standing committees of the Board are as follows:

Director	Audit Committee	Compensation Committee	Corporate Governance and Nominating Committee	Technical Committee
Anton Drescher	Chair		X
Karl Hanneman				X
Stuart Harshaw	X	X		Chair
Marcelo Kim			X	X
Stephen Lang			Chair	X
Christopher Papagianis		X
Thomas Weng	X	Chair

Audit Committee

Members: Anton Drescher (Chair), Stuart Harshaw and Thomas Weng

The Board has a standing Audit Committee of three members. All members of the Audit Committee are independent within the meaning of National Instrument 52-110 Audit Committees of the Canadian Securities Administrators, the NYSE American listing standards and Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and satisfy the composition requirements of Section 803(B)(2)(a) of the NYSE American Company Guide. The Board has determined that Anton Drescher is an “audit committee financial expert” as that term is defined in Item 407(d) of Regulation S-K. As an “audit committee financial expert,” Mr. Drescher satisfies the NYSE American financial literacy and sophistication requirements. The Audit Committee has adopted a charter that describes its responsibilities in detail. The charter is available on the Company’s website at www.ithmines.com.

The primary responsibility for financial reporting, internal controls over financial reporting, compliance with laws and regulations, and ethics rests with the management of the Company. The Audit Committee’s primary purpose is to oversee the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements and corporate policies and controls, the independent auditor’s selection, retention, qualifications, objectivity and independence and the performance of the Company’s internal controls on financial reporting function. The Audit Committee reviews the financial information that will be provided to the shareholders and others, the systems of internal controls that management and the Board have established and the audit process. The Audit Committee also reviews the audited financial statements and management’s discussion and analysis thereof and discusses them with the management of the Company. Additional information about the Audit Committee’s role in corporate governance can be found in the committee’s charter.

Compensation Committee

Members: Thomas Weng (Chair), Christopher Papagianis and Stuart Harshaw

The Board has a standing Compensation Committee of three members. All members of the Compensation Committee are independent directors. As set out in its written charter, the purpose of the Compensation Committee is to implement and oversee human resources and compensation policies and best practices for recommendation to the Board for approval and implementation. The Compensation Committee charter is available on the Company’s website at www.ithmines.com. The Compensation Committee has the duty and responsibility to ensure that the Company has in place programs to attract and develop management of the highest caliber and a process to provide for the orderly succession of management. It also has the duty to assess and report to the Board, on an annual basis, on the performance of the CEO for the prior year, and to review, on an annual basis, the salary, bonus, and other benefits, direct and indirect, of the CEO and make recommendations in respect thereof for approval of the Board. Additionally, the Compensation Committee reviews, on an annual basis, the proposed compensation for all other officers of the Company after considering the recommendations of the CEO and makes recommendations in respect thereof for approval by the Board. The Compensation Committee may not delegate these duties and responsibilities, however, the Compensation Committee may, in its sole discretion, retain, at the expense of the Company, such legal, financial, compensation or other advisors or consultants as it may deem necessary or advisable to perform its duties and responsibilities properly and fully.

Corporate Governance and Nominating Committee

Members: Stephen Lang (Chair), Anton Drescher and Marcelo Kim

The Board has a standing Corporate Governance and Nominating Committee of three members. All members of the CGNC are independent directors. As set out in its written charter, the primary roles of the CGNC include developing and monitoring the effectiveness of the Company’s corporate governance system and ensuring the Company is in line with the proper delineation of the roles, duties and responsibilities of the Company, the Board and its committees. The CGNC charter is available on the Company’s website at www.ithmines.com. The CGNC also establishes procedures for the identification of new nominees to the Board, leads the candidate selection process, and develops and implements orientation procedures for new directors. Currently, the CGNC does not have a policy allowing for the consideration of director candidates recommended by security holders but would consider such nominees if presented to the CGNC on a timely basis in the same manner as any other potential candidates. The CGNC is also responsible for assessing the effectiveness of directors, the Board and the various committees of the Board and assisting the Board in setting the objectives of the CEO and evaluating the performance of the CEO.

The CGNC is responsible for reviewing proposals for new nominees to the Board and conducting such background reviews, assessments, interviews, and other procedures as it believes necessary to ascertain the suitability of a particular nominee. In determining whether a candidate is qualified to be nominee for a position on the Board, the committee will take into consideration factors such as it deems appropriate, including judgment, skill, diversity, experience with businesses and other organizations of comparable size and the need for particular expertise on the Board. The selection of potential nominees for review by the CGNC is generally the result of recruitment efforts by the individual Board members or the CEO, including both formal and informal discussions among Board members and with the CEO, and is usually based upon the desire to have a specific set of skills or expertise included on the Board.

The appointment of new directors, either to fill vacancies or to add additional directors as permitted by applicable corporate legislation, or the nomination for election as a director of a person not currently a director by the shareholders at an annual general meeting of shareholders, is carried out by the Board, based on the recommendation of the CGNC. Once the names of any suggested nominees are received by the CGNC, the CGNC carries out such reviews as it determines to be appropriate, including interviews with the proposed nominee, to determine if the proposed nominee possesses the required skill set being sought by the Board and would be an appropriate “fit” for election to the Board. The CGNC then makes a recommendation to the full Board as to the nomination of the identified individual for election as a director, for appointment as a replacement for a director who has resigned or for appointment as an additional director, as applicable. In addition, prior to each annual general meeting of shareholders of the Company, the CGNC carries out a review of the then current Board composition and makes recommendations as to the individuals, whether existing directors or non-directors, it considers should be nominated for election as a director. With respect to the seven nominees for election as a director at the Meeting disclosed in this Proxy Statement, no holder of Common Shares, non-management director, chief executive officer, other executive officer, third-party search firm, or other source recommended any specific nominee, except that Messrs. Kim and Papagianis were nominated by Paulson under the IRA.

Technical Committee

Members: Stuart Harshaw (Chair), Karl Hanneman, Marcelo Kim, and Stephen Lang

The Board has a standing Technical Committee of four members. As set out in its written charter, the overall purpose of the Technical Committee is to assist the Board in reviewing technical matters related to project design and operations as well as fulfilling the Board’s oversight responsibilities with respect to the Board’s and the Company’s continuing commitment to improving the environment and ensuring that activities are carried out and facilities are operated and maintained in a safe and environmentally sound manner that reflects the ideals and principles of sustainable development. The Technical Committee charter is available on the Company’s website at www.ithmines.com. The Technical Committee will review technical materials prepared by management of the Company and will monitor, review, and provide oversight with respect to the Company’s policies, standards, accountabilities, and programs relative to health, safety, and environmental-related matters.

Board and Committee Meetings

The Board held six meetings during the fiscal year ended December 31, 2020 (“Fiscal Year 2020”). Each director attended, in person or by telephone, 100% of the meetings held by the Board and by the committees of the Board on which he or she served during Fiscal Year 2020. It is the Company’s policy that each director attends each annual meeting of the Company’s shareholders, either in person or by telephone. All the then incumbent Directors attended the annual meeting in Fiscal Year 2020. The attendance record of each director at full Board meetings, and at meetings of any Board committees of which the applicable director is a member for the Fiscal Year 2020, are as follows:

	General Board Meeting	Board Committees
		Audit	Compensation	Corporate Governance & Nominating	Technical
Damola Adamolekun	3(1)	N/A	1	N/A	1
Anton Drescher	6	4	N/A	1	N/A
Karl Hanneman	6	N/A	N/A	N/A	2
Stuart Harshaw	6	4	1	N/A	3
Marcelo Kim	6	N/A	N/A	1	3
Stephen Lang	6	N/A	N/A	1	3
Christopher Papagianis	3(1)	N/A	N/A	N/A	N/A
Thomas Weng	6	4	1	N/A	N/A
Total Meetings Held in Fiscal Year 2020	6	4	1	1	3

1)	Mr. Adamolekun resigned on June 1, 2020 and Mr. Papagianis was appointed to fill the vacancy in accordance with an investor rights agreement with the Company’s largest shareholder, Paulson & Co. Inc. Each of Mr. Adamolekun and Mr. Papagianis attended each of the three Board meetings held during their respective periods during 2020.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL HOLDERS AND MANAGEMENT

The authorized capital of the Company consists of 500,000,000 Common Shares. As at April 6, 2021, 194,908,184 Common Shares were issued and outstanding. Each issued Common Share carries the right to one vote at the Meeting.

The following table sets forth certain information regarding beneficial ownership of the Common Shares, as of April 6, 2021, by each person known by the Company to be the beneficial owner of more than 5% of the outstanding Common Shares. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, to our knowledge, each beneficial owner named in the table has sole voting and investment power with respect to the Common Shares set forth opposite such beneficial owner’s name. The information provided in this table is based on the Company’s records and information filed with the SEC or the British Columbia Securities Commission, unless otherwise noted.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percentage of Common Shares
Paulson & Co., Inc.(2) 1133 Avenue of the Americas New York, New York 10036	61,930,724	31.77%
Sprott Asset Management USA, Inc.(3) 500 Fifth Avenue, Suite 3020 New York, New York 10110	29,303,502	15.03%
Electrum Strategic Opportunities Fund II L.P.(4) 535 Madison Avenue, 12th Floor New York, New York 10022	27,613,581	14.17%
Kopernik Global Investors, LLC(4) Two Harbour Place 302 Knights Run Avenue, Suite 1225 Tampa, Florida 33602	9,807,330	5.03%
(1)	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. In accordance with Rule 13d-3(d)(1) under the Exchange Act, the applicable ownership total for each person is based on the number of Common Shares held by such person as of April 6, 2021, plus any securities to which such person has the right to acquire beneficial ownership within 60 days of April 6, 2021, including those securities held by such person exercisable for or convertible into Common Shares within 60 days after April 6, 2021. Unless otherwise noted, each person and group identified possesses sole voting and investment power with respect to the shares shown opposite such person’s or group’s name.
(2)	Paulson is the investment advisor of several investment funds and managed accounts of private clients and institutional groups (collectively, the “PC Accounts”). Paulson does not itself own any securities of the Company but has authority to exercise control or direction over such securities as the investment advisor of the PC Accounts. The share information is based on Schedule 13D/A filed with the SEC on September 4, 2020.
(3)	Sprott Asset Management USA, Inc. (“SAM”), on behalf of accounts fully managed by SAM and Tocqueville Gold Fund, Sprott-Falcon Gold Equity Fund and Sprott-Falcon Gold Equity UCITS Fund (each of which may be deemed to be acting jointly or in concert with SAM), reported that it exercised control or direction over 29,303,502 Common Shares. The share information is based on Schedule 13G/A filed with the SEC on February 23, 2021.
(4)	Electrum Strategic Opportunities Fund II L.P. (the “Electrum Fund”) directly held 27,613,581 Common Shares as of December 31, 2020. Electrum Strategic Opportunities Fund II GP L.P. (the “Electrum Fund GP”) is the general partner of the Electrum Fund, ESOF II GP Ltd. (“ESOF II GP”) is the general partner of the Electrum Fund GP, and the Electrum Group LLC (“TEG Services”) is the registered investment advisor to the Electrum Fund. Therefore, the Electrum Fund GP, ESOF II GP and TEG Services may be deemed to share the right to direct the disposition of and may be deemed to share the power to vote or to direct the vote of the reported Common Shares. Each of the Electrum Fund, the Electrum Fund GP, ESOF II GP and TEG Services disclaims beneficial ownership of the reported Common Shares except to the extent of its pecuniary interest therein. The share information is based on a Schedule 13G/A filed with the SEC on January 14, 2021.
(5)	Kopernik Global Investors, LLC (“Kopernik”) held sole voting power with respect to 7,780,647 Common Shares and sole dispositive power with respect to 9,807,330 Common Shares as of December 31, 2020. Kopernik disclaims beneficial ownership of the reported Common Shares except to the extent of its pecuniary interest therein. The share information is based on a Schedule 13G/A filed with the SEC on February 12, 2021.

The following table sets forth certain information regarding beneficial ownership of Common Shares as of April 6, 2021 by the Company’s directors and named executive officers, both individually and as a group. The percentage of beneficial ownership is based on 194,908,184 Common Shares outstanding as of April 6, 2021, plus any shares which such individual has a right to acquire within 60 days if not already issued. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, each shareholder named in the table has sole voting and investment power with respect to the shares set forth opposite such shareholder’s name. The information provided in this table is based on Company records and information filed with the SEC and British Columbia Securities Commission, unless otherwise noted. The business address of each person set forth in the table below is c/o International Tower Hill Mines Ltd., Suite 2710 – 200 Granville Street, Vancouver, British Columbia, Canada, V6C 1S4.

Beneficial Owner(1)	Number of Common Shares Owned	Number of Shares Beneficially Owned as a Result of Equity Awards Exercisable or Vesting Within 60 Days of April 6, 2021 (Excluding DSUs)	Vested DSUs(2)	Total	Percentage of Class
Non-employee Directors
Anton Drescher	731,676	180,000	418,771	1,330,447	*
Stuart Harshaw	-	-	289,084	289,084	*
Marcelo Kim(3)	-	-	-	-	-
Stephen Lang	100,000	120,000	418,771	638,771	*
Christopher Papagianis(3)	-	-	-	-	-
Thomas Weng	25,000	180,000	418,771	623,771	*
Named Executive Officers
Karl Hanneman	212,000	1,612,417	289,084	2,113,501	1.08%
David Cross	-	60,000	-	60,000	*
TOTAL	1,068,676	2,152,417	1,834,481	5,055,574	2.59%

* less than 1.0%.

(1)	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. In accordance with Rule 13d-3(d)(1) under the Exchange Act, the applicable ownership total for each person is based on the number of Common Shares held by such person as of April 6, 2021, plus any securities to which such person has the right to acquire beneficial ownership within 60 days of April 6, 2021, including those securities held by such person exercisable for or convertible into Common Shares within 60 days after April 6, 2021. Unless otherwise noted, each person and group identified possesses sole voting and investment power with respect to the shares shown opposite such person’s or group’s name.
(2)	Pursuant to the DSU Plan, DSUs vest on grant but the underlying Common Shares are not issued while the holder remains on the Board. See “Securities Authorized for Issuance Under Equity Compensation Plans – DSU Plan – General Description of the DSU Plan” on page 34.
(3)	Mr. Kim and Mr. Papagianis are each a partner at Paulson. Paulson has beneficial ownership of an aggregate of 61,930,724 Common Shares, representing 31.77% of the currently issued and outstanding Common Shares (see previous table of greater than 5% beneficial owners).

Certain Relationships and Related Transactions

Procedures for Approval of Transactions with Related Parties

In accordance with the requirements of the NYSE American, the Board passed a resolution on June 20, 2007 requiring that, in addition to any requirements under applicable corporate laws, all “related party transactions” are required to first be reviewed and approved by the Company’s Audit Committee. The resolution requires approval by the Audit Committee of all transactions in which the Company is a participant and in which any of the Company’s directors, executive officers, significant shareholders, or an immediate family member of any of the foregoing persons has a direct or indirect material interest. All related party transactions are reported for review by the Audit Committee. The Audit Committee determines whether these transactions are in the best interests of the Company and its shareholders. In addition, related party transactions are subject to the provisions of Multilateral Instrument 61-101 of the Canadian Securities Administrators entitled “Protection of Minority Shareholders in Special Transactions”, which prescribes certain conditions under which related party transactions may be carried out and provides certain exemptions thereto. Conflicts of interest with respect to the involvement of directors and officers in transactions with the Company are also subject to the provisions of the BCBCA and the Company’s Articles.

Transactions Involving Related Parties

There were no reportable transactions with related persons during Fiscal Years 2019 or 2020 other than:

1.	In October 2020, the Company closed an “At-The-Market” offering with B. Riley Securities, Inc. pursuant to which the Company issued an aggregate of 7,334,513 Common Shares. Each of the existing three largest shareholders of the Company elected to purchase their pro-rata share at a price of $1.40 per share: Paulson & Co. Inc., which acquired 2,337,410 shares, Sprott Asset Management USA, which acquired 1,111,386 shares, and Electrum Strategic Opportunities Fund II, L.P., which acquired 1,042,201 shares. Kopernik Global Investors LLC, the Company’s fourth largest shareholder, elected to increase its participation by several times its pro-rata share, and acquired 1,180,000 shares at $1.40 per share.

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Committee

The members of the Compensation Committee are Thomas Weng (Chair), Christopher Papagianis and Stuart Harshaw, each of whom is an independent director.

The overall purpose of the Compensation Committee is to implement and oversee human resources and compensation policies and best practices for recommendation to the Board for approval and implementation. The Compensation Committee is responsible for administering the Stock Option Plan and the DSU Plan.

The duties and responsibilities of the Compensation Committee are as follows:

(a)	to recommend to the Board human resources and compensation policies and guidelines for application to the Company;

(b)	to review and recommend any changes thought necessary to the Company’s domestic and international compensation and human resources policies and procedures;

(c)	if required by applicable legislation or policy, to prepare, on an annual basis for inclusion in the Company’s annual proxy statement, a report on the Company’s compensation practices;

(d)	to ensure that the Company has in place programs to attract and develop management of the highest caliber and a process to provide for the orderly succession of management, such that particularly:

(i)	properly reflect the duties and responsibilities of members of management;
(ii)	are effective and competitive in attracting, retaining, and motivating people of the highest quality; and
(iii)	are based on established corporate and individual performance objectives;

(e)	to assess and report to the Board, on an annual basis, on the performance of the CEO for the prior year;

(f)	to review, on an annual basis, the salary, bonus, and other benefits, direct and indirect, of the CEO and make recommendations in respect thereof for approval by the Board, provided that such Board approval will include the approval of a majority of directors that are “independent” of the Company within the meaning of all applicable legal and regulatory requirements (except in circumstances, and only to the extent, permitted by all applicable legal and regulatory requirements);

(g)	to review, on an annual basis, the proposed compensation for all other officers of the Company after considering the recommendations of the CEO, all within the human resources and compensation policies and guidelines approved by the Board, and make recommendations in respect thereof for approval by the Board, provided that such Board approval will include the approval of a majority of directors that are “independent” of the Company within the meaning of all applicable legal and regulatory requirements (except in circumstances, and only to the extent, permitted by all applicable legal and regulatory requirements);

(h)	to implement and administer human resources and compensation policies approved by the Board concerning the following:

(i)	executive compensation, contracts, stock plans or other incentive plans; and
(ii)	proposed personnel changes involving officers reporting to the CEO;

(i)	to review any proposed amendments to the Stock Option Plan or the DSU Plan and report to the Board thereon;

(j)	to review and make recommendations to the Board concerning the CEO’s recommendations for stock option or DSU grants to directors, senior officers, employees and consultants of the Company and its affiliates under the Stock Option Plan or the DSU Plan;

(k)	from time to time, to review the Company’s broad policies and programs in relation to benefits;

(l)	to annually receive from the CEO recommendations concerning annual compensation policies and budgets for all employees;

(m)	from time to time, to review with the CEO the Company’s broad policies on compensation for all employees and overall labor relations strategy for employees;

(n)	to periodically review the adequacy and form of the compensation of directors and to ensure that the compensation realistically reflects the responsibilities and risks involved in being an effective director, and to report and make recommendations to the Board accordingly;

(o)	to report regularly to the Board on all the committee’s activities and findings during that year; and

(p)	to develop a calendar of activities to be undertaken by the committee for each ensuing year and to submit the calendar in the appropriate format to the Board within a reasonable period of time following each annual general meeting of shareholders.

The following table provides further detail regarding the members of the Compensation Committee and their relevant experience in executive compensation-related roles.

	Thomas Weng	Christopher Papagianis	Stuart Harshaw
Experience as senior leadership of organizations similar to the Company	√	√	√
Direct operational, functional or oversight experience in executive compensation	√	√	√
Experience serving on compensation committees of organizations similar to the Company	√	-	√

The current members of the Compensation Committee, consisting of Messrs. Weng, Papagianis and Harshaw, each have senior leadership experience and direct operational or functional experience overseeing executive compensation at organizations similar to the Company. Messrs. Harshaw and Weng have each served on the compensation committee of similar-sized organizations, and the Compensation Committee supports continuous training and education with respect to executive compensation. It is the opinion of the Board that the experience held by members of the Compensation Committee provides them with the ability to make sound and proper decisions on the suitability of the Company’s compensation policies and practices.

The Chair of the Compensation Committee is responsible for setting the priority for the work of the committee, ensuring that members have the information needed to fulfill their responsibilities, overseeing the logistics of the committee’s operations, reporting to the Board on the committee’s decisions and recommendations and setting the agenda for meetings of the committee.

Independent Compensation Advisors

The Compensation Committee has the authority to engage and compensate, at the expense of the Company, any outside advisor that it determines to be necessary to permit it to carry out its duties, including compensation consultants and advisers. The Compensation Committee did not retain the services of any independent advisors during Fiscal Year 2020.

Executive Compensation Strategy, Philosophy and Principles

The Company’s executive compensation strategy is designed to attract, retain, and motivate an experienced and effective key management team. The strategy focuses on creating strong links between pay and performance and aligning the interests of executives, shareholders, and other stakeholders.

The executive officers of the Company are compensated in a manner consistent with Compensation Committee’s subjective view of their respective contributions to the overall benefit of the Company, considering the criteria set out below.

The determination of executive compensation amount and award is based on a combination of factors, including, but not limited to, information provided to the Compensation Committee by compensation consultants (if utilized), the Compensation Committee’s subjective assessment as to market conditions, information with respect to the compensation of peer group entities (if a peer group is determined), internal policies and practices and the discretion of the Compensation Committee in consideration of their compensation-related experience. The compensation program for each of the executive officers is comprised of a base salary and stock options, and may include an annual cash incentive bonus, if deemed appropriate by the Compensation Committee.

In the case of a mineral exploration company with a significant asset in the advanced exploration/feasibility stage such as the Company, the Compensation Committee considers the following aspects to be of primary importance in assessing the performance of executive officers:

a)	the ability to design, implement and carry out mineral property development in a safe, environmentally appropriate, efficient, and cost-effective basis;

b)	the ability to scope, and effectively oversee, the carrying out of programs designed to optimize the Livengood Gold Project, taking into account the conclusions of the 2017 Pre-Feasibility Study and any future feasibility studies on the project, and to integrate the results of such programs on an ongoing basis;

c)	the ability to raise the significant and necessary capital to permit the Company to carry out the work required to advance such a project through to a stage where a production decision can be considered;

d)	the ability to locate and hire the appropriate personnel required to carry out a feasibility study and permitting activities;

e)	should a production decision be made, the ability to finance, construct and operate a major mine project, focus the Company’s resources, and appropriately allocate such resources to the benefit of the Company as a whole; and

f)	the ability to ensure compliance by the Company with applicable regulatory requirements and carry-on business in a sustainable manner.

Elements of Compensation

Base Salaries

Base salaries are targeted at levels that the Compensation Committee believes, based on the experience of the members of the Compensation Committee, to be generally competitive with the base salaries paid by mining companies of a comparable size and state of development to the Company. Base salaries are initially set through negotiation at the time of hire. Salary for individual executives is generally assessed based on years of experience, potential, performance, business circumstances, market demands or other factors specific to the executive role. Base salaries are reviewed annually by the Compensation Committee to determine if adjustments are appropriate or required, based on the Compensation Committee’s subjective assessment of corporate and individual performance over the previous year and considering the market conditions for the gold industry, changes in the Company’s organization, inflation, and changes in responsibilities and retention requirements. On March 12, 2018, the Board approved recommendations by management to reduce corporate overhead costs, including a reduction in CEO salary by 50% to reflect an approximate 50% reduction in the effort needed to perform CEO duties.

The Compensation Committee typically, in consultation with the CEO, makes recommendations to the Board regarding the base salaries for executive officers of the Company other than the CEO. The Compensation Committee is responsible for recommending the salary level of the CEO to the Board for approval.

Annual Incentives (Short-Term Incentives)

While the Company had previously implemented a formal Annual Incentive Compensation Plan, the change in the focus of the Company towards the optimization program with respect to the Company’s 2017 Pre-feasibility Study, and the significant reduction in field work and preparation for permitting and simplification of corporate objectives has meant that the Compensation Committee has adopted an informal and subjective approach to annual incentives, which are generally in the form of cash bonuses, when and if appropriate in the opinion of the Compensation Committee.

Equity-Based Incentive Plans

2006 Incentive Stock Option Plan

The Stock Option Plan is designed to align the interests of executives and those of shareholders through the opportunity of share ownership.

Recommendations for the grant of incentive stock options are initially made by the CEO to the Compensation Committee, which is responsible for reviewing and considering any such recommended grants and thereafter recommending the grant thereof (subject to any changes determined appropriate by the Compensation Committee, including declining to recommend some or all such grants, or amending the proposed terms thereof) to the Board, which then makes the actual grants. Stock option allocations are made at the discretion of the Compensation Committee, considering the Company’s performance and an employee’s individual performance. While the Compensation Committee aims to have individuals with similar levels of responsibility holding approximately equivalent numbers of options, additional grants may be allocated to those executives believed by the Compensation Committee to be able to affect the success of the Company more directly. In addition, ranges are proposed for each organizational level of the Company, taking into consideration the number of shares available for option.

In Fiscal Year 2020, the Company granted 150,000 incentive stock options to Mr. Karl Hanneman having an exercise price of C$0.92 per share. The options vested one-third on the grant date (May 27, 2020), and will continue to vest one-third on May 27, 2021, and one-third on May 27, 2022, with an expiry date of May 27, 2026.

For a general description of the terms and conditions of the Stock Option Plan, see “Securities Authorized for Issuance Under Equity Compensation Plans – Stock Option Plan – General Description of the Stock Option Plan” on page 32.

Deferred Share Unit Incentive Plan

The Company adopted the DSU Plan on April 4, 2017. The DSU Plan was subsequently approved by the shareholders of the Company at the Company’s annual general and special meeting of shareholders on May 24, 2017.

The purpose of the DSU Plan is to allow the Company to grant deferred share units (“DSUs”), each of which is equivalent in value to a Common Share, to directors, officers and employees of the Company and its subsidiaries (“Eligible Persons”) in recognition of their contributions and to provide for an incentive for their continuing relationship with the Company. The granting of such DSUs is intended to promote a greater alignment of the interests of Eligible Persons with the interests of shareholders.

On May 27, 2020, the Company granted each director (other than directors nominated for election by Paulson) 90,217 DSUs with an aggregate grant date fair value of C$83,000 (or C$0.92 per DSU). Each DSU vested immediately upon being granted, but the underlying Common Shares are not issuable until the director ceases to serve as a director.

For a general description of the terms and conditions of the DSU Plan, see “Securities Authorized for Issuance Under Equity Compensation Plans – DSU Plan – General Description of the DSU Plan” on page 34.

Benefit, Perquisites and Pension Programs

Other Benefits and Perquisites

The Company’s wholly owned U.S. subsidiary, Tower Hill Mines (US) LLC (“Tower US”), which employs all personnel, has a benefit program in place, including medical and dental benefits and basic life insurance, which applies to all permanent employees of Tower US. The Company believes that such a plan is an important consideration in attracting the necessary personnel.

Executive Retirement Plan

The Company does not have a defined benefit pension plan for any of its executive officers or other employees. However, through Tower US, the Company makes contributions to a 401(k) plan on behalf of each of Tower US’s employees, including executive officers, equal to 3% of their base salaries up to the contribution limit as prescribed by the U.S. Internal Revenue Service. In Fiscal Year 2020, contributions totaling $4,673 were made by Tower US on behalf of the named executive officers.

Compensation Risk Management

The Board annually reviews and approves the Company’s strategic plan, considering business opportunities, level of risks consistent with the Company’s risk appetite, cost implications, health, safety and environmental standards and alignment with the objectives at the Company’s Livengood Gold Project in Alaska. At the present, these objectives are focused primarily on completing the ongoing project optimization work plan and maintaining the baseline environmental data collection program, as required to support future permitting. In the Compensation Committee’s view, this focus in and of itself provides a lower risk profile and reduces the risk that compensation matters will not be consistent with prudent risk-taking. The reduction in short-term incentives, such as cash bonuses, coupled with the continued use and emphasis on share-based compensation through longer term incentive stock options with deferred vesting provisions is a measure of time risk, focusing on longer-term performance.

The Board’s review of the Company’s compensation practices considers the business risk thereof to the Company in the context of the mineral resource industry. The Board reviews and approves annual corporate objectives in the context of approved annual budgets and maintains a formal system of corporate and financial authority levels to ensure compliance with the approved budget.

Effects of Internal Revenue Code Section 409A on Executive Compensation

Section 409A of the Internal Revenue Code generally affects the grants of most forms of deferred compensation. The Company’s compensation program is designed to comply with the final regulation of the U.S. Internal Revenue Service and other guidance with respect to Section 409A of the Internal Revenue Code and the Company expects to administer its compensation programs accordingly. The provisions of the NEO employment agreements include provisions to change the timing of payments of which may be required affecting any additional taxes or interest and amending agreements without impairing the economic benefits to the NEO, but in no event shall the Company be liable to any NEO for any taxes, penalties, or interest that may be due because of the application of Internal Revenue Code Section 409A.

Compensation Committee Report

The information contained in the following Compensation Committee Report shall not be deemed “soliciting material” or “filed” with the SEC, nor shall such information be incorporated by reference into a future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent the Company specifically incorporates this report by reference therein.

The Compensation Committee has reviewed and discussed with management the foregoing Compensation Discussion and Analysis. Based on such review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.

This Report has been submitted by the following members of the Compensation Committee:

Thomas Weng, Chair

Christopher Papagianis

Stuart Harshaw

Total Shareholder Return Performance – Performance Graph

The following chart compares the total cumulative shareholder return on $100 invested in Common Shares on December 31, 2015 with the cumulative total returns of the S&P/TSX Composite Index and S&P/TSX Global Gold Index for the five most recently completed financial years.

	12/31/2015	12/31/2016	12/31/2017	12/31/2018	12/31/2019	12/31/2020
International Tower Hill Mines	100.00	277.78	207.41	262.96	259.26	659.26
S&P/TSX Composite Index	100.00	117.51	124.59	110.09	131.16	134.00
S&P/TSX Global Gold Index	100.00	149.97	150.90	144.21	201.73	243.51

As can be seen from the foregoing graph, the Company’s performance generally has directionally tracked the performance of the S&P/TSX Global Gold Index over the last five years, and has exceeded their performance during the last year. Over this period, both the Company’s performance and the S&P/TSX Global Gold Index have exceeded the performance of the S&P/TSX Composite Index. However, the volatility of the Company’s stock price over the period is greater than either the S&P/TSX Global Gold Index or the S&P/TSX Global Gold Index. In late 2012, gold prices had a steady decline and investor sentiment turned negative towards mining equities with projects with lower grade resources requiring large capital expenditures. During 2015 through 2019, the Company progressed on a number of opportunities with the potential for optimization and reducing costs of building and operating a mine at the Livengood Gold Project. The change in shareholder return can be generally attributed to the change in the gold price, the long-term nature of the Company’s optimization process which results in significant periods of time without significant news flow, and the updated technical report on SEDAR entitled “NI 43-101 Technical Report Pre-feasibility Study of the Livengood Gold Project, Livengood, Alaska, USA” dated March 8, 2017 and signed April 10, 2017.

The total compensation for NEOs increased 8% between 2019 and 2020. Cash compensation for NEOs (salary and bonus) decreased less than 1% between 2019 and 2020 as a result of translating Canadian dollar amounts to U.S. dollars. In August 2019 and May 2020, options were granted to the CEO and in May 2020 to the CFO as incentive compensation. The Company’s overall compensation to NEOs has been generally aligned to the progress made on advancing the Livengood Gold Project. The CEO has achieved substantially all performance objectives established by the Board while making progress in the optimization of the Livengood Gold Project. Such optimization, while significantly benefiting the Company and the Livengood Gold Project and positioning it for potential advantage in a rising gold market, does not necessarily translate into share price performance, which is essentially directly tied to the current gold prices.

Summary Compensation Table

The following table sets forth the compensation for each named executive officer (“NEO”) during the years ended December 31, 2020 and 2019.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards(1) ($)	All other compensation ($)	Total Compensation ($)
Karl Hanneman, CEO	2020	150,000	-	-	83,161	64,906(2)	298,067
	2019	150,000	-	-	69,776	67,107(3)	286,883
David Cross CFO	2020	53,720	-	-	16,632	-	70,352
	2019	54,270	-	-	-	-	54,270
(1)	Amounts represent the grant date fair value of option awards. The grant date fair value of option awards was calculated in accordance with Financial Accounting Standards Board Codification Topic 718. See Note 7 – Share Capital within the Notes to Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the years ended December 31, 2020 and December 31, 2019, respectively, for a discussion of valuation assumptions for the option awards. Canadian dollar amounts were translated to U.S. dollars using the exchange rate on the date of grant.
(2)	Amount represents contributions to the Company’s 401(k) plan of $4,673 and $60,233, representing the fair value of the date of grant of 90,217 DSUs issued to Mr. Hanneman as a director of the Company on May 27, 2020.
(3)	Amount represents contributions to the Company’s 401(k) plan of $4,500 and $62,607, representing the fair value of the date of grant of 97,647 DSUs issued to Mr. Hanneman as a director of the Company on August 8, 2019.

Outstanding Equity Awards

The following table sets forth the option-based awards granted to the NEOs that were outstanding as at December 31, 2020 (based on vesting as it existed at December 31, 2020):

Outstanding Equity Awards at 2020 Fiscal Year End
Name	Number of Securities Underlying Unexercised Options # Exercisable	Number of Securities Underlying Unexercised Options # Unexercisable	Option Exercise Price (C$)	Option Grant Date	Option Expiration Date
Karl Hanneman COO/CEO	330,000 400,000 250,000 332,417 150,000 150,000	- - - - - 100,000	1.11 1.00 1.35 0.61 0.85 0.92	February 25, 2014 March 16, 2015 October 23, 2017 March 21, 2018 August 8, 2019 May 27, 2020	February 25, 2022 March 16, 2023 February 1, 2025 March 21, 2024 August 8, 2025 May 27, 2026
David Cross CFO	30,000 30,000	- 20,000	1.00 0.92	June 9, 2015 May 27, 2020	June 9, 2023 May 27, 2026

Except as otherwise noted, the Company has not granted any share-based awards to NEOs, and there are no estimated future payouts under non-equity or equity incentive plan awards.

None of the NEOs exercised option-based awards during the year ended December 31, 2020.

Employment Agreements, Termination and Change of Control Benefits

Karl Hanneman (CEO)

Effective March 12, 2018, Karl Hanneman, the Company’s CEO, entered into a new employment agreement with Tower Hill Mines (US) LLC. Under the new employment agreement, Mr. Hanneman will continue to be responsible for all duties normally incidental to the position of CEO. However, due to a 50% reduction in the amount of time required to perform those duties as the scope of work the Company is performing is reduced, the base salary Mr. Hanneman is entitled to receive was reduced by 50% from $300,000 to $150,000 per year. Mr. Hanneman continues to be eligible for an annual performance bonus targeted at 100% of his base salary. The new employment agreement also provides for standard benefits and contains customary confidentiality and non-competition provisions.

The employment agreement with Mr. Hanneman is for an indefinite term and is an “at will” agreement, which means that either Tower US or Mr. Hanneman may terminate the employment relationship without notice and without payment of any compensation (including voluntary resignation, retirement, termination with or without cause) except as otherwise provided. Mr. Hanneman’s employment agreement specifically provides for a severance payment upon termination under certain events. Under the terms of the employment agreement, the Company may terminate Mr. Hanneman’s employment in its sole discretion without cause and for any reason whatsoever, in which event Mr. Hanneman would be entitled to receive an amount equal to his annual base salary plus the portion of annual bonus earned. Under the terms of the employment agreement, upon termination after a Change of Control (as defined below), Mr. Hanneman would be entitled to receive an amount equal to his annual base salary plus the annual performance bonus (at target), immediate vesting of any unvested stock options and continuation of medical benefits for a period of one year.

“Change of Control” means:

(a)	any person or group of affiliated or associated persons acquires more than 50% of the voting power of the Company;

(b)	the consummation of a sale of all or substantially all of the assets of the Company;

(c)	the liquidation or dissolution of the Company;

(d)	a majority of the members of the Board are replaced during any 12-month period by Board members whose nomination or election was not approved by the members of the Board at the beginning of such period (the “Incumbent Board”) (provided that any subsequent members of the Board whose nomination or election was previously approved by the Incumbent Board shall thereafter be also deemed to be a member of the Incumbent Board); or

(e)	the consummation of any merger, consolidation, or reorganization involving the Company in which, immediately after giving effect to such merger, consolidation or reorganization, less than 51% of the total voting power of outstanding stock of the surviving or resulting entity is then “beneficially owned” (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) in the aggregate by the shareholders of the Company immediately prior to such merger, consolidation or reorganization. Notwithstanding the foregoing, in no event shall a Change of Control be deemed to occur in the event of a sale of Company securities or debt as part of a bona fide capital raising transaction or internal corporate reorganization.

David Cross (CFO)

Upon David Cross’s appointment as Chief Financial Officer (“CFO”) on May 11, 2015, the Company and Mr. Cross entered into a consulting agreement. Pursuant to the terms of this agreement, Mr. Cross has agreed to act as CFO of the Company. As consideration for so acting, pursuant to the agreement, Mr. Cross received an initial grant of 30,000 incentive stock options on June 9, 2015, a subsequent grant of 30,000 incentive stock options on May 27, 2020, and will be granted such further and additional incentive stock options as the Board may from time to time in its sole discretion determine, having regard to Mr. Cross’s position as a senior officer of the Company and his corresponding obligations in respect thereof, and his performance of the stipulated services under the agreement. The agreement does not provide for a fixed term, and is terminable by either the Company or Mr. Cross on 90 days’ notice, provided that the Company may terminate the agreement at any time upon notice if Mr. Cross is guilty of conduct that would, at common law, constitute just cause for summary dismissal of Mr. Cross if he were an employee of the Company, or if he is unwilling or unable to provide the stipulated services, either competently and efficiently or at all, or in the case of Mr. Cross declaring bankruptcy. No severance is payable other than as required by the notice provision (90 days).

Concurrent with the appointment of Mr. Cross as CFO, the Company entered into a consulting agreement with Cross Davis & Company LLP (“Cross Davis”), a general accounting firm of which Mr. Cross is a partner. Pursuant to such agreement, Cross Davis provides corporate accounting support to the Company in exchange for a monthly fee of C$6,000 per month, plus any applicable provincial sales tax and/or Canadian federal Goods and Services Tax. If the Company requests Cross Davis to provide additional services not specifically set out in the agreement, then the Company will pay for such services at a fee to be agreed. The agreement does not provide for a fixed term and is terminable by either the Company or Cross Davis on 90 days’ notice, provided that the Company may terminate the agreement at any time upon notice if Cross Davis becomes bankrupt, or if it is unwilling or unable to provide the stipulated services, either competently and efficiently or at all. No payment is due upon termination other than as required by the notice provision (90 days).

The following table shows the estimated severance payment payable to the Company’s current NEOs if they were terminated on December 31, 2020 after a Change of Control.

Name	Salary ($)	Bonus ($)	Stock Option Awards	All Other Compensation ($)	Total ($)
Karl Hanneman, CEO	150,000	150,000	-	40,000(1)	340,000
David Cross, CFO	N/A	N/A	-	C$18,000(2)	C$18,000
(1)	Estimated based on annual salary contribution to the 401(k)-plan subject to the contribution limit as prescribed by the Internal Revenue Service and continuation of medical benefits for a period of twelve months.
(2)	Represents the amount payable assuming the required 3 months’ notice is not given and therefore a payout of 3 months’ consulting fees is required.

Director Compensation

The Board has approved the payment of annual retainer fees to the non-management directors of the Company in recognition of the fact that service as a director in an active resource exploration company such as the Company requires a significant commitment of time and effort and the assumption of increasing liability. As part of the Company’s effort to reduce corporate overhead costs beginning in 2018, the annual retainer for non-Paulson directors was reduced to C$10,000 in 2018.

Pursuant to the IRA, the directors who are nominees of Paulson are not entitled to receive any salary or other compensation (including directors’ fees) for their service as directors. Accordingly, neither Mr. Kim (Chair) nor Mr. Papagianis receive any compensation for serving on the Board.

The Company reimburses all directors (including Paulson nominees) for their actual out-of-pocket costs incurred in attending Board and Board committee meetings. In addition, all directors have the benefit of customary directors’ and officers’ liability insurance providing coverage in amounts and terms satisfactory to Paulson. In addition, the Company is required to enter into indemnity agreements with each such director substantially in a form agreed by Paulson.

Director Compensation Table

The following table discloses all amounts of compensation provided to the Company’s non-management directors for the Company’s most recently completed financial year.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	All Other Compensation ($)(1)	Total ($)
Damola Adamolekun(2)	-	-	-	-
Anton Drescher	7,461	-	60,233	67,694
Stuart Harshaw	7,461	-	60,233	67,694
Marcelo Kim(2)	-	-	-	-
Stephen Lang	7,461	-	60,233	67,694
Christopher Papagianis(2)	-	-	-	-
Thomas Weng	7,461	-	60,233	67,694
(1)	On May 27, 2020, each director other than the Paulson nominees received 90,217 DSUs having a fair value on the date of grant of $60,233.
(2)	As nominees of Paulson under the IRA, neither Mr. Kim nor Mr. Adamolekun (resigned June 1, 2020) nor Mr. Papagianis (appointed June 1, 2020) is entitled to receive any compensation for acting as a director of the Company.

Outstanding Option-Based Awards

The following table sets forth the option-based awards granted to non-management directors that were outstanding as at December 31, 2020 (based on vesting as it existed at December 31, 2020):

Option-based Awards
Name	Number of Securities Underlying Unexercised Options # Exercisable	Number of Securities Underlying Unexercised Options # Unexercisable	Option Exercise Price (C$)	Option Grant Date	Option Expiration date	Value of Unexercised in-the-money options (C$)(1)
Anton Drescher	60,000 60,000 60,000	- - -	1.11 1.11 1.00	February 25, 2014 March 10, 2014 March 16, 2015	February 25, 2022 March 10, 2022 March 16, 2023	40,200 40,200 46,800
Stuart Harshaw	-	-	-	-	-	-
Marcelo Kim	-	-	-	-	-	-
Stephen Lang	60,000 60,000	- -	1.11 1.00	February 25, 2014 March 16, 2015	February 25, 2022 March 16, 2023	40,200 46,800
Christopher Papagianis	-	-	-	-	-	-
Thomas Weng	60,000 60,000 60,000	- - -	1.11 1.11 1.00	February 25, 2014 March 10, 2014 March 16, 2015	February 25, 2022 March 10, 2022 March 16, 2023	40,200 40,200 46,800
(1)	Valued using the closing market price of Common Shares on the TSX on December 31, 2020 (C$1.78 per share) less the exercise price per share.

In addition to the options described above, each of the Company’s non-management directors (other than the Paulson nominees) received a grant of 90,217 DSUs during the year ended December 31, 2020. Each DSU vests immediately and will entitle the holder to receive an equivalent number of Common Shares when the director in question ceases to serve as a director.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table sets forth details of all equity compensation plans of the Company as of December 31, 2020, consisting of the 2006 Incentive Stock Option Plan and 2017 Deferred Share Unit Incentive Plan.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (C$)	Number of Securities Remaining Available for Future Issuance Under the Equity Compensation Plans
Equity Compensation Plans Approved by Securityholders	4,541,530	0.94	14,949,288
Equity Compensation Plans Not Approved by Securityholders	-	-	None
Total	4,541,530	0.94	14,949,288

The maximum number of Common Shares issuable pursuant to security-based compensation arrangements (including the Stock Option Plan and the DSU Plan) may not exceed 10% of the Common Shares issued and outstanding from time-to-time. As at December 31, 2020, the maximum aggregate number of Common Shares that could be issued under the Stock Option Plan and the DSU Plan was 19,490,818, representing 10% of the number of issued and outstanding Common Shares on that date (on a non-diluted basis). As at December 31, 2020, the Company had stock options to potentially acquire 2,707,049 Common Shares outstanding under the Stock Option Plan (representing approximately 1.30% of the outstanding Common Shares) and 1,834,481 DSUs outstanding under the DSU Plan (representing approximately 0.94% of the outstanding Common Shares), leaving up to 14,949,288 Common Shares available for future grants under the Stock Option Plan and DSU Plan combined based on the number of outstanding Common Shares as at that date on a non-diluted basis (representing an aggregate of approximately 7.76% of the outstanding Common Shares).

There were no amendments to the terms of any previously granted options or DSUs during the financial year ended December 31, 2020.

Table of Annual Burn Rate

The following table sets forth the annual burn rate of all equity compensation plans of the Company for the last three financial years. The annual burn rate is the number of awards granted each year, expressed as a percentage of the weighted average number of outstanding Common Shares of the Company at the end of each financial year.

	Stock Option Plan			DSU Plan
	2020	2019	2018	2020	2019	2018
Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	255,000	187,232	420,085	451,085	488,235	708,540
Weighted Average Number of Securities Outstanding	189,870,444	187,359,884	181,984,179	189,870,444	187,359,884	181,984,179
Burn Rate	0.13%	0.10%	0.23%	0.24%	0.26%	0.39%

Stock Option Plan

The Stock Option Plan was approved by shareholders of the Company in September 2006, and subsequently re-approved by the shareholders of the Company in November 2007, October 2008, and October 2009. The Stock Option Plan was subsequently amended and approved by shareholders in September 2012 and May 2015 and re-approved by shareholders of the Company in May 2018. The Stock Option Plan is a “rolling” plan, which means that the maximum number of Common Shares that may be issued pursuant to the exercise of options granted under the Stock Option Plan is 10% of the number of issued and outstanding Common Shares as at the date of grant. The Stock Option Plan must be re-approved by the shareholders of the Company every three years.

Purpose of the Stock Option Plan

The Stock Option Plan is intended as an incentive to enable the Company to attract and retain qualified directors, officers, employees and consultants of the Company and its affiliates, promote a proprietary interest in the Company and its affiliates among its employees, officers, directors, and consultants, and stimulate the active interest of such persons in the development and financial success of the Company and its affiliates.

General Description of the Stock Option Plan

The Stock Option Plan is administered by the Compensation Committee. Options are granted by the Board based upon the recommendations of the Compensation Committee. The following is a brief description of the Stock Option Plan, which description is qualified in its entirety by the Stock Option Plan.

1.	Options may be granted to Employees, Officers, Directors, Non-Employee Directors, Management Company Employees, and Consultants (all as defined in the Stock Option Plan) of the Company and its affiliates who are, in the opinion of the Compensation Committee, in a position to contribute to the success of the Company or any of its affiliates or who, by virtue of their service to the Company or any predecessors thereof or to any of its Affiliates, are in the opinion of the Compensation Committee, worthy of special recognition.

2.	The aggregate number of Common Shares that may be made issuable pursuant to options granted under the Stock Option Plan at any particular time, unless otherwise approved by shareholders, may not exceed that number which is equal to 10% of the Common Shares issued and outstanding at such time. For greater certainty, in the event options are exercised, expire, or otherwise terminate, the Company may (subject to such 10% limit) grant an equivalent number of new options under the Stock Option Plan and the Company may (subject to such 10% limit) continue to grant additional options under the Stock Option Plan as its issued capital increases, even after the Stock Option Plan has received regulatory acceptance and shareholder approval.

3.	The number of Common Shares subject to each option will be determined by the Board at the time of grant (based upon the recommendations of the Compensation Committee), provided that the maximum aggregate number of Common Shares issued pursuant to the exercise of options granted to insiders under the Stock Option Plan (together with those Common Shares which may be issued pursuant to any other security-based compensation plan of the Company or any other options for services granted by the Company) within a 12 month period shall not exceed 10% of the issued and outstanding number of Common Shares. Subject to the overall 10% limit described in 2 above, and the limitations on options to insiders as set forth above, there is no maximum limit on the number of options which may be granted to any one person.

4.	The exercise price of an option will be set by the Compensation Committee in its discretion, but such price shall be fixed in compliance with the applicable provisions of the TSX Company Manual in force at the time of grant and, in any event, will not be less than the closing price of the Common Shares on the TSX on the day prior to the option grant.

5.	Options may be exercisable for a period of up to ten years from the date of grant. The Stock Option Plan does not contain any specific provisions with respect to the causes of cessation of entitlement of any optionee to exercise his or her option, provided, however, that the Board may, at the time of grant, determine that an option will terminate within a fixed period (which is shorter than the option term) upon the ceasing of the optionee to be an eligible optionee (for whatever reason) or upon the death of the optionee, provided that, in the case of the death of the optionee, an option will be exercisable only within one year from the date of the optionee’s death.

6.	Notwithstanding the expiry date of an option set by the Board, the expiry date will be adjusted, without being subject to the discretion of the Board or the Compensation Committee, to take into account any blackout period imposed on the optionee by the Company. If the expiry date falls during, or within 10 business days after, a blackout period, then the expiry date of such option will, without any further action by the Compensation Committee or the Board, be extended to the close of business on the tenth business day after the end of such blackout period.

7.	The Stock Option Plan does not provide for any specific vesting periods. The Compensation Committee may, at the time of grant of an option, determine when that option will become exercisable and any applicable vesting periods, and may determine that that option will be exercisable in installments.

8.	On the occurrence of a takeover bid, issuer bid or going private transaction, the Board has the right to accelerate the date on which any option becomes exercisable and may, if permitted by applicable legislation, permit an option to be exercised conditional upon the tendering of the Common Shares thereby issued to such bid and the completion of, and consequent taking up of such Common Shares under, such bid or going private transaction.

9.	Options are non-assignable (except as specifically provided in the Stock Option Plan in the event of the death of the optionee), and may, during his or her lifetime, only be exercised by the optionee.

10.	The exercise price per Common Share under an option may be reduced, at the discretion of the Board (upon the recommendation of the Compensation Committee), if (a) at least six months has elapsed since the later of the date such option was granted and the date the exercise price for such option was last amended and (b) if required by the TSX, shareholder approval (including disinterested shareholder approval) is obtained.

11.	If there is any change in the number of Common Shares outstanding through any declaration of a stock dividend or any consolidation, subdivision or reclassification of the Common Shares, the number of Common Shares available under the Stock Option Plan, the Common Shares subject to any granted stock option and the exercise price thereof will be adjusted proportionately, subject to any approval required by the TSX. If the Company amalgamates, merges, or enters into a plan of arrangement with or into another corporation, and the Company is not the surviving or acquiring corporation, then, on any subsequent exercise of such option, the optionee will receive such securities, property, or cash which the optionee would have received upon such reorganization if the optionee had exercised his or her option immediately prior to the record date.

12.	The Stock Option Plan provides that, subject to the policies, rules and regulations of any lawful authority or regulatory body having jurisdiction over the Company (including the TSX), the Board may, at any time, without further action or approval by the shareholders of the Company, amend the Stock Option Plan or any option granted under the Stock Option Plan (or related stock option agreement) for administrative purposes or in such other respects as it may consider advisable including, without limitation, to:

(a)	ensure that the options granted under the Stock Option Plan will comply with any provisions respecting stock options in tax and other laws in force in any country or jurisdiction of which an optionee to whom an option has been granted may from time to time be resident or a citizen;

(b)	correct any defect or omission or reconcile any inconsistency in the Stock Option Plan, any option or option agreement;

(c)	change the vesting provisions of an option or the Stock Option Plan;

(d)	subject to (m) below, change termination provisions of an option;

(e)	add or modify a cashless exercise feature providing for payment in cash or securities upon the exercise of options;

(f)	ensure compliance with applicable laws or the requirements of the TSX or any regulatory body or stock exchange with jurisdiction over the Company;

(g)	add or change provisions relating to any form of financial assistance provided by the Company to participants under the Stock Option Plan that would facilitate the purchase of securities under the Stock Option Plan;

provided that shareholder approval shall be obtained for any amendment that results in:

(h)	an increase in the Common Shares issuable under options granted pursuant to the Stock Option Plan;

(i)	a change in the persons who qualify as participants eligible to participate under the Stock Option Plan;

(j)	a reduction in the exercise price of an option;

(k)	the cancellation and reissuance of any option;

(l)	the extension of the term of an option;

(m)	a change in the insider participation limit contained in subsection 5.1(b) (see paragraph 3 above);

(n)	options becoming transferable or assignable other than for the purposes described in section 10; and

(o)	a change in the amendment provisions contained in section 16 (the section which permits the foregoing amendments).

DSU Plan

The DSU Plan was adopted by the Company on April 4, 2017 and subsequently re-approved by the shareholders of the Company in May 2017 and May 2020. The DSU Plan must be re-approved by the shareholders of the Company every three years.

Purpose of the DSU Plan

The purpose of the DSU Plan is to allow the Company to grant DSUs, each of which is equivalent in value to a Common Share, to directors, officers and employees of the Company or a subsidiary of the Company in recognition of their contributions and to provide for an incentive for their continuing relationship with the Company. The granting of such DSUs is intended to promote a greater alignment of the interests of Eligible Persons with the interests of shareholders.

General Description of the DSU Plan

The DSU Plan is administered by the Compensation Committee. The following is a brief description of the DSU Plan, which description is qualified in its entirety by the DSU Plan.

1.	The Compensation Committee, from time to time in its sole discretion, may grant DSUs to Eligible Persons (“Participants”). In respect of each grant of DSUs, the Compensation Committee will determine on the date of any such grant (i) the number of DSUs allocated to the Participant, (ii) whether the Participant will be entitled to elect to receive a cash payment in lieu of Common Shares in respect of such DSUs on the Distribution Date (as defined below) (such DSUs, “Cash Option DSUs”), (iii) any vesting conditions that may be applicable to such grant, and (iv) such other terms and conditions of the DSUs applicable to the grant.

2.	Unless otherwise provided at the time of grant, DSUs will be fully vested upon being granted. One or more accounts (each, an “Account”) will be maintained by the Company in respect of each Participant and will be credited by means of a book-keeping entry with DSU’s granted to such Participant from time to time.

3.	Notwithstanding any other provision of the DSU Plan:

(a)	the maximum number of Common Shares issuable pursuant to outstanding DSUs at any time will be limited to 10% of the aggregate number of issued and outstanding Common Shares, provided that the maximum number of Common Shares issuable pursuant to outstanding DSUs and all other security-based compensation arrangements (which includes the Stock Option Plan), may not exceed 10% of the Common Shares outstanding from time to time;

(b)	the number of Common Shares reserved for issuance to any one Participant under all security-based compensation arrangements may not exceed 5% of the issued and outstanding Common Shares;

(c)	the number of Common Shares issuable to insiders (as defined in the TSX Company Manual), at any time, under all security-based compensation arrangements, may not exceed 10% of the issued and outstanding Common Shares; and

(d)	the number of Common Shares issued to insiders, within any one-year period, under all security-based compensation arrangements, may not exceed 10% of the issued and outstanding Common Shares.

For the purposes of the above limitations, issued and outstanding Common Shares are computed on a non-diluted basis. Any increase in the issued and outstanding Common Shares (whether as a result of the issue of Common Shares pursuant to DSUs or otherwise) will result in an increase in the number of Common Shares that may be issued pursuant to DSUs outstanding at any time and any increase in the number of DSUs granted will, upon the issue of Common Shares pursuant thereto, make new grants available under the DSU Plan. Further, if the acquisition of Common Shares by the Company for cancellation should result in the foregoing tests no longer being met, this will not constitute non-compliance with the above limitations for any grants outstanding prior to such purchase of Common Shares for cancellation. DSUs that are cancelled or terminated will result in the Common Shares that were reserved for issuance thereunder being available for a subsequent grant of DSUs pursuant to the DSU Plan to the extent of any Common Shares issuable thereunder that are not issued under such cancelled or terminated DSUs.

4.	A Participant who ceases to hold any office as a director, officer or employee of the Company or a subsidiary of the Company, including as a result of disability or death (the date of such cessation, the “Separation Date”), will have the right to receive, subject to adjustment where cash dividends are paid in Common Shares, that number of Common Shares from treasury (“Payment Shares”) equal to the number of DSUs in the Participant’s Account(s) or, in the case of Cash Option DSUs and upon the election of the Participant, a cash payment (a “Cash Payment”) in lieu of Payment Shares in respect of a portion or all of such DSUs, on the date (the “Distribution Date”) that the Participant may elect by written notice delivered to the Chief Financial Officer of the Company on or before November 15 of the calendar year following the calendar year in which the Separation Date occurs; provided however, that in no event will the Distribution Date be earlier than the Separation Date or later than December 1 of the calendar year following the calendar year in which the Separation Date occurs. If the Participant fails to deliver such notice, the Distribution Date will be deemed to be December 1 of the calendar year following the calendar year in which the Separation Date occurs.

5.	A Cash Payment, if applicable, will be equal to (a) the number of DSUs in respect of which the Participant has elected to receive cash in lieu of Payment Shares multiplied by (b) the Fair Market Value (as defined in the DSU Plan) of a Common Share on the Distribution Date.

6.	The Payment Shares and/or, where applicable, the Cash Payment will be issued or paid within ten (10) business days after the Distribution Date. Upon payment in full of the value of all the DSUs in the Participant’s Account(s) by way of Payment Shares and/or a Cash Payment, as the case may be, less any applicable withholding taxes, the DSUs will be cancelled, and no further payments will be made to the Participant under the DSU Plan.

7.	In the event: (a) of any change in the Common Shares through subdivision, consolidation, reclassification, amalgamation, merger or otherwise; (b) that any rights are granted to all or substantially all shareholders to purchase Common Shares at prices substantially below Fair Market Value as of the date of grant (other than the payment of dividends in respect of the Common Shares); or (c) that, as a result of any recapitalization, merger, consolidation or other transaction, the Common Shares are converted into or exchangeable for any other securities or property, the Board may make such adjustments to the DSU Plan, the agreements documenting each grant under the DSU Plan (the “DSU Agreements”) and the DSUs outstanding under the DSU Plan as the Board may, in its discretion, consider appropriate in the circumstances to prevent dilution or enlargement of the rights granted to Participants and/or to provide for the Participants to receive and accept such other securities or property in lieu of Common Shares as the Board in its discretion considers fair and appropriate in the circumstances, and the Participants will be bound by any such determination.

8.	The Board may amend, suspend, or discontinue the DSU Plan or amend any DSU or DSU Agreement at any time without the consent of any Participant, provided that such amendment, suspension, or termination will not adversely alter or impair the rights of any Participant in respect of any DSU previously granted to such Participant under the DSU Plan, except as otherwise permitted under the DSU Plan. In addition, the Board may, by resolution, amend the DSU Plan or any DSU granted under it (together with any related DSU Agreement) without shareholder approval; provided, however, that at any time while the Common Shares are listed for trading on the TSX, the Board will not be entitled to amend the DSU Plan or any DSU granted under it (together with any related DSU Agreement) without shareholder and, if applicable, TSX acceptance: (a) to increase the maximum number of Common Shares issuable pursuant to the DSU Plan; (b) to permit the assignment or transfer of a DSU other than as provided for in the DSU Plan; (c) to add to the categories of persons eligible to participate in the DSU Plan; (d) to remove or amend the limits on issuances to insiders under the DSU Plan; (e) to remove or amend the amendment provisions of the DSU Plan; or (f) in any other circumstances where TSX and shareholder approval is required by the TSX.

9.	If the Board terminates or suspends the DSU Plan, previously credited DSUs will remain outstanding and in effect in accordance with the terms of the DSU Plan.

10.	Except as required by law, the rights of a Participant under the DSU Plan are not capable of being assigned, transferred, alienated, sold, encumbered, pledged, mortgaged, or charged and are not capable of being subject to attachment or legal process for the payment of any debts or obligations of the Participant.

Outstanding Options and DSUs

Notwithstanding any other provision of the Stock Option Plan or the DSU Plan, the maximum number of Common Shares issuable pursuant to security-based compensation arrangements (including the Stock Option Plan and the DSU Plan) may not exceed 10% of the Common Shares outstanding from time to time.

As at April 6, 2021, the Company had stock options to potentially acquire 2,537,049 Common Shares outstanding under the Stock Option Plan (representing approximately 1.30% of the outstanding Common Shares) and 1,834,481 outstanding DSUs (representing approximately 0.94% of the outstanding Common Shares), leaving up to 15,119,288 Common Shares (representing approximately 7.76% of the outstanding Common Shares) available for future grants under the Stock Option Plan and the DSU Plan as at that date.

INDEBTEDNESS OF DIRECTORS AND SENIOR OFFICERS

No individual who is, or at any time during the last completed financial year was, a director or executive officer of the Company or who is a proposed nominee for election as a director of the Company, or any of their respective associates or affiliates, has been, at any time since January 1, 2020, the beginning of the Company’s last completed financial year, either (a) indebted to the Company or any of its subsidiaries or (b) indebted to an entity where such indebtedness is the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Company or any of its subsidiaries.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

Other than as set forth elsewhere in this Proxy Statement, no informed person of the Company, proposed director of the Company, or any associate of affiliate of any informed person or proposed director has had any material interest, direct or indirect, in:

(a)	any transaction since January 1, 2020 (being the commencement of the Company’s last completed financial year); or

(b)	any proposed transaction,

which materially affected or would materially affect the Company or any of its subsidiaries. As defined in National Instrument 51-102 Continuous Disclosure Obligations of the Canadian Securities Administrators, “informed person” means:

(a)	a director or executive officer of a reporting issuer;

(b)	a director or executive officer of a person or company that is itself an informed person or subsidiary of a reporting issuer;

(c)	any person or company who beneficially owns, directly or indirectly, voting securities of a reporting issuer or who exercises control or direction over voting securities of a reporting issuer or a combination of both carrying more than 10% of the voting rights attached to all outstanding voting securities of the reporting issuer other than voting securities held by the person or company as underwriter in the course of a distribution; and

(d)	a reporting issuer that has purchased, redeemed, or otherwise acquired any of its securities, for so long as it holds any of its securities.

MANAGEMENT CONTRACTS

The management functions of the Company during 2020 were not, to any substantial degree, performed by a person or persons other than the Company’s directors or senior officers.

PROPOSAL TWO – APPOINTMENT OF AUDITORS

The Audit Committee has recommended that Davidson & Company LLP (“Davidson”) be nominated for appointment at the Meeting as the Company’s independent auditors for the fiscal year ending December 31, 2021. Davidson are the current independent auditors for the Company and were first appointed as such on May 24, 2017.

Accordingly, unless such authority is withheld, the persons named in the accompanying proxy intend to vote for the appointment of Davidson as auditors of the Company for the financial year ending December 31, 2021, and to authorize the Directors to fix the auditors’ remuneration.

Representatives of Davidson are expected to be present at the Meeting, either in person or telephonically, and will have the opportunity to make a statement, if they desire. Also, Davidson will be available to respond to appropriate questions from shareholders.

Independent Auditors Fees

The following table provides amounts billed by Davidson, the Company’s independent auditors, for the fiscal years ended December 31, 2020 and December 31, 2019 for professional services rendered to the Company during the last two fiscal years:

	Audit Fees ($)	Audit-Related Fees ($)(1)	Tax Fees ($)	All Other Fees ($)(2)	Total Fees ($)
Fiscal Year Ended December 31, 2020	29,844	14,549	-	13,430	57,823
Fiscal Year Ended December 31, 2019	30,148	14,697	-	-	44,845
(1)	Audit-related fees consisted of procedures related to interim financial statements.
(2)	All other fees consisted of services related to the At-The-Market offering with B. Riley Securities, Inc.

The Audit Committee has established procedures for engagement of an independent registered public accounting firm to perform services other than audit, review, and attest services. To safeguard the independence of the Company’s auditor, for each engagement to perform such non-audit service, (a) the Company and the auditor affirm to the Audit Committee that the proposed non-audit service is not prohibited by applicable laws, rules, or regulations; (b) the Company describes the reasons for hiring the auditor to perform the services; and (c) the auditor affirms to the Audit Committee that it is qualified to perform the services. The Audit Committee has delegated to its Chair its authority to pre-approve such services in limited circumstances, and any such pre-approvals are reported to the Audit Committee at its next regular meeting. All services provided by Davidson in 2020 were permissible under applicable laws, rules and regulations and were pre-approved by the Audit Committee in accordance with its procedures.

Vote Required for Approval

With respect to the appointment of the auditors, the allowable votes are “For” and “Withhold”. “Withhold” votes do not represent “Against” votes. Accordingly, a single vote “For” will be sufficient to elect Davidson, who are proposed by the Company’s Audit Committee for appointment as the Company’s auditors for the fiscal year ending December 31, 2021.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPOINTMENT OF DAVIDSON & COMPANY LLP AS AUDITOR/INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS OF THE COMPANY.

REPORT OF THE AUDIT COMMITTEE

The information contained in the following Audit Committee Report shall not be deemed “soliciting material” or “filed” with the SEC, nor shall such information be incorporated by reference into a future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent the Company specifically incorporates this Report by reference therein.

Audit Committee Report

The Audit Committee has reviewed and discussed with the Company and Davidson, the Company’s independent auditors for the Fiscal Year 2020, the audited financial statements of the Company for the fiscal year ended December 31, 2020. The Audit Committee has also reviewed and discussed the Company’s compliance with Section 404 of the Sarbanes-Oxley Act of 2002.

The Audit Committee has discussed with Davidson the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. In addition, the Audit Committee has received and reviewed the written disclosures and letter from Davidson required by applicable requirements of the Public Company Accounting Oversight Board regarding Davidson’s communications with the Audit Committee concerning independence and has discussed with Davidson its independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, for filing with the Securities and Exchange Commission.

Submitted by the following members of the Audit Committee:

Anton Drescher, Chair

Stuart Harshaw

Thomas Weng

PROPOSAL THREE – APPROVAL OF AN ALTERATION OF THE COMPANY’S NOTICE OF ARTICLES AMENDMENT AND RESTATEMENT OF THE COMPANY’S ARTICLES

At the Meeting, Shareholders will be asked to consider and, if deemed appropriate, to approve certain alterations and amendments to the Company’s Notice of Articles and Articles principally intended to provide the Board with the additional flexibility to take certain actions in the best interests of the Company in a timely and efficient manner. The principal effect of the proposed amendments would be to (i) alter the Company’s Notice of Articles to remove the restriction on the number of Common Shares authorized for issuance (Proposal Three A) and (ii) amend and restate the Company’s Articles in order to permit the Company to take certain actions with Board approval only (Proposal Three B).

Increase in Authorized Shares (Proposal Three A)

Under the BCBCA, the number of shares of each authorized class that may be issued by a company is unlimited, unless there is a maximum specified in the company’s notice of articles. Notwithstanding that it is common for the authorized share capital of public companies incorporated under the BCBCA to consist of an unlimited number of common shares, the authorized share capital of the Company as set forth in is Notice of Articles currently consists of 500,000,000 Common Shares. As of April 6, 2021, 194,908,184 Common Shares were outstanding. As of December 31, 2020, stock options relating to 2,707,049 Common Shares and DSUs relating to 1,834,481 Common Shares were outstanding and an additional 14,949,288 Common Shares were available for issuance under the Stock Option Plan and the DSU Plan.

Management and the Board believe that it would be in the best interests of the Company to remove the limit on the number of Common Shares authorized for issuance, in order to provide the Company with additional flexibility in the future to take advantage of financing or other opportunities without the requirement to first obtain the approval of Shareholders to alter the Company’s Notice of Articles.

The removal of the limit on the number of Common Shares authorized for issuance will increase the number of Common Shares available for the Board to issue in future financings, to provide equity incentive to employees, officers, and directors, to make stock-based acquisitions and for other general corporate purposes. However, the Company does not have any specific plan, commitment, arrangement, understanding or agreement, either oral or written, regarding the issuance of Common Shares at this time.

Any future authorized Common Shares, if and when issued, would be part of our existing class of Common Shares and would have the same rights and privileges as the Common Shares currently outstanding. Holders of Common Shares have no preferential rights to purchase any of the additional Common Shares when additional Common Shares are issued.

The issuance of additional Common Shares may, depending upon the circumstances under which these Common Shares are issued, reduce shareholders’ equity per share and may reduce the percentage ownership of Common Shares by existing shareholders. It is not the present intention of the Board of Directors to seek shareholder approval prior to any issuance of Common Shares that would become authorized by the alteration unless otherwise required by law or regulation.

Amended and Restated Articles (Proposal Three B)

Attached as Appendix A to this Circular are the proposed amendments to the Company’s Articles. The following description of the proposed amendments is of a summary nature only and Shareholders should refer to the full text of the Amended and Restated Articles attached as Appendix A (the “Amended and Restated Articles”).

Under Section 9.1 of the Company’s current Articles, the Company may only take certain actions if approved by a special resolution of Shareholders, including: (i) creating or eliminating a class or series of shares; (ii) subdividing or consolidating any of its shares into a greater or smaller number of shares; (iii) changing any of its shares without par value into shares with par value (and vice versa); (iv) if the Company is authorized to issue shares with par value, increasing or decreasing the par value of those shares; and (v) altering the identifying name of any of its shares. Under Section 9.4 of the Company’s Articles, the Company may only change its name (or a translation of its name) if approved by a special resolution.

Under the BCBCA, each of the foregoing actions may be taken with board approval, unless a company’s articles otherwise provide. Management of the Company believes that it would be in the best interests of the Company to amend and restate the Articles in order to provide that each of the acts described above may be taken with board approval only, in order to provide the Company with the flexibility to take such actions in a more efficient and timely manner if the Board determines in the future that it would be in the best interests of the Company to do so.

In addition to the foregoing, the Company proposes to amend its Articles as follows:

•	consistent with the requirements of the BCBCA, add as Section 9.3 a provision stating that a right or special right attached to issued shares must not be prejudiced or interfered with unless the holders of such class or series of shares consent by a special separate resolution;

•	amend Section 18.1 to provide that the CEO of the Company may call a meeting of the directors; and

•	consistent with best practice, amend Section 18.10 to increase the quorum for a meeting of directors from two directors to a majority of directors.

Vote Required for Approval

At the Meeting, Shareholders will be asked to consider and, if deemed appropriate, to pass, with or without variation, the following special resolutions (the “Amendment Resolutions”). To be effective, the Amendment Resolutions must be approved by 66 2/3% of the votes cast by Shareholders who are entitled to vote and are present in person or by proxy at the Meeting. Shareholders may vote separately on the alteration of the Company’s Notice of Articles (Proposal Three A) and the amendment and restatement of the Company’s Articles (Proposal Three B). Neither the approval of the alteration to the Company’s Notice of Articles to remove the restriction on the number of Common Shares authorized for issuance (Proposal Three A) nor the approval of the amendment and restatement of the Company’s Articles in order to permit the Company to take certain actions with Board approval only (Proposal Three B) is conditioned on approval of the other amendment.

“BE IT RESOLVED, AS A SPECIAL RESOLUTION, THAT:

1.	The authorized share structure of the Company be changed to eliminate the maximum number of the shares that the Company is authorized to issue out of the Common Shares Without Par Value so that there is no maximum number of the shares that the Company is authorized to issue out of that class.”

“BE IT RESOLVED, AS A SPECIAL RESOLUTION, THAT:

1.	The Notice of Articles of the Company be altered to reflect the changes authorized by the foregoing resolution and give effect thereto;

2.	The current Articles of the Company be terminated;

3.	The form of Articles attached as Appendix “A” to the management information circular dated May 25, 2021, be adopted as the Articles of the Company in substitution for, and to the exclusion of, the current Articles;

4.	The Company be authorized to revoke this special resolution and abandon or terminate the replacement of the current Articles if the Board deems it appropriate and in the best interests of the Company to do so without further confirmation, ratification, or approval of the shareholders; and

5.	Any one director or officer of the Company be and is hereby authorized and directed to do all such acts and things and to execute and deliver all such documents, instruments and assurances as in the opinion of such director or officer may be necessary or desirable to give effect to the foregoing resolution.”

The Board has determined that the alteration to the Company’s Notice of Articles and the adoption of the Amended and Restated Articles is in the best interests of the Company and its Shareholders and, accordingly, the Board recommends that Shareholders vote FOR the Amendment Resolutions.

If the Shareholders do not approve the Amended and Restated Articles, the Company’s current Articles will remain as the Articles of the Company.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE RESOLUTIONS ON AN ALTERATION OF THE COMPANY’S NOTICE OF ARTICLES AND AN AMENDMENT AND RESTATEMENT OF THE COMPANY’S ARTICLES.

PROPOSAL FOUR – ADVISORY VOTE ON COMPENSATION OF THE NAMED EXECUTIVE OFFICERS

In accordance with Section 14A of the Exchange Act, at the Meeting shareholders will be asked to approve the following advisory, non-binding resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby approved.”

The Company is asking shareholders to approve an advisory, non-binding resolution on compensation of its named executive officers as described in the Compensation Discussion and Analysis, the compensation tables and related narrative discussion included in this Proxy Statement. This proposal, commonly known as a “Say on Pay” proposal, gives shareholders the opportunity to approve, reject or abstain from voting with respect to the Fiscal Year 2020 executive compensation strategy and the compensation paid to the NEOs. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s NEOs as described in this Proxy Statement.

Although the vote on this proposal is advisory only, the Board and the Compensation Committee will review and consider the voting results when evaluating the Company’s executive compensation program.

Vote Required for Approval

The affirmative vote of a simple majority (50% +1) of the votes eligible to vote at the Meeting and actually voted on Proposal Four is required to approve the matter.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION.

PROPOSAL FIVE – RE-APPROVAL OF 2017 DEFERRED SHARE UNIT INCENTIVE PLAN

Under the rules of the TSX, any equity-based compensation arrangement that does not have a fixed maximum number of securities issuable, and all unallocated rights and entitlements thereunder, must be approved by shareholders three years after institution. The DSU Plan was adopted by the Company on April 4, 2017 and subsequently approved by the shareholders of the Company in May 2017 and re-approved by the shareholders of the Company in May 2020. To standardize the re-approval schedule for the DSU Plan and the 2006 Incentive Stock Option Plan (see Proposal Six), an ordinary resolution will be placed before shareholders at the Meeting to re-approve the DSU Plan and approve any unallocated DSUs or entitlements thereunder. Accordingly, the next re-approval of the DSU Plan will take place during the 2024 annual general meeting of shareholders, if applicable.

While the maximum number of Common Shares issuable pursuant to security-based compensation arrangements (including the Stock Option Plan and the DSU Plan) may not exceed 10% of the Common Shares issued and outstanding from time-to-time, the maximum number of Common Shares that may be issued pursuant to the DSU Plan is not fixed. Accordingly, the DSU Plan and any unallocated entitlements thereunder must be approved every three years.

For a general description of the terms and conditions of the DSU Plan, see “Securities Authorized for Issuance Under Equity Compensation Plans – DSU Plan – General Description of the DSU Plan” on page 34.

Shareholder Approval

At the Meeting, the shareholders of the Company will be asked to pass the following ordinary resolution, in substantially the following form, re-approving the Deferred Stock Unit Plan and approving any unallocated DSUs under the DSU Plan:

Required Re-approval of Deferred Stock Unit Plan

“RESOLVED, AS AN ORDINARY RESOLUTION, THAT:

1.	the Company’s 2017 Deferred Share Unit Plan (the “DSU Plan”) be and is hereby re-approved;

2.	the Company be and is hereby authorized to grant deferred share units (“DSUs”) pursuant to the terms and conditions of the DSU Plan entitling the holders of DSUs to receive Common Shares equal in number up to an aggregate fixed percentage of 10% of the issued and outstanding common shares (“Common Shares”) of the Company, provided that the maximum number of Common Shares issuable pursuant to outstanding DSUs and all other equity-based compensation arrangements (including the Company’s 2006 Incentive Stock Option Plan) may not exceed 10% of the number of Common Shares issued and outstanding from time to time, and all unallocated DSU and entitlements issuable pursuant to the DSU Plan be and are hereby specifically authorized and approved until May 25, 2024; and

3.	the directors of the Company are hereby authorized, to the extent permitted under the DSU Plan, to make such amendments to the DSU Plan as the directors of the Company may, in their sole discretion, determine are necessary, desirable or useful, including, without limiting the generality thereof, authority, from time to time, to make amendments to the DSU Plan without the approval of or further authority from the shareholders of the Company, but only as specifically permitted in the DSU Plan.”

The Board considers that the ability to grant DSUs is an important component of its compensation strategy and is necessary to enable the Company to compete for and attract and retain qualified directors, officers, employees, and consultants in the industry in which the Company operates. If the DSU Plan is not re-approved by the shareholders, existing grants will not be affected, but the Company will not be entitled to grant additional grants, and exercised, expired, or terminated options will not be available for re-grant.

No additional grants are currently planned as of the date of this Proxy Statement. As at April 6, 2021, there are ten persons eligible to participate in the DSU Plan.

Vote Required for Approval

The affirmative vote of a simple majority (50% +1) of the votes eligible to vote at the Meeting and actually voted on Proposal Five is required to re-approve the DSU Plan.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE

RE-APPROVAL OF THE DSU PLAN.

PROPOSAL SIX – RE-APPROVAL OF STOCK OPTION PLAN

The rules of the Toronto Stock Exchange (the “TSX”) require that, if a listed issuer has a stock option plan that does not have a fixed maximum number of shares issuable, the shareholders of the issuer must approve and re-affirm the stock option plan and any unallocated options every three years. As the three-year term prescribed by the TSX expires for the Stock Option Plan on May 30, 2021, an ordinary resolution will be placed before shareholders at the Meeting re-approving the Stock Option Plan and approving any unallocated options under the Stock Option Plan.

The only change made by the directors to the Stock Option Plan that was approved by the shareholders in 2012 is to amend Section 19.2 of the Stock Option Plan to extend the expiry date of the Stock Option Plan from December 31, 2018 until a date determined by the Board in its sole discretion.

The Stock Option Plan is intended as an incentive to enable the Company to attract and retain qualified directors, officers, employees and consultants of the Company and its affiliates, promote a proprietary interest in the Company and its affiliates among its employees, officers, directors, and consultants, and stimulate the active interest of such persons in the development and financial success of the Company and its affiliates. For a general description of the terms and conditions of the Stock Option Plan, see “Securities Authorized for Issuance Under Equity Compensation Plans – Stock Option Plan – General Description of the Stock Option Plan” on page 35.

Shareholder Approval

At the Meeting, the shareholders of the Company will be asked to pass the following ordinary resolution, in substantially the following form, re-approving the Stock Option Plan and approving any unallocated options under the Stock Option Plan:

Required Re-approval of 2006 Incentive Stock Option Plan

“RESOLVED, AS AN ORDINARY RESOLUTION, THAT:

1.	the 2006 Incentive Stock Option Plan (the “Stock Option Plan”) of the Company be and is hereby approved, ratified and confirmed;

2.	the Company be and is hereby authorized to grant stock options pursuant to the terms and conditions of the Stock Option Plan over Common Shares equal in number up to an aggregate fixed percentage of 10% of the issued capital of the Company at the time of grant of any stock option from time to time, and all unallocated stock options issuable pursuant to the Stock Option Plan be and are hereby specifically authorized and approved until May 25, 2024; and

3.	the directors of the Company are hereby authorized, to the extent permitted under the Stock Option Plan, to make such amendments to the Stock Option Plan as the directors of the Company may, in their sole discretion, determine are necessary, desirable or useful, including, without limiting the generality thereof, authority, from time to time, to make amendments to the Stock Option Plan without the approval of or further authority from the shareholders of the Company, but only as specifically permitted in the Stock Option Plan.”

The Board considers that the ability to grant incentive stock options is an important component of its compensation strategy and is necessary to enable the Company to compete for and attract and retain qualified directors, officers, employees, and consultants in the industry in which the Company operates. If the Stock Option Plan is not re-approved by the shareholders, existing options will not be affected, but the Company will not be entitled to grant additional options, and exercised, expired, or terminated options will not be available for re-grant.

Vote Required for Approval

The affirmative vote of a simple majority (50% +1) of the votes eligible to vote at the Meeting and actually voted on Proposal Six is required to re-approve the Stock Option Plan.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RE-APPROVAL OF THE STOCK OPTION PLAN.

OTHER MATTERS

The Board knows of no other matters to be brought before the Meeting. However, if other matters should come before the Meeting each person named in the proxy is entitled to vote such proxy in accordance with his own judgment on such matters.

Shareholder Proposals

Pursuant to the rules of the SEC, shareholder proposals intended to be presented at the 2022 annual general meeting of shareholders and to be included in the Company’s proxy materials for the 2022 annual general meeting of shareholders must be received by the Company at its registered office in Vancouver, British Columbia, by no later than December 16, 2021, which is 120 calendar days before the date the Company’s proxy statement is released to shareholders in connection with the previous year’s annual meeting, if such proposals are to be considered timely and included in the proxy materials. If the next annual general meeting of shareholders is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before the Company begins to print and send its proxy materials. The inclusion of any shareholder proposal in the proxy materials for the 2022 annual general meeting of shareholders will be subject to the applicable rules of the Securities and Exchange Commission.

Proxies for the 2022 annual general meeting of shareholders will confer discretionary authority to vote with respect to all proposals of which the Company does not receive proper notice by 45 days before the date on which the Company first sent its proxy materials for the prior year’s annual general meeting of shareholders. If the date of the meeting has changed more than 30 days from the prior year, then notice must not have been received a reasonable time before the registrant sends its proxy materials for the current year.

The Company’s Articles do not provide a method for a shareholder to submit a proposal for consideration at the 2022 annual general meeting of shareholders. However, the BCBCA, in Division 7 of Part 5, “Shareholder Proposals”, sets forth the procedure by which a person who:

(a)	is a registered owner or beneficial owner of one or more Common Shares; and

(b)	has been a registered owner or beneficial owner of one or more such Common Shares for an uninterrupted period of at least 2 years before the date of the signing of the proposal,

may submit a written notice setting out a matter that the submitter wishes to have considered at the next annual general meeting of shareholders of the Company (a “proposal”). The BCBCA also sets out the requirements for a valid proposal and provides for the rights and obligations of the Company and the submitter upon a valid proposal being made. In general, for a proposal to be valid, it must be supported in writing by the holders of either at least 1% of the issued Common Shares or Common Shares having an aggregate value of CAD2,000, must contain certain information and must be submitted to the registered office of the Company at least three months before the anniversary of the Company’s last annual general meeting of shareholders.

Pursuant to the Company’s Articles, shareholder director nominations must be received by the Company not less than 30 days and not greater than 65 days prior to the date of the 2022 annual general meeting of shareholders, provided, however, that in the event that the 2022 annual meeting of shareholders is to be held on a date that is less than 50 days after the date on which the first public announcement of the date of the annual meeting was made, notice by a nominating shareholder may be made not later than the close of business on the tenth day following the date of such public announcement.

In order for a shareholder to put forth a director nomination, the shareholder must deliver notice to the Secretary of the Company, which must set forth   as to each person whom the shareholder proposes to nominate for election as a director: the name, age, business address and residential address of the person, the present principal occupation, business or employment of the person within the preceding five years, as well as the name and principal business of any company in which such employment is carried on, the citizenship of such person, the class or series and number of shares of the Company which are controlled or which are owned beneficially or of record by the person as of the record date for the meeting of shareholders (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice, and any other information relating to the person that would be required to be disclosed in a dissident’s proxy circular in connection with solicitations of proxies for election of directors pursuant to the BCBCA and other applicable securities laws.

Additionally, the nominating shareholder giving the notice must provide full particulars regarding any proxy, contract, agreement, arrangement or understanding  pursuant to which such nominating shareholder has a right to vote or direct the voting of any shares of the Company and any other information relating to such nominating shareholder that would be required to be made in a dissident’s proxy circular in connection with solicitations of proxies for election of directors pursuant to the BCBCA and other applicable securities laws.

Director nominees put forth by shareholders will receive the same consideration and evaluation by the CGNC as those put forth by the Company.

ADDITIONAL INFORMATION

Additional information regarding the Company and its business activities is available on the SEDAR website located at www.sedar.com under “Company Profiles – International Tower Hill Mines Ltd.” and the SEC’s internet website at www.sec.gov. The Company’s financial information is provided in the Company’s comparative financial statements and related management discussion and analysis for its most recently completed financial year and may be viewed on the SEDAR website and the SEC’s website at the locations noted above. Shareholders of the Company may request copies of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (filed as the Company’s 2020 Annual Report on Form 10-K) and financial statements and related management discussion and analysis for the fiscal year ended December 31, 2020, by contacting the Corporate Secretary of the Company by mail at Suite 2710 – 200 Granville Street, Vancouver, British Columbia, Canada V6C 1S4.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/Debbie Evans

Debbie Evans, Corporate Secretary

Vancouver, British Columbia, Canada

April [__], 2021

APPENDIX A

Incorporation number: BC0175795

INTERNATIONAL TOWER HILL MINES LTD.
(the “Corporation”)

FORM OF
AMENDED AND RESTATED ARTICLES

1.	Interpretation
2.	Shares and Share Certificates
3.	Issue of Shares
4.	Share Registers
5.	Share Transfers
6.	Transmission of Shares
7.	Purchase of Shares
8.	Borrowing Powers
9.	Alterations
10.	Meetings of Shareholders
11.	Proceedings at Meetings of Shareholders
12.	Votes of Shareholders
13.	Directors
14.	Election and Removal of Directors
15.	Alternate Directors
16.	Powers and Duties of Directors
17.	Disclosure of Interest of Directors
18.	Proceedings of Directors
19.	Executive and Other Committees
20.	Officers
21.	Indemnification
22.	Dividends and Reserves
23.	Documents, Records and Reports
24.	Notices
25.	Seal
26.	Prohibitions

Article 1	Interpretation

1.1	Definitions

In these Articles, unless the context otherwise requires:

(1)	“board of directors”, “directors” and “board” mean the directors or sole director of the Corporation for the time being;

(2)	“Business Corporations Act” means the Business Corporations Act (British Columbia) from time to time in force and all amendments thereto and includes all regulations and amendments thereto made pursuant to that Act;

(3)	“legal personal representative” means the personal or other legal representative of the shareholder;

(4)	“registered address” of a shareholder means the shareholder’s address as recorded in the central securities register;

(5)	“seal” means the seal of the Corporation, if any.

A-2

1.2	Business Corporations Act and Interpretation Act Definitions Applicable

The definitions in the Business Corporations Act and the definitions and rules of construction in the Interpretation Act, with the necessary changes, so far as applicable, and unless the context requires otherwise, apply to these Articles as if they were an enactment. If there is a conflict between a definition in the Business Corporations Act and a definition or rule in the Interpretation Act relating to a term used in these Articles, the definition in the Business Corporations Act will prevail in relation to the use of the term in these Articles. If there is a conflict between these Articles and the Business Corporations Act, the Business Corporations Act will prevail.

Article 2	Shares and Share Certificates

2.1	Authorized Share Structure

The authorized share structure of the Corporation consists of shares of the class or classes and series, if any, described in the Notice of Articles of the Corporation.

2.2	Form of Share Certificate

Each share certificate issued by the Corporation must comply with, and be signed as required by, the Business Corporations Act.

2.3	Shareholder Entitled to Certificate or Acknowledgment

Each shareholder is entitled, without charge, to (a) one share certificate representing the shares of each class or series of shares registered in the shareholder’s name or (b) a non-transferable written acknowledgment of the shareholder’s right to obtain such a share certificate, provided that in respect of a share held jointly by several persons, the Corporation is not bound to issue more than one share certificate and delivery of a share certificate for a share to one of several joint shareholders or to one of the shareholders’ duly authorized agents will be sufficient delivery to all.

2.4	Delivery by Mail

Any share certificate or non-transferable written acknowledgment of a shareholder’s right to obtain a share certificate may be sent to the shareholder by mail at the shareholder’s registered address and neither the Corporation nor any director, officer or agent of the Corporation is liable for any loss to the shareholder because the share certificate or acknowledgement is lost in the mail or stolen.

2.5	Replacement of Worn Out or Defaced Certificate or Acknowledgement

If the directors are satisfied that a share certificate or a non-transferable written acknowledgment of the shareholder’s right to obtain a share certificate is worn out or defaced, they must, on production to them of the share certificate or acknowledgment, as the case may be, and on such other terms, if any, as they think fit:

(1)	order the share certificate or acknowledgment, as the case may be, to be cancelled; and

(2)	issue a replacement share certificate or acknowledgment, as the case may be.

2.6	Replacement of Lost, Stolen or Destroyed Certificate or Acknowledgment

If a share certificate or a non-transferable written acknowledgment of a shareholder’s right to obtain a share certificate is lost, stolen or destroyed, a replacement share certificate or acknowledgment, as the case may be, must be issued to the person entitled to that share certificate or acknowledgment, as the case may be, if the directors receive:

(1)	proof satisfactory to them that the share certificate or acknowledgment is lost, stolen or destroyed; and

(2)	any indemnity the directors consider adequate.

A-3

2.7	Splitting Share Certificates

If a shareholder surrenders a share certificate to the Corporation with a written request that the Corporation issue in the shareholder’s name two or more share certificates, each representing a specified number of shares and in the aggregate representing the same number of shares as the share certificate so surrendered, the Corporation must cancel the surrendered share certificate and issue replacement share certificates in accordance with that request.

2.8	Certificate Fee

There must be paid to the Corporation, in relation to the issue of any share certificate under Articles 2.5, 2.6 or 2.7, the amount, if any and which must not exceed the amount prescribed under the Business Corporations Act, determined by the directors.

2.9	Recognition of Trusts

Except as required by law or statute or these Articles, no person will be recognized by the Corporation as holding any share upon any trust, and the Corporation is not bound by or compelled in any way to recognize (even when having notice thereof) any equitable, contingent, future or partial interest in any share or fraction of a share or (except as by law or statute or these Articles provided or as ordered by a court of competent jurisdiction) any other rights in respect of any share except an absolute right to the entirety thereof in the shareholder.

Article 3	Issue of Shares

3.1	Directors Authorized

Subject to the Business Corporations Act and the rights of the holders of issued shares of the Corporation, the Corporation may issue, allot, sell or otherwise dispose of the unissued shares, and issued shares held by the Corporation, at the times, to the persons, including directors, in the manner, on the terms and conditions and for the issue prices (including any premium at which shares with par value may be issued) that the directors may determine. The issue price for a share with par value must be equal to or greater than the par value of the share.

3.2	Commissions and Discounts

The Corporation may at any time pay a reasonable commission or allow a reasonable discount to any person in consideration of that person purchasing or agreeing to purchase shares of the Corporation from the Corporation or any other person or procuring or agreeing to procure purchasers for shares of the Corporation.

3.3	Brokerage

The Corporation may pay such brokerage fee or other consideration as may be lawful for or in connection with the sale or placement of its securities.

3.4	Conditions of Issue

Except as provided for by the Business Corporations Act, no share may be issued until it is fully paid. A share is fully paid when:

(1)	consideration is provided to the Corporation for the issue of the share by one or more of the following:

(a)	past services performed for the Corporation;

(b)	property;

(c)	money; and

(2)	the value of the consideration received by the Corporation equals or exceeds the issue price set for the share under Article 3.1.

A-4

3.5	Share Purchase Warrants and Rights

Subject to the Business Corporations Act, the Corporation may issue share purchase warrants, options and rights upon such terms and conditions as the directors determine, which share purchase warrants, options and rights may be issued alone or in conjunction with debentures, debenture stock, bonds, shares or any other securities issued or created by the Corporation from time to time.

Article 4	Share Registers

4.1	Central Securities Register

As required by and subject to the Business Corporations Act, the Corporation must maintain in British Columbia a central securities register. The directors may, subject to the Business Corporations Act, appoint an agent to maintain the central securities register. The directors may also appoint one or more agents, including the agent which keeps the central securities register, as transfer agent for its shares or any class or series of its shares, as the case may be, and the same or another agent as registrar for its shares or such class or series of its shares, as the case may be. The directors may terminate such appointment of any agent at any time and may appoint another agent in its place.

4.2	Closing Register

The Corporation must not at any time close its central securities register.

Article 5	Share Transfers

5.1	Registering Transfers

A transfer of a share of the Corporation must not be registered unless:

(1)	a duly signed instrument of transfer in respect of the share has been received by the Corporation;

(2)	if a share certificate has been issued by the Corporation in respect of the share to be transferred, that share certificate has been surrendered to the Corporation; and

(3)	if a non-transferable written acknowledgment of the shareholder’s right to obtain a share certificate has been issued by the Corporation in respect of the share to be transferred, that acknowledgment has been surrendered to the Corporation.

5.2	Form of Instrument of Transfer

The instrument of transfer in respect of any share of the Corporation must be either in the form, if any, on the back of the Corporation’s share certificates or in any other form that may be approved by the directors from time to time.

5.3	Transferor Remains Shareholder

Except to the extent that the Business Corporations Act otherwise provides, the transferor of shares is deemed to remain the holder of the shares until the name of the transferee is entered in a securities register of the Corporation in respect of the transfer.

5.4	Signing of Instrument of Transfer

If a shareholder, or his or her duly authorized attorney, signs an instrument of transfer in respect of shares registered in the name of the shareholder, the signed instrument of transfer constitutes a complete and sufficient authority to the Corporation and its directors, officers and agents to register the number of shares specified in the instrument of transfer or specified in any other manner, or, if no number is specified, all the shares represented by the share certificates or set out in the written acknowledgments deposited with the instrument of transfer:

(1)	in the name of the person named as transferee in that instrument of transfer; or

A-5

(2)	if no person is named as transferee in that instrument of transfer, in the name of the person on whose behalf the instrument is deposited for the purpose of having the transfer registered.

5.5	Enquiry as to Title Not Required

Neither the Corporation nor any director, officer or agent of the Corporation is bound to inquire into the title of the person named in the instrument of transfer as transferee or, if no person is named as transferee in the instrument of transfer, of the person on whose behalf the instrument is deposited for the purpose of having the transfer registered or is liable for any claim related to registering the transfer by the shareholder or by any intermediate owner or holder of the shares, of any interest in the shares, of any share certificate representing such shares or of any written acknowledgment of a right to obtain a share certificate for such shares.

5.6	Transfer Fee

There must be paid to the Corporation, in relation to the registration of any transfer, the amount, if any, determined by the directors.

Article 6	Transmission of Shares

6.1	Legal Personal Representative Recognized on Death

In case of the death of a shareholder, the legal personal representative, or if the shareholder was a joint holder, the surviving joint holder, will be the only person recognized by the Corporation as having any title to the shareholder’s interest in the shares. Before recognizing a person as a legal personal representative, the directors may require proof of appointment by a court of competent jurisdiction, a grant of letters probate, letters of administration or such other evidence or documents as the directors consider appropriate.

6.2	Rights of Legal Personal Representative

The legal personal representative has the same rights, privileges and obligations that attach to the shares held by the shareholder, including the right to transfer the shares in accordance with these Articles, provided the documents required by the Business Corporations Act and the directors have been deposited with the Corporation.

Article 7	Purchase of Shares

7.1	Corporation Authorized to Purchase Shares

Subject to Article 7.2, the special rights and restrictions attached to the shares of any class or series and the Business Corporations Act, the Corporation may, if authorized by the directors, purchase or otherwise acquire any of its shares at the price and upon the terms specified in such resolution.

7.2	Purchase When Insolvent

The Corporation must not make a payment or provide any other consideration to purchase or otherwise acquire any of its shares if there are reasonable grounds for believing that:

(1)	the Corporation is insolvent; or

(2)	making the payment or providing the consideration would render the Corporation insolvent.

7.3	Sale and Voting of Purchased Shares

If the Corporation retains a share redeemed, purchased or otherwise acquired by it, the Corporation may sell, gift or otherwise dispose of the share, but, while such share is held by the Corporation, it:

(1)	is not entitled to vote the share at a meeting of its shareholders;

A-6

(2)	must not pay a dividend in respect of the share; and

(3)	must not make any other distribution in respect of the share.

Article 8	Borrowing Powers

The Corporation, if authorized by the directors, may:

(1)	borrow money in the manner and amount, on the security, from the sources and on the terms and conditions that they consider appropriate;

(2)	issue bonds, debentures and other debt obligations either outright or as security for any liability or obligation of the Corporation or any other person and at such discounts or premiums and on such other terms as they consider appropriate;

(3)	guarantee the repayment of money by any other person or the performance of any obligation of any other person; and

(4)	mortgage, charge, whether by way of specific or floating charge, grant a security interest in, or give other security on, the whole or any part of the present and future assets and undertaking of the Corporation.

Article 9	Alterations

9.1	Alteration of Authorized Share Structure

(1)	Subject to Article 9.3 and the Business Corporations Act, the directors may, by resolution,:

(a)	create one or more series of shares and if no such shares of such a series are issued, to also attach special rights and restrictions to such series or to alter any such special rights and restrictions;

(b)	subdivide all or any of its unissued, or fully paid issued, shares with par value into shares of smaller par value;

(c)	subdivide all or any of its unissued, or fully paid issued, shares without par value;

(d)	consolidate all or any of its unissued, or fully paid issued, shares with par value into shares of larger par value;

(e)	consolidate all or any of its unissued, or fully paid issued, shares without par value;

(f)	eliminate any class or series of shares if none of the shares of that class or series of shares are allotted or issued;

(g)	change all or any of its unissued, or fully paid issued, shares with par value into shares without par value;

(h)	change all or any of its unissued shares without par value into shares with par value; or

(i)	alter the identifying name of any of its shares.

(2)	Subject to Article 9.3 and the Business Corporations Act, the Corporation may by special resolution:

(a)	increase, reduce or eliminate the maximum number of shares that the Corporation is authorized to issue out of any class or series of shares or establish a maximum number of shares that the Corporation is authorized to issue out of any class or series of shares for which no maximum is established; or

A-7

(b)	otherwise alter its shares or authorized share structure when required or permitted to do so by the Business Corporations Act.

9.2	Special Rights and Restrictions

Subject to Article 9.3 and the Business Corporations Act, the Corporation may by special resolution:

(1)	create special rights or restrictions for, and attach those special rights or restrictions to, the shares of any class or series of shares, whether or not any or all of those shares have been issued; or

(2)	vary or delete any special rights or restrictions attached to the shares of any class or series of shares, whether or not any or all of those shares have been issued.

9.3	No Interference with Class or Series Rights without Consent

A right or special right attached to issued shares must not be prejudiced or interfered with under the Business Corporations Act or under the Notice of Articles or these Articles unless the shareholders holding shares of the class or series of shares to which the right or special right is attached consent by a special separate resolution of those shareholders.

9.4	Change of Name

The Corporation may by directors’ resolution authorize an alteration of its Notice of Articles in order to change its name or adopt or change any translation of that name.

9.5	Other Alterations

If the Business Corporations Act does not specify the type of resolution and these Articles do not specify another type of resolution, the Corporation may by special resolution alter these Articles.

Article 10	Meetings of Shareholders

10.1	Annual General Meetings

Unless an annual general meeting is deferred or waived in accordance with the Business Corporations Act, the Corporation must hold its first annual general meeting within 18 months after the date on which it was incorporated or otherwise recognized, and after that must hold an annual general meeting at least once in each calendar year and not more than 15 months after the last annual reference date at such time and place as may be determined by the directors.

10.2	Resolution Instead of Annual General Meeting

If all the shareholders who are entitled to vote at an annual general meeting consent by a unanimous resolution under the Business Corporations Act to all of the business that is required to be transacted at that annual general meeting, the annual general meeting is deemed to have been held on the date of the unanimous resolution. The shareholders must, in any unanimous resolution passed under this Article 10.2, select as the Corporation’s annual reference date a date that would be appropriate for the holding of the applicable annual general meeting.

10.3	Calling of Meetings of Shareholders

The directors may, whenever they think fit, call a meeting of shareholders.

10.4	Notice for Meetings of Shareholders

The Corporation must send notice of the date, time and location of any meeting of shareholders, in the manner provided in these Articles, or in such other manner, if any, as may be prescribed by ordinary resolution (whether previous notice of the resolution has been given or not), to each shareholder entitled to attend the meeting, to each director and to the auditor of the Corporation, unless these Articles otherwise provide, at least the following number of days before the meeting:

A-8

(1)	if and for so long as the Corporation is a public Corporation, 21 days;

(2)	otherwise, 10 days.

10.5	Record Date for Notice

The directors may set a date as the record date for the purpose of determining shareholders entitled to notice of any meeting of shareholders. The record date must not precede the date on which the meeting is to be held by more than two months or, in the case of a general meeting requisitioned by shareholders under the Business Corporations Act, by more than four months. The record date must not precede the date on which the meeting is held by fewer than:

(1)	if and for so long as the Corporation is a public Corporation, 21 days;

(2)	otherwise, 10 days.

If no record date is set, the record date is 5 p.m. on the day immediately preceding the first date on which the notice is sent or, if no notice is sent, the beginning of the meeting.

10.6	Record Date for Voting

The directors may set a date as the record date for the purpose of determining shareholders entitled to vote at any meeting of shareholders. The record date must not precede the date on which the meeting is to be held by more than two months or, in the case of a general meeting requisitioned by shareholders under the Business Corporations Act, by more than four months. If no record date is set, the record date is 5 p.m. on the day immediately preceding the first date on which the notice is sent or, if no notice is sent, the beginning of the meeting.

10.7	Failure to Give Notice and Waiver of Notice

The accidental omission to send notice of any meeting to, or the non-receipt of any notice by, any of the persons entitled to notice does not invalidate any proceedings at that meeting. Any person entitled to notice of a meeting of shareholders may, in writing or otherwise, waive or reduce the period of notice of such meeting.

10.8	Notice of Special Business at Meetings of Shareholders

If a meeting of shareholders is to consider special business within the meaning of Article 11.1, the notice of meeting must:

(1)	state the general nature of the special business; and

(2)	if the special business includes considering, approving, ratifying, adopting or authorizing any document or the signing of or giving of effect to any document, have attached to it a copy of the document or state that a copy of the document will be available for inspection by shareholders:

(a)	at the Corporation’s records office, or at such other reasonably accessible location in British Columbia as is specified in the notice; and

(b)	during statutory business hours on any one or more specified days before the day set for the holding of the meeting.

Article 11	Proceedings at Meetings of Shareholders

11.1	Special Business

At a meeting of shareholders, the following business is special business:

A-9

(1)	at a meeting of shareholders that is not an annual general meeting, all business is special business except business relating to the conduct of or voting at the meeting;

(2)	at an annual general meeting, all business is special business except for the following:

(a)	business relating to the conduct of or voting at the meeting;

(b)	consideration of any financial statements of the Corporation presented to the meeting;

(c)	consideration of any reports of the directors or auditor;

(d)	the setting or changing of the number of directors;

(e)	the election or appointment of directors;

(f)	the appointment of an auditor;

(g)	the setting of the remuneration of an auditor;

(h)	business arising out of a report of the directors not requiring the passing of a special resolution or an exceptional resolution;

(i)	any other business which, under these Articles or the Business Corporations Act, may be transacted at a meeting of shareholders without prior notice of the business being given to the shareholders.

11.2	Special Majority

The majority of votes required for the Corporation to pass a special resolution at a meeting of shareholders is two-thirds of the votes cast on the resolution.

11.3	Quorum

Subject to the special rights and restrictions attached to the shares of any class or series of shares, the quorum for the transaction of business at a meeting of shareholders is two persons who are, or who represent by proxy, shareholders who, in the aggregate, hold at least 5% of the issued shares entitled to be voted at the meeting.

11.4	One Shareholder May Constitute Quorum

If there is only one shareholder entitled to vote at a meeting of shareholders:

(1)	the quorum is one person who is, or who represents by proxy, that shareholder, and

(2)	that shareholder, present in person or by proxy, may constitute the meeting.

11.5	Other Persons May Attend

The directors, the president (if any), the secretary (if any), the assistant secretary (if any), any lawyer for the Corporation, the auditor of the Corporation and any other persons invited by the directors are entitled to attend any meeting of shareholders, but if any of those persons does attend a meeting of shareholders, that person is not to be counted in the quorum and is not entitled to vote at the meeting unless that person is a shareholder or proxy holder entitled to vote at the meeting.

11.6	Requirement of Quorum

No business, other than the election of a chair of the meeting and the adjournment of the meeting, may be transacted at any meeting of shareholders unless a quorum of shareholders entitled to vote is present at the commencement of the meeting, but such quorum need not be present throughout the meeting.

A-10

11.7	Lack of Quorum

If, within one-half hour from the time set for the holding of a meeting of shareholders, a quorum is not present:

(1)	in the case of a general meeting requisitioned by shareholders, the meeting is dissolved, and

(2)	in the case of any other meeting of shareholders, the meeting stands adjourned to the same day in the next week at the same time and place.

11.8	Lack of Quorum at Succeeding Meeting

If, at the meeting to which the meeting referred to in Article 11.7(2) was adjourned, a quorum is not present within one-half hour from the time set for the holding of the meeting, the person or persons present and being, or representing by proxy, one or more shareholders entitled to attend and vote at the meeting constitute a quorum.

11.9	Chair

The following individual is entitled to preside as chair at a meeting of shareholders:

(1)	the chair of the board, if any; or

(2)	if the chair of the board is absent or unwilling to act as chair of the meeting, the president, if any.

11.10	Selection of Alternate Chair

If, at any meeting of shareholders, there is no chair of the board or president present within 15 minutes after the time set for holding the meeting, or if the chair of the board and the president are unwilling to act as chair of the meeting, or if the chair of the board and the president have advised the secretary, if any, or any director present at the meeting, that they will not be present at the meeting, the directors present must choose one of their number to be chair of the meeting or if all of the directors present decline to take the chair or fail to so choose or if no director is present, the shareholders entitled to vote at the meeting who are present in person or by proxy may choose any person present at the meeting to chair the meeting.

11.11	Adjournments

The chair of a meeting of shareholders may, and if so directed by the meeting must, adjourn the meeting from time to time and from place to place, but no business may be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.

11.12	Notice of Adjourned Meeting

It is not necessary to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting of shareholders except that, when a meeting is adjourned for 30 days or more, notice of the adjourned meeting must be given as in the case of the original meeting.

11.13	Decisions by Show of Hands or Poll

Subject to the Business Corporations Act, every motion put to a vote at a meeting of shareholders will be decided on a show of hands unless a poll, before or on the declaration of the result of the vote by show of hands, is directed by the chair or demanded by at least one shareholder entitled to vote who is present in person or by proxy.

11.14	Declaration of Result

The chair of a meeting of shareholders must declare to the meeting the decision on every question in accordance with the result of the show of hands or the poll, as the case may be, and that decision must be entered in the minutes of the meeting. A declaration of the chair that a resolution is carried by the necessary majority or is defeated is, unless a poll is directed by the chair or demanded under Article 11.13, conclusive evidence without proof of the number or proportion of the votes recorded in favour of or against the resolution.

A-11

11.15	Motion Need Not be Seconded

No motion proposed at a meeting of shareholders need be seconded unless the chair of the meeting rules otherwise, and the chair of any meeting of shareholders is entitled to propose or second a motion.

11.16	Casting Vote

In case of an equality of votes, the chair of a meeting of shareholders does not, either on a show of hands or on a poll, have a second or casting vote in addition to the vote or votes to which the chair may be entitled as a shareholder.

11.17	Manner of Taking Poll

Subject to Article 11.18, if a poll is duly demanded at a meeting of shareholders:

(1)	the poll must be taken:

(a)	at the meeting, or within seven days after the date of the meeting, as the chair of the meeting directs; and

(b)	in the manner, at the time and at the place that the chair of the meeting directs;

(2)	the result of the poll is deemed to be the decision of the meeting at which the poll is demanded; and

(3)	the demand for the poll may be withdrawn by the person who demanded it.

11.18	Demand for Poll on Adjournment

A poll demanded at a meeting of shareholders on a question of adjournment must be taken immediately at the meeting.

11.19	Chair Must Resolve Dispute

In the case of any dispute as to the admission or rejection of a vote given on a poll, the chair of the meeting must determine the dispute, and his or her determination made in good faith is final and conclusive.

11.20	Casting of Votes

On a poll, a shareholder entitled to more than one vote need not cast all the votes in the same way.

11.21	Demand for Poll

No poll may be demanded in respect of the vote by which a chair of a meeting of shareholders is elected.

11.22	Demand for Poll Not to Prevent Continuance of Meeting

The demand for a poll at a meeting of shareholders does not, unless the chair of the meeting so rules, prevent the continuation of a meeting for the transaction of any business other than the question on which a poll has been demanded.

11.23	Retention of Ballots and Proxies

The Corporation must, for at least three months after a meeting of shareholders, keep each ballot cast on a poll and each proxy voted at the meeting, and, during that period, make them available for inspection during normal business hours by any shareholder or proxyholder entitled to vote at the meeting. At the end of such three month period, the Corporation may destroy such ballots and proxies.

A-12

Article 12	Votes of Shareholders

12.1	Number of Votes by Shareholder or by Shares

Subject to any special rights or restrictions attached to any shares and to the restrictions imposed on joint shareholders under Article 12.3:

(1)	on a vote by show of hands, every person present who is a shareholder or proxy holder and entitled to vote on the matter has one vote; and

(2)	on a poll, every shareholder entitled to vote on the matter has one vote in respect of each share entitled to be voted on the matter and held by that shareholder and may exercise that vote either in person or by proxy.

12.2	Votes of Persons in Representative Capacity

A person who is not a shareholder may vote at a meeting of shareholders, whether on a show of hands or on a poll, and may appoint a proxy holder to act at the meeting, if, before doing so, the person satisfies the chair of the meeting, or the directors, that the person is a legal personal representative or a trustee in bankruptcy for a shareholder who is entitled to vote at the meeting.

12.3	Votes by Joint Holders

If there are joint shareholders registered in respect of any share:

(1)	any one of the joint shareholders may vote at any meeting, either personally or by proxy, in respect of the share as if that joint shareholder were solely entitled to it; or

(2)	if more than one of the joint shareholders is present at any meeting, personally or by proxy, and more than one of them votes in respect of that share, then only the vote of the joint shareholder present whose name stands first on the central securities register in respect of the share will be counted.

12.4	Legal Personal Representatives as Joint Shareholders

Two or more legal personal representatives of a shareholder in whose sole name any share is registered are, for the purposes of Article 12.3, deemed to be joint shareholders.

12.5	Representative of a Corporate Shareholder

If a corporation, that is not a subsidiary of the Corporation, is a shareholder, that corporation may appoint a person to act as its representative at any meeting of shareholders of the Corporation, and:

(1)	for that purpose, the instrument appointing a representative must:

(a)	be received at the registered office of the Corporation or at any other place specified, in the notice calling the meeting, for the receipt of proxies, at least the number of business days specified in the notice for the receipt of proxies, or if no number of days is specified, two business days before the day set for the holding of the meeting; or

(b)	be provided, at the meeting, to the chair of the meeting or to a person designated by the chair of the meeting;

(2)	if a representative is appointed under this Article 12.5:

(a)	the representative is entitled to exercise in respect of and at that meeting the same rights on behalf of the corporation that the representative represents as that corporation could exercise if it were a shareholder who is an individual, including, without limitation, the right to appoint a proxy holder; and

A-13

(b)	the representative, if present at the meeting, is to be counted for the purpose of forming a quorum and is deemed to be a shareholder present in person at the meeting.

Evidence of the appointment of any such representative may be sent to the Corporation by written instrument, fax or any other method of transmitting legibly recorded messages.

12.6	Proxy Provisions Do Not Apply to All Companies

If and for so long as the Corporation is a public Corporation or a pre-existing reporting Corporation which has the Statutory Reporting Corporation Provisions as part of its Articles or to which the Statutory Reporting Corporation Provisions apply, 12.7 to 12.15 apply only insofar as they are not inconsistent with any securities legislation in any province or territory of Canada or in the federal jurisdiction of the United States or in any states of the United States that is applicable to the Corporation and insofar as they are not inconsistent with the regulations and rules made and promulgated under that legislation and all administrative policy statements, blanket orders and rulings, notices and other administrative directions issued by securities commissions or similar authorities appointed under that legislation.

12.7	Appointment of Proxy Holders

Every shareholder of the Corporation, including a corporation that is a shareholder but not a subsidiary of the Corporation, entitled to vote at a meeting of shareholders of the Corporation may, by proxy, appoint one or more (but not more than five) proxy holders to attend and act at the meeting in the manner, to the extent and with the powers conferred by the proxy.

12.8	Alternate Proxy Holders

A shareholder may appoint one or more alternate proxy holders to act in the place of an absent proxy holder.

12.9	When Proxy Holder Need Not Be Shareholder

A person must not be appointed as a proxy holder unless the person is a shareholder, although a person who is not a shareholder may be appointed as a proxy holder if:

(1)	the person appointing the proxy holder is a corporation or a representative of a corporation appointed under Article 12.5;

(2)	the Corporation has at the time of the meeting for which the proxy holder is to be appointed only one shareholder entitled to vote at the meeting; or

(3)	the shareholders present in person or by proxy at and entitled to vote at the meeting for which the proxy holder is to be appointed, by a resolution on which the proxy holder is not entitled to vote but in respect of which the proxy holder is to be counted in the quorum, permit the proxy holder to attend and vote at the meeting.

12.10	Deposit of Proxy

A proxy for a meeting of shareholders must:

(1)	be received at the registered office of the Corporation or at any other place specified, in the notice calling the meeting, for the receipt of proxies, at least the number of business days specified in the notice, or if no number of days is specified, two business days before the day set for the holding of the meeting; or

(2)	unless the notice provides otherwise, be provided, at the meeting, to the chair of the meeting or to a person designated by the chair of the meeting.

A proxy may be sent to the Corporation by written instrument, fax or any other method of transmitting legibly recorded messages.

A-14

12.11	Validity of Proxy Vote

A vote given in accordance with the terms of a proxy is valid notwithstanding the death or incapacity of the shareholder giving the proxy and despite the revocation of the proxy or the revocation of the authority under which the proxy is given, unless notice in writing of that death, incapacity or revocation is received:

(1)	at the registered office of the Corporation, at any time up to and including the last business day before the day set for the holding of the meeting at which the proxy is to be used; or

(2)	by the chair of the meeting, before the vote is taken.

12.12	Form of Proxy

A proxy, whether for a specified meeting or otherwise, must be either in the following form or in any other form approved by the directors or the chair of the meeting:

[name of Corporation]
(the “Corporation”)

The undersigned, being a shareholder of the Corporation, hereby appoints [name] or, failing that person, [name], as proxy holder for the undersigned to attend, act and vote for and on behalf of the undersigned at the meeting of shareholders of the Corporation to be held on [month, day, year] and at any adjournment of that meeting.

Number of shares in respect of which this proxy is given (if no number is specified, then this proxy if given in respect of all shares registered in the name of the shareholder):

Signed [month, day, year]

[Signature of shareholder]

[Name of shareholder—printed]

12.13	Revocation of Proxy

Subject to Article 12.14, every proxy may be revoked by an instrument in writing that is:

(1)	received at the registered office of the Corporation at any time up to and including the last business day before the day set for the holding of the meeting at which the proxy is to be used; or

(2)	provided, at the meeting, to the chair of the meeting.

12.14	Revocation of Proxy Must Be Signed

An instrument referred to in Article 12.13 must be signed as follows:

(1)	if the shareholder for whom the proxy holder is appointed is an individual, the instrument must be signed by the shareholder or his or her legal personal representative or trustee in bankruptcy;

(2)	if the shareholder for whom the proxy holder is appointed is a corporation, the instrument must be signed by the corporation or by a representative appointed for the corporation under Article 12.5.

A-15

12.15	Production of Evidence of Authority to Vote

The chair of any meeting of shareholders may, but need not, inquire into the authority of any person to vote at the meeting and may, but need not, demand from that person production of evidence as to the existence of the authority to vote.

Article 13	Directors

13.1	First Directors; Number of Directors

The first directors are the persons designated as directors of the Corporation in the Notice of Articles that applies to the Corporation when it is recognized under the Business Corporations Act. The number of directors, excluding additional directors appointed under Article 14.8, is set at:

(1)	subject to paragraphs (2) and (3), the number of directors that is equal to the number of the Corporation’s first directors;

(2)	if the Corporation is a public Corporation, the greater of three and the most recently set of:

(a)	the number of directors set by ordinary resolution (whether or not previous notice of the resolution was given); and

(b)	the number of directors set under Article 14.4;

(3)	if the Corporation is not a public Corporation, the most recently set of:

(a)	the number of directors set by ordinary resolution (whether or not previous notice of the resolution was given); and

(b)	the number of directors set under Article 14.4.

13.2	Change in Number of Directors

If the number of directors is set under Articles 13.1(2)(a) or 13.1(3)(a):

(1)	the shareholders may elect or appoint the directors needed to fill any vacancies in the board of directors up to that number;

(2)	if the shareholders do not elect or appoint the directors needed to fill any vacancies in the board of directors up to that number contemporaneously with the setting of that number, then the directors may appoint, or the shareholders may elect or appoint, directors to fill those vacancies.

13.3	Directors’ Acts Valid Despite Vacancy

An act or proceeding of the directors is not invalid merely because fewer than the number of directors set or otherwise required under these Articles is in office.

13.4	Qualifications of Directors

A director is not required to hold a share in the capital of the Corporation as qualification for his or her office but must be qualified as required by the Business Corporations Act to become, act or continue to act as a director.

13.5	Remuneration of Directors

The directors are entitled to the remuneration for acting as directors, if any, as the directors may from time to time determine. If the directors so decide, the remuneration of the directors, if any, will be determined by the shareholders.

A-16

That remuneration may be in addition to any salary or other remuneration paid to any officer or employee of the Corporation as such, who is also a director.

13.6	Reimbursement of Expenses of Directors

The Corporation must reimburse each director for the reasonable expenses that he or she may incur in and about the business of the Corporation.

13.7	Special Remuneration for Directors

If any director performs any professional or other services for the Corporation that in the opinion of the directors are outside the ordinary duties of a director, or if any director is otherwise specially occupied in or about the Corporation’s business, he or she may be paid remuneration fixed by the directors, or, at the option of that director, fixed by ordinary resolution, and such remuneration may be either in addition to, or in substitution for, any other remuneration that he or she may be entitled to receive.

13.8	Gratuity, Pension or Allowance on Retirement of Director

Unless otherwise determined by ordinary resolution, the directors on behalf of the Corporation may pay a gratuity or pension or allowance on retirement to any director who has held any salaried office or place of profit with the Corporation or to his or her spouse or dependants and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.

Article 14	Election and Removal of Directors

14.1	Election at Annual General Meeting

At every annual general meeting and in every unanimous resolution contemplated by Article 10.2:

(1)	the shareholders entitled to vote at the annual general meeting for the election of directors must elect, or in the unanimous resolution appoint, a board of directors consisting of the number of directors for the time being set under these Articles; and

(2)	all the directors cease to hold office immediately before the election or appointment of directors under paragraph (1), but are eligible for re-election or re-appointment.

14.2	Consent to be a Director

No election, appointment or designation of an individual as a director is valid unless:

(1)	that individual consents to be a director in the manner provided for in the Business Corporations Act;

(2)	that individual is elected or appointed at a meeting at which the individual is present and the individual does not refuse, at the meeting, to be a director; or

(3)	with respect to first directors, the designation is otherwise valid under the Business Corporations Act.

14.3	Failure to Elect or Appoint Directors

If:

(1)	the Corporation fails to hold an annual general meeting, and all the shareholders who are entitled to vote at an annual general meeting fail to pass the unanimous resolution contemplated by Article 10.2, on or before the date by which the annual general meeting is required to be held under the Business Corporations Act; or

(2)	the shareholders fail, at the annual general meeting or in the unanimous resolution contemplated by Article 10.2, to elect or appoint any directors;

A-17

then each director then in office continues to hold office until the earlier of:

(3)	the date on which his or her successor is elected or appointed; and

(4)	the date on which he or she otherwise ceases to hold office under the Business Corporations Act or these Articles.

14.4	Places of Retiring Directors Not Filled

If, at any meeting of shareholders at which there should be an election of directors, the places of any of the retiring directors are not filled by that election, those retiring directors who are not re-elected and who are asked by the newly elected directors to continue in office will, if willing to do so, continue in office to complete the number of directors for the time being set pursuant to these Articles until further new directors are elected at a meeting of shareholders convened for that purpose. If any such election or continuance of directors does not result in the election or continuance of the number of directors for the time being set pursuant to these Articles, the number of directors of the Corporation is deemed to be set at the number of directors actually elected or continued in office.

14.5	Directors May Fill Casual Vacancies

Any casual vacancy occurring in the board of directors may be filled by the directors.

14.6	Remaining Directors Power to Act

The directors may act notwithstanding any vacancy in the board of directors, but if the Corporation has fewer directors in office than the number set pursuant to these Articles as the quorum of directors, the directors may only act for the purpose of appointing directors up to that number or of summoning a meeting of shareholders for the purpose of filling any vacancies on the board of directors or, subject to the Business Corporations Act, for any other purpose.

14.7	Shareholders May Fill Vacancies

If the Corporation has no directors or fewer directors in office than the number set pursuant to these Articles as the quorum of directors, the shareholders may elect or appoint directors to fill any vacancies on the board of directors.

14.8	Additional Directors

Notwithstanding Articles 13.1 and 13.2, between annual general meetings or unanimous resolutions contemplated by Article 10.2, the directors may appoint one or more additional directors, but the number of additional directors appointed under this Article 14.8 must not at any time exceed:

(1)	one-third of the number of first directors, if, at the time of the appointments, one or more of the first directors have not yet completed their first term of office; or

(2)	in any other case, one-third of the number of the current directors who were elected or appointed as directors other than under this Article 14.8.

Any director so appointed ceases to hold office immediately before the next election or appointment of directors under Article 14.1(1), but is eligible for re-election or re-appointment.

14.9	Ceasing to be a Director

A director ceases to be a director when:

(1)	the term of office of the director expires;

(2)	the director dies;

A-18

(3)	the director resigns as a director by notice in writing provided to the Corporation or a lawyer for the Corporation; or

(4)	the director is removed from office pursuant to Articles 14.10 or 14.11.

14.10	Removal of Director by Shareholders

The Corporation may remove any director before the expiration of his or her term of office by special resolution. In that event, the shareholders may elect, or appoint by ordinary resolution, a director to fill the resulting vacancy. If the shareholders do not elect or appoint a director to fill the resulting vacancy contemporaneously with the removal, then the directors may appoint or the shareholders may elect, or appoint by ordinary resolution, a director to fill that vacancy.

14.11	Removal of Director by Directors

The directors may remove any director before the expiration of his or her term of office if the director is convicted of an indictable offence, or if the director ceases to be qualified to act as a director of a Corporation and does not promptly resign, and the directors may appoint a director to fill the resulting vacancy.

14.12	Nomination of Directors

(1)	Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Company. Nominations of persons for election to the board may be made at any annual meeting of shareholders, or at any special meeting of shareholders if one of the purposes for which the special meeting was called was the election of directors:

(a)	by or at the direction of the board, including pursuant to a notice of meeting;

(b)	by or at the direction or request of one or more shareholders pursuant to a “proposal” made in accordance with Division 7 of Part 5 of the Business Corporations Act, or a requisition of the shareholders made in accordance with section 167 of the Business Corporations Act; or

(c)	by any person (a “Nominating Shareholder”):

A.	who, at the close of business on the date of the giving by the Nominating Shareholder of the notice provided for below in this Article 14.12 and at the close of business on the record date for notice of such meeting, is entered in the securities register of the Company as a holder of one or more shares carrying the right to vote at such meeting or who beneficially owns shares that are entitled to be voted at such meeting, and

B.	who complies with the notice procedures set forth below in this Article 14.12.

(2)	In addition to any other requirements under applicable laws, for a nomination to be made by Nominating Shareholder, the Nominating Shareholder must have given notice thereof that is both timely (in accordance with paragraph 3 below) and in proper written form (in accordance with paragraph 4 below) to the Secretary of the Company at the principal executive offices of the Company.

(3)	To be timely, a Nominating Shareholder’s notice to the Secretary of the Company must be made:

(a)	in the case of an annual meeting of shareholders, not less than thirty (30) nor more than sixty-five (65) days prior to the date of the annual meeting of shareholders; provided, however, that in the event that the annual meeting of shareholders is to be held on a date that is less than fifty (50) days after the date (the “Notice Date”) on which the first public announcement of the date of the annual meeting was made, notice by the Nominating Shareholder may be made not later than the close of business on the tenth (10th) day following the Notice Date; and

A-19

(b)	in the case of a special meeting (which is not also an annual meeting) of shareholders called for the purpose of electing directors (whether or not called for other purposes), not later than the close of business on the fifteenth (15th) day following the day on which the first public announcement of the date of the special meeting of shareholders was made.

The time periods for the giving of a Nominating Shareholder’s notice set forth above shall in all cases be determined based on the original date of the applicable annual meeting or special meeting of shareholders, and in no event shall any adjournment or postponement of a meeting of shareholders or the announcement thereof commence a new time period for the giving of such notice.

(4)	To be in proper written form, a Nominating Shareholder’s notice to the Secretary of the Company must set forth:

(a)	as to each person whom the Nominating Shareholder proposes to nominate for election as a director:

A.	the name, age, business address and residential address of the person,

B.	the present principal occupation, business or employment of the person within the preceding five years, as well as the name and principal business of any company in which such employment is carried on,

C.	the citizenship of such person,

D.	the class or series and number of shares in the capital of the Company which are controlled or which are owned beneficially or of record by the person as of the record date for the meeting of shareholders (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice, and

E.	any other information relating to the person that would be required to be disclosed in a dissident’s proxy circular in connection with solicitations of proxies for election of directors pursuant to the Business Corporations Act and Applicable Securities Laws (as defined below); and

(b)	as to the Nominating Shareholder giving the notice, full particulars regarding any proxy, contract, agreement, arrangement or understanding pursuant to which such Nominating Shareholder has a right to vote or direct the voting of any shares of the Company and any other information relating to such Nominating Shareholder that would be required to be made in a dissident’s proxy circular in connection with solicitations of proxies for election of directors pursuant to the Business Corporations Act and Applicable Securities Laws (as defined below).

The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as an independent director of the Company or that could be material to a reasonable shareholder's understanding of the independence, or lack thereof, of such proposed nominee.

(5)	No person shall be eligible for election as a director unless nominated in accordance with the provisions of this Article 14.12; provided, however, that nothing in this Article 14.12 shall be deemed to preclude discussion by a shareholder (as distinct from the nomination of directors) at a meeting of shareholders of any matter that is properly before such meeting pursuant to the provisions of the Business Corporations Act or the discretion of the Chairman of the meeting. The Chairman of the meeting shall have the power and duty to determine whether a nomination was made in accordance with the procedures set forth in the foregoing provisions and, if any proposed nomination is not in compliance with such foregoing provisions, to declare that such defective nomination shall be disregarded.

(6)	For purposes of this Article 14.12:

(a)	“Applicable Securities Laws” means:

A-20

A.	the applicable securities legislation of each relevant province and territory of Canada in which the Company is a reporting issuer, as amended from time to time, the rules, regulations and forms made or promulgated under any such statute and the published national instruments, multilateral instruments, policies, bulletins and notices of the securities commission and similar regulatory authority of each province and territory of Canada in which the Company is a reporting issuer, and

B.	the Securities Act of 1933, as amended, and the Securities and Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, including, without limitation, Regulation 14A; and

(b)	“public announcement” means disclosure in a press release reported by a national news service in Canada or the United States, or in a document publicly filed by the Company under its profile on the System of Electronic Document Analysis and Retrieval at www.sedar.com or publicly filed with the US Securities and Exchange Commission.

(7)	Notwithstanding any other provision of this Article 14.12, notice given to the Secretary of the Company pursuant to this Article 14.12 may only be given by personal delivery or facsimile transmission, and shall be deemed to have been given and made only at the time it is served by personal delivery to the Secretary at the address of the principal executive offices of the Company or sent by facsimile transmission (provided that receipt of confirmation of such transmission has been received); provided that if such delivery or facsimile communication is made on a day which is a not a business day or later than 5:00 p.m. (Vancouver time) on a day which is a business day, then such delivery or electronic communication shall be deemed to have been made on the next following day that is a business day.

(8)	Notwithstanding the foregoing, the Board may, in its sole distraction, waive any requirement in this Article 14.12.

Article 15	Alternate Directors

15.1	Appointment of Alternate Director

Any director (an “appointor”) may by notice in writing received by the Corporation appoint any person (an “appointee”) who is qualified to act as a director to be his or her alternate to act in his or her place at meetings of the directors or committees of the directors at which the appointor is not present unless (in the case of an appointee who is not a director) the directors have reasonably disapproved the appointment of such person as an alternate director and have given notice to that effect to his or her appointor within a reasonable time after the notice of appointment is received by the Corporation.

15.2	Notice of Meetings

Every alternate director so appointed is entitled to notice of meetings of the directors and of committees of the directors of which his or her appointor is a member and to attend and vote as a director at any such meetings at which his or her appointor is not present.

15.3	Alternate for More Than One Director Attending Meetings

A person may be appointed as an alternate director by more than one director, and an alternate director:

(1)	will be counted in determining the quorum for a meeting of directors once for each of his or her appointors and, in the case of an appointee who is also a director, once more in that capacity;

(2)	has a separate vote at a meeting of directors for each of his or her appointors and, in the case of an appointee who is also a director, an additional vote in that capacity;

A-21

(3)	will be counted in determining the quorum for a meeting of a committee of directors once for each of his or her appointors who is a member of that committee and, in the case of an appointee who is also a member of that committee as a director, once more in that capacity;

(4)	has a separate vote at a meeting of a committee of directors for each of his or her appointors who is a member of that committee and, in the case of an appointee who is also a member of that committee as a director, an additional vote in that capacity.

15.4	Consent Resolutions

Every alternate director, if authorized by the notice appointing him or her, may sign in place of his or her appointor any resolutions to be consented to in writing.

15.5	Alternate Director Not an Agent

Every alternate director is deemed not to be the agent of his or her appointor.

15.6	Revocation of Appointment of Alternate Director

An appointor may at any time, by notice in writing received by the Corporation, revoke the appointment of an alternate director appointed by him or her.

15.7	Ceasing to be an Alternate Director

The appointment of an alternate director ceases when:

(1)	his or her appointor ceases to be a director and is not promptly re-elected or re-appointed;

(2)	the alternate director dies;

(3)	the alternate director resigns as an alternate director by notice in writing provided to the Corporation or a lawyer for the Corporation;

(4)	the alternate director ceases to be qualified to act as a director; or

(5)	his or her appointor revokes the appointment of the alternate director.

15.8	Remuneration and Expenses of Alternate Director

The Corporation may reimburse an alternate director for the reasonable expenses that would be properly reimbursed if he or she were a director, and the alternate director is entitled to receive from the Corporation such proportion, if any, of the remuneration otherwise payable to the appointor as the appointor may from time to time direct.

Article 16	Powers and Duties of Directors

16.1	Powers of Management

The directors must, subject to the Business Corporations Act and these Articles, manage or supervise the management of the business and affairs of the Corporation and have the authority to exercise all such powers of the Corporation as are not, by the Business Corporations Act or by these Articles, required to be exercised by the shareholders of the Corporation.

16.2	Appointment of Attorney of Corporation

The directors may from time to time, by power of attorney or other instrument, under seal if so required by law, appoint any person to be the attorney of the Corporation for such purposes, and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the directors under these Articles and excepting the power to fill vacancies in the board of directors, to remove a director, to change the membership of, or fill vacancies in, any committee of the directors, to appoint or remove officers appointed by the directors and to declare dividends) and for such period, and with such remuneration and subject to such conditions as the directors may think fit. Any such power of attorney may contain such provisions for the protection or convenience of persons dealing with such attorney as the directors think fit. Any such attorney may be authorized by the directors to sub-delegate all or any of the powers, authorities and discretions for the time being vested in him or her.

A-22

Article 17	Disclosure of Interest of Directors

17.1	Obligation to Account for Profits

A director or senior officer who holds a disclosable interest (as that term is used in the Business Corporations Act) in a contract or transaction into which the Corporation has entered or proposes to enter is liable to account to the Corporation for any profit that accrues to the director or senior officer under or as a result of the contract or transaction only if and to the extent provided in the Business Corporations Act.

17.2	Restrictions on Voting by Reason of Interest

A director who holds a disclosable interest in a contract or transaction into which the Corporation has entered or proposes to enter is not entitled to vote on any directors’ resolution to approve that contract or transaction, unless all the directors have a disclosable interest in that contract or transaction, in which case any or all of those directors may vote on such resolution.

17.3	Interested Director Counted in Quorum

A director who holds a disclosable interest in a contract or transaction into which the Corporation has entered or proposes to enter and who is present at the meeting of directors at which the contract or transaction is considered for approval may be counted in the quorum at the meeting whether or not the director votes on any or all of the resolutions considered at the meeting.

17.4	Disclosure of Conflict of Interest or Property

A director or senior officer who holds any office or possesses any property, right or interest that could result, directly or indirectly, in the creation of a duty or interest that materially conflicts with that individual’s duty or interest as a director or senior officer, must disclose the nature and extent of the conflict as required by the Business Corporations Act.

17.5	Director Holding Other Office in the Corporation

A director may hold any office or place of profit with the Corporation, other than the office of auditor of the Corporation, in addition to his or her office of director for the period and on the terms (as to remuneration or otherwise) that the directors may determine.

17.6	No Disqualification

No director or intended director is disqualified by his or her office from contracting with the Corporation either with regard to the holding of any office or place of profit the director holds with the Corporation or as vendor, purchaser or otherwise, and no contract or transaction entered into by or on behalf of the Corporation in which a director is in any way interested is liable to be voided for that reason.

17.7	Professional Services by Director or Officer

Subject to the Business Corporations Act, a director or officer, or any person in which a director or officer has an interest, may act in a professional capacity for the Corporation, except as auditor of the Corporation, and the director or officer or such person is entitled to remuneration for professional services as if that director or officer were not a director or officer.

A-23

17.8	Director or Officer in Other Corporations

A director or officer may be or become a director, officer or employee of, or otherwise interested in, any person in which the Corporation may be interested as a shareholder or otherwise, and, subject to the Business Corporations Act, the director or officer is not accountable to the Corporation for any remuneration or other benefits received by him or her as director, officer or employee of, or from his or her interest in, such other person.

Article 18	Proceedings of Directors

18.1	Meetings of Directors

The directors may meet together for the conduct of business, adjourn and otherwise regulate their meetings as they think fit, and meetings of the directors held at regular intervals may be held at the place, at the time and on the notice, if any, as the directors or the Chief Executive Officer of the Corporation may from time to time determine.

18.2	Voting at Meetings

Questions arising at any meeting of directors are to be decided by a majority of votes and, in the case of an equality of votes, the chair of the meeting does not have a second or casting vote.

18.3	Chair of Meetings

The following individual is entitled to preside as chair at a meeting of directors:

(1)	the chair of the board, if any;

(2)	in the absence of the chair of the board, the president, if any, if the president is a director; or

(3)	any other director chosen by the directors if:

(a)	neither the chair of the board nor the president, if a director, is present at the meeting within 15 minutes after the time set for holding the meeting;

(b)	neither the chair of the board nor the president, if a director, is willing to chair the meeting; or

(c)	the chair of the board and the president, if a director, have advised the secretary, if any, or any other director, that they will not be present at the meeting.

18.4	Meetings by Telephone or Other Communications Medium

A director may participate in a meeting of the directors or of any committee of the directors in person or by telephone if all directors participating in the meeting, whether in person or by telephone or other communications medium, are able to communicate with each other. A director may participate in a meeting of the directors or of any committee of the directors by a communications medium other than telephone if all directors participating in the meeting, whether in person or by telephone or other communications medium, are able to communicate with each other and if all directors who wish to participate in the meeting agree to such participation. A director who participates in a meeting in a manner contemplated by this Article 18.4 is deemed for all purposes of the Business Corporations Act and these Articles to be present at the meeting and to have agreed to participate in that manner.

18.5	Calling of Meetings

A director may, and the secretary or an assistant secretary of the Corporation, if any, on the request of a director must, call a meeting of the directors at any time.

A-24

18.6	Notice of Meetings

Other than for meetings held at regular intervals as determined by the directors pursuant to Article 18.1, reasonable notice of each meeting of the directors, specifying the place, day and time of that meeting must be given to each of the directors and the alternate directors by any method set out in Article 24.1 or orally or by telephone.

18.7	When Notice Not Required

It is not necessary to give notice of a meeting of the directors to a director or an alternate director if:

(1)	the meeting is to be held immediately following a meeting of shareholders at which that director was elected or appointed, or is the meeting of the directors at which that director is appointed; or

(2)	the director or alternate director, as the case may be, has waived notice of the meeting.

18.8	Meeting Valid Despite Failure to Give Notice

The accidental omission to give notice of any meeting of directors to, or the non-receipt of any notice by, any director or alternate director, does not invalidate any proceedings at that meeting.

18.9	Waiver of Notice of Meetings

Any director or alternate director may send to the Corporation a document signed by him or her waiving notice of any past, present or future meeting or meetings of the directors and may at any time withdraw that waiver with respect to meetings held after that withdrawal. After sending a waiver with respect to all future meetings and until that waiver is withdrawn, no notice of any meeting of the directors need be given to that director and, unless the director otherwise requires by notice in writing to the Corporation, to his or her alternate director, and all meetings of the directors so held are deemed not to be improperly called or constituted by reason of notice not having been given to such director or alternate director.

18.10	Quorum

The quorum necessary for the transaction of the business of the directors may be set by the directors and, if not so set, is a majority of the directors or, if the number of directors is set at one, is deemed to be set at one director, and that director may constitute a meeting.

18.11	Validity of Acts Where Appointment Defective

Subject to the Business Corporations Act, an act of a director or officer is not invalid merely because of an irregularity in the election or appointment or a defect in the qualification of that director or officer.

18.12	Consent Resolutions in Writing

A resolution of the directors or of any committee of the directors may be passed without a meeting:

(1)	in all cases, if each of the directors entitled to vote on the resolution consents to it in writing; or

(2)	in the case of a resolution to approve a contract or transaction in respect of which a director has disclosed that he or she has or may have a disclosable interest, if each of the other directors who are entitled to vote on the resolution consents to it in writing.

A consent in writing under this Article may be by signed document, fax, email or any other method of transmitting legibly recorded messages. A consent in writing may be in two or more counterparts which together are deemed to constitute one consent in writing. A resolution of the directors or of any committee of the directors passed in accordance with this Article 18.12 is effective on the date stated in the consent in writing or on the latest date stated on any counterpart and is deemed to be a proceeding at a meeting of directors or of the committee of the directors and to be as valid and effective as if it had been passed at a meeting of the directors or of the committee of the directors that satisfies all the requirements of the Business Corporations Act and all the requirements of these Articles relating to meetings of the directors or of a committee of the directors.

A-25

Article 19	Executive and Other Committees

19.1	Appointment and Powers of Executive Committee

The directors may, by resolution, appoint an executive committee consisting of the director or directors that they consider appropriate, and this committee has, during the intervals between meetings of the board of directors, all of the directors’ powers, except:

(1)	the power to fill vacancies in the board of directors;

(2)	the power to remove a director;

(3)	the power to change the membership of, or fill vacancies in, any committee of the directors; and

(4)	such other powers, if any, as may be set out in the resolution or any subsequent directors’ resolution.

19.2	Appointment and Powers of Other Committees

The directors may, by resolution:

(1)	appoint one or more committees (other than the executive committee) consisting of the director or directors that they consider appropriate;

(2)	delegate to a committee appointed under paragraph (1) any of the directors’ powers, except:

(a)	the power to fill vacancies in the board of directors;

(b)	the power to remove a director;

(c)	the power to change the membership of, or fill vacancies in, any committee of the directors; and

(d)	the power to appoint or remove officers appointed by the directors; and

(3)	make any delegation referred to in paragraph (2) subject to the conditions set out in the resolution or any subsequent directors’ resolution.

19.3	Obligations of Committees

Any committee appointed under Articles 19.1 or 19.2, in the exercise of the powers delegated to it, must:

(1)	conform to any rules that may from time to time be imposed on it by the directors; and

(2)	report every act or thing done in exercise of those powers at such times as the directors may require.

19.4	Powers of Board

The directors may, at any time, with respect to a committee appointed under Articles 19.1 or 19.2:

(1)	revoke or alter the authority given to the committee, or override a decision made by the committee, except as to acts done before such revocation, alteration or overriding;

(2)	terminate the appointment of, or change the membership of, the committee; and

A-26

(3)	fill vacancies in the committee.

19.5	Committee Meetings

Subject to Article 19.3(1) and unless the directors otherwise provide in the resolution appointing the committee or in any subsequent resolution, with respect to a committee appointed under Articles 19.1 or 19.2:

(1)	the committee may meet and adjourn as it thinks proper;

(2)	the committee may elect a chair of its meetings but, if no chair of a meeting is elected, or if at a meeting the chair of the meeting is not present within 15 minutes after the time set for holding the meeting, the directors present who are members of the committee may choose one of their number to chair the meeting;

(3)	a majority of the members of the committee constitutes a quorum of the committee; and

(4)	questions arising at any meeting of the committee are determined by a majority of votes of the members present, and in case of an equality of votes, the chair of the meeting does not have a second or casting vote.

Article 20	Officers

20.1	Directors May Appoint Officers

The directors may, from time to time, appoint such officers, if any, as the directors determine and the directors may, at any time, terminate any such appointment.

20.2	Functions, Duties and Powers of Officers

The directors may, for each officer:

(1)	determine the functions and duties of the officer;

(2)	entrust to and confer on the officer any of the powers exercisable by the directors on such terms and conditions and with such restrictions as the directors think fit; and

(3)	revoke, withdraw, alter or vary all or any of the functions, duties and powers of the officer.

20.3	Qualifications

No officer may be appointed unless that officer is qualified in accordance with the Business Corporations Act. One person may hold more than one position as an officer of the Corporation. Any person appointed as the chair of the board or as a managing director must be a director. Any other officer need not be a director.

20.4	Remuneration and Terms of Appointment

All appointments of officers are to be made on the terms and conditions and at the remuneration (whether by way of salary, fee, commission, participation in profits or otherwise) that the directors thinks fit and are subject to termination at the pleasure of the directors, and an officer may in addition to such remuneration be entitled to receive, after he or she ceases to hold such office or leaves the employment of the Corporation, a pension or gratuity.

Article 21	Indemnification

21.1	Definitions

In this Article 21:

(1)	“eligible penalty” means a judgment, penalty or fine awarded or imposed in, or an amount paid in settlement of, an eligible proceeding;

A-27

(2)	“eligible proceeding” means a legal proceeding or investigative action, whether current, threatened, pending or completed, in which a director, former director or alternate director of the Corporation (an “eligible party”) or any of the heirs and legal personal representatives of the eligible party, by reason of the eligible party being or having been a director or alternate director of the Corporation:

(a)	is or may be joined as a party; or

(b)	is or may be liable for or in respect of a judgment, penalty or fine in, or expenses related to, the proceeding;

(3)	“expenses” has the meaning set out in the Business Corporations Act.

21.2	Mandatory Indemnification of Directors and Former Directors

Subject to the Business Corporations Act, the Corporation must indemnify a director, former director or alternate director of the Corporation and his or her heirs and legal personal representatives against all eligible penalties to which such person is or may be liable, and the Corporation must, after the final disposition of an eligible proceeding, pay the expenses actually and reasonably incurred by such person in respect of that proceeding. Each director and alternate director is deemed to have contracted with the Corporation on the terms of the indemnity contained in this Article 21.2.

21.3	Indemnification of Other Persons

Subject to any restrictions in the Business Corporations Act, the Corporation may indemnify any person.

21.4	Non-Compliance with Business Corporations Act

The failure of a director, alternate director or officer of the Corporation to comply with the Business Corporations Act or these Articles does not invalidate any indemnity to which he or she is entitled under this Part.

21.5	Corporation May Purchase Insurance

The Corporation may purchase and maintain insurance for the benefit of any person (or his or her heirs or legal personal representatives) who:

(1)	is or was a director, alternate director, officer, employee or agent of the Corporation;

(2)	is or was a director, alternate director, officer, employee or agent of a corporation at a time when the corporation is or was an affiliate of the Corporation;

(3)	at the request of the Corporation, is or was a director, alternate director, officer, employee or agent of a corporation or of a partnership, trust, joint venture or other unincorporated entity;

(4)	at the request of the Corporation, holds or held a position equivalent to that of a director, alternate director or officer of a partnership, trust, joint venture or other unincorporated entity; against any liability incurred by him or her as such director, alternate director, officer, employee or agent or person who holds or held such equivalent position.

Article 22	Dividends

22.1	Payment of Dividends Subject to Special Rights

The provisions of this Article 22 are subject to the rights, if any, of shareholders holding shares with special rights as to dividends.

A-28

22.2	Declaration of Dividends

Subject to the Business Corporations Act, the directors may from time to time declare and authorize payment of such dividends as they may deem advisable.

22.3	No Notice Required

The directors need not give notice to any shareholder of any declaration under Article 22.2.

22.4	Record Date

The directors may set a date as the record date for the purpose of determining shareholders entitled to receive payment of a dividend. The record date must not precede the date on which the dividend is to be paid by more than two months. If no record date is set, the record date is 5 p.m. on the date on which the directors pass the resolution declaring the dividend.

22.5	Manner of Paying Dividend

A resolution declaring a dividend may direct payment of the dividend wholly or partly by the distribution of specific assets or of fully paid shares or of bonds, debentures or other securities of the Corporation, or in any one or more of those ways.

22.6	Settlement of Difficulties

If any difficulty arises in regard to a distribution under Article 22.5, the directors may settle the difficulty as they deem advisable, and, in particular, may:

(1)	set the value for distribution of specific assets;

(2)	determine that cash payments in substitution for all or any part of the specific assets to which any shareholders are entitled may be made to any shareholders on the basis of the value so fixed in order to adjust the rights of all parties; and

(3)	vest any such specific assets in trustees for the persons entitled to the dividend.

22.7	When Dividend Payable

Any dividend may be made payable on such date as is fixed by the directors.

22.8	Dividends to be Paid in Accordance with Number of Shares

All dividends on shares of any class or series of shares must be declared and paid according to the number of such shares held.

22.9	Receipt by Joint Shareholders

If several persons are joint shareholders of any share, any one of them may give an effective receipt for any dividend, bonus or other money payable in respect of the share.

22.10	Dividend Bears No Interest

No dividend bears interest against the Corporation.

A-29

22.11	Fractional Dividends

If a dividend to which a shareholder is entitled includes a fraction of the smallest monetary unit of the currency of the dividend, that fraction may be disregarded in making payment of the dividend and that payment represents full payment of the dividend.

22.12	Payment of Dividends

Any dividend or other distribution payable in cash in respect of shares may be paid by cheque, made payable to the order of the person to whom it is sent, and mailed to the address of the shareholder, or in the case of joint shareholders, to the address of the joint shareholder who is first named on the central securities register, or to the person and to the address the shareholder or joint shareholders may direct in writing. The mailing of such cheque will, to the extent of the sum represented by the cheque (plus the amount of the tax required by law to be deducted), discharge all liability for the dividend unless such cheque is not paid on presentation or the amount of tax so deducted is not paid to the appropriate taxing authority.

22.13	Capitalization of Surplus

Notwithstanding anything contained in these Articles, the directors may from time to time capitalize any surplus of the Corporation and may from time to time issue, as fully paid, shares or any bonds, debentures or other securities of the Corporation as a dividend representing the surplus or any part of the surplus.

Article 23	Accounting Records

23.1	Recording of Financial Affairs

The directors must cause adequate accounting records to be kept to record properly the financial affairs and condition of the Corporation and to comply with the Business Corporations Act.

23.2	Inspection of Accounting Records

Unless the directors determine otherwise, or unless otherwise determined by ordinary resolution, no shareholder of the Corporation is entitled to inspect or obtain a copy of any accounting records of the Corporation.

Article 24	Notices

24.1	Method of Giving Notice

Unless the Business Corporations Act or these Articles provides otherwise, a notice, statement, report or other record required or permitted by the Business Corporations Act or these Articles to be sent by or to a person may be sent by any one of the following methods:

(1)	mail addressed to the person at the applicable address for that person as follows:

(a)	for a record mailed to a shareholder, the shareholder’s registered address;

(b)	for a record mailed to a director or officer, the prescribed address for mailing shown for the director or officer in the records kept by the Corporation or the mailing address provided by the recipient for the sending of that record or records of that class;

(c)	in any other case, the mailing address of the intended recipient;

(2)	delivery at the applicable address for that person as follows, addressed to the person:

(a)	for a record delivered to a shareholder, the shareholder’s registered address;

A-30

(b)	for a record delivered to a director or officer, the prescribed address for delivery shown for the director or officer in the records kept by the Corporation or the delivery address provided by the recipient for the sending of that record or records of that class;

(c)	in any other case, the delivery address of the intended recipient;

(3)	sending the record by fax to the fax number provided by the intended recipient for the sending of that record or records of that class;

(4)	sending the record by email to the email address provided by the intended recipient for the sending of that record or records of that class;

(5)	physical delivery to the intended recipient.

24.2	Deemed Receipt of Mailing

A record that is mailed to a person by ordinary mail to the applicable address for that person referred to in Article 24.1 is deemed to be received by the person to whom it was mailed on the day, Saturdays, Sundays and holidays excepted, following the date of mailing.

24.3	Certificate of Sending

A certificate signed by the secretary, if any, or other officer of the Corporation or of any other corporation acting in that behalf for the Corporation stating that a notice, statement, report or other record was addressed as required by Article 24.1, prepaid and mailed or otherwise sent as permitted by Article 24.1 is conclusive evidence of that fact.

24.4	Notice to Joint Shareholders

A notice, statement, report or other record may be provided by the Corporation to the joint shareholders of a share by providing the notice to the joint shareholder first named in the central securities register in respect of the share.

24.5	Notice to Trustees

A notice, statement, report or other record may be provided by the Corporation to the persons entitled to a share in consequence of the death, bankruptcy or incapacity of a shareholder by:

(1)	mailing the record, addressed to them:

(a)	by name, by the title of the legal personal representative of the deceased or incapacitated shareholder, by the title of trustee of the bankrupt shareholder or by any similar description; and

(b)	at the address, if any, supplied to the Corporation for that purpose by the persons claiming to be so entitled; or

(2)	if an address referred to in paragraph (1)(b) has not been supplied to the Corporation, by giving the notice in a manner in which it might have been given if the death, bankruptcy or incapacity had not occurred.

Article 25	Seal

25.1	Who May Attest Seal

Except as provided in Articles 25.2 and 25.3, the Corporation’s seal, if any, must not be impressed on any record except when that impression is attested by the signatures of:

(1)	any two directors;

(2)	any officer, together with any director;

A-31

(3)	if the Corporation only has one director, that director; or

(4)	any one or more directors or officers or persons as may be determined by the directors.

25.2	Sealing Copies

For the purpose of certifying under seal a certificate of incumbency of the directors or officers of the Corporation or a true copy of any resolution or other document, despite Article 25.1, the impression of the seal may be attested by the signature of any director or officer.

25.3	Mechanical Reproduction of Seal

The directors may authorize the seal to be impressed by third parties on share certificates or bonds, debentures or other securities of the Corporation as they may determine appropriate from time to time. To enable the seal to be impressed on any share certificates or bonds, debentures or other securities of the Corporation, whether in definitive or interim form, on which facsimiles of any of the signatures of the directors or officers of the Corporation are, in accordance with the Business Corporations Act or these Articles, printed or otherwise mechanically reproduced, there may be delivered to the person employed to engrave, lithograph or print such definitive or interim share certificates or bonds, debentures or other securities one or more unmounted dies reproducing the seal and the chair of the board or any senior officer together with the secretary, treasurer, secretary-treasurer, an assistant secretary, an assistant treasurer or an assistant secretary-treasurer may in writing authorize such person to cause the seal to be impressed on such definitive or interim share certificates or bonds, debentures or other securities by the use of such dies. Share certificates or bonds, debentures or other securities to which the seal has been so impressed are for all purposes deemed to be under and to bear the seal impressed on them.

Article 26	Prohibitions

26.1	Definitions

In this Article 26:

(1)	“designated security” means:

(a)	a voting security of the Corporation;

(b)	a security of the Corporation that is not a debt security and that carries a residual right to participate in the earnings of the Corporation or, on the liquidation or winding up of the Corporation, in its assets; or

(c)	a security of the Corporation convertible, directly or indirectly, into a security described in paragraph (a) or (b);

(2)	“security” has the meaning assigned in the Securities Act (British Columbia);

(3)	“voting security” means a security of the Corporation that:

(a)	is not a debt security, and

(b)	carries a voting right either under all circumstances or under some circumstances that have occurred and are continuing.

26.2	Application

Article 26.3 does not apply to the Corporation if and for so long as it is a public Corporation or a pre-existing reporting Corporation which has the Statutory Reporting Corporation Provisions as part of its Articles or to which the Statutory Reporting Corporation Provisions apply.

A-32

26.3	Consent Required for Transfer of Shares or Designated Securities

No share or designated security may be sold, transferred or otherwise disposed of without the consent of the directors and the directors are not required to give any reason for refusing to consent to any such sale, transfer or other disposition.

Full Name and Signature of Director	Date of Signing

_____________________________________	●
●

PRELIMINARY PROXY MATERIALS – SUBJECT TO COMPLETION

INTERNATIONAL TOWER HILL MINES LTD	Computershare 8th Floor, 100 University Avenue Toronto, Ontario M5J 2YI www.computershare.com Security Class Holder Account Number

Form of Proxy - Annual General and Special Meeting to be held on Tuesday, May 25, 2021

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1.	Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).
2.	If the securities are registered in the name of one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.
3.	This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4.	If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.
5.	The securities represented by this proxy will be voted as directed by the holder; however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.
6.	The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7.	This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting of any adjournment or postponement thereof.
8.	This proxy should be read in conjunction with the accompanying documentation provided by Management.

Proxies submitted must be received by 9:00 am, Alaska Daylight Time/ 1:00 pm, Eastern Daylight Time, on [_______], 2021

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone • Call the number listed BELOW from a touch tone telephone. 1-866-732-VOTE (8683) Toll Free	To Vote Using the Internet • Go to the following web site: www.investorvote.com • Smartphone? Scan the QR code to vote now.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

Voting by mail or by Internet are the only methods in which a holder may appoint a person as proxyholder other than Management nominees named on the reverse of this proxy.

Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER

Appointment of Proxyholder

I/We being holder(s) of International Tower Hill Mines Ltd. hereby appoint:

Karl Hanneman, the Chief Executive Officer and the alternative if he is not available, Debbie Evans, the Corporation Secretary

	OR	OR Print the name of the person you are appointing if this person is someone other than Karl Hanneman or Debbie Evans
Note: Due to restrictions and recommendations regarding public meetings and social distancing measures as a result of COVID-19, shareholders are strongly encouraged to vote their common shares in advance of the Meeting rather than attending in person. Social distancing measures will be strictly enforced at the Meeting and travel restrictions may make it difficult for shareholders to travel to and from the Meeting. If you strike out the name of the management-designated proxyholders and insert your name or an alternative name, there is no assurance that you or your proxyholder will be able to attend and vote your shares at the meeting.

as my/our proxyholder with full power of substitution and to attend, act and to vote for an on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General and Special Meeting of shareholders of International Tower Hill Mines Ltd. to be held at the Company’s Fairbanks office at 506 Gaffney Road, Suite 200, Fairbanks, Alaska 99701, on Tuesday, May 25, 2021, at 9:00 a.m. (Alaska Daylight Time) and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

1. Election of Directors

	For	Withhold		For	Withhold		For	Withhold
01. Anton Drescher	☐	☐	02. Karl Hanneman	☐	☐	03. Stuart Harshaw	☐	☐
04. Marcelo Kim	☐	☐	05. Stephen Lang	☐	☐	06. Christopher Papagianis	☐	☐
07. Thomas Weng	☐	☐

2. Appointment of Auditors	For	Withhold
Appointment of Davidson & Company LLP as Auditors of the Company for the fiscal year ending December 31, 2021 and authorizing the Directors to fix their remuneration.	☐	☐

3. Amendment to Notice of Articles and Articles	For	Against	Abstain
A. To approve an alteration to the Company’s Notice of Articles to remove the restriction on the number of Common Shares authorized for issuance.	☐	☐	☐
B. To approve the amendment and restatement of the Company’s Articles in order to permit the Company to take certain actions with Board approval only.	☐	☐	☐

4. Advisory Vote on Compensation of NEOs	For	Against
To approve the compensation paid to the Company’s NEOs on an advisory non-binding basis.	☐	☐

5. Re-Approval of the 2017 Deferred Share Unit Incentive Plan	For	Against
To re-approve the Company’s 2017 Deferred Share Unit Incentive Plan and approve any unallocated deferred share units or entitlements issuable pursuant to such plan.	☐	☐

6. Re-Approval of the 2006 Incentive Stock Option Plan	For	Against
To re-approve the Company’s 2006 Incentive Stock Option Plan and approve any unallocated options thereunder.	☐	☐

Authorized Signature(s) – This Section must be completed for your instructions to be executed.	Signature(s)	Date
/ /
I/We authorize you to act with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.